                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05324

                             ELFUN DIVERSIFIED FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

    GE ASSET MANAGEMENT INC, 3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905
    ------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant"s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/09

ITEM 1. REPORTS TO STOCKHOLDERS.

                                    [GRAPHIC]



                                                      Letter from the President


[PHOTO]


James W. Ireland III,
President and
Chief Executive Officer,
GE Asset Management


DEAR SHAREHOLDER:
Attached is the annual report for the Elfun Funds for the twelve-month period ended December 31, 2009. The report contains information about the performance of your fund and other fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW
--------------------------------------------------------------------------------

What a difference a year makes! 2009 unfolded as a tale of two markets, with financial markets finishing the year considerably more upbeat than at the start of January-when the global economy was in the midst of a recession, credit markets were frozen, and financial institutions faced the prospect of huge losses. By the first week in March, the S&P 500 Index had sunk to levels not seen in more than a decade. However, just when things were looking their bleakest, global equity markets staged a strong springtime rally as investors seemed to gain confidence in the unprecedented fiscal and monetary stimulus measures initiated by governments around the world. Stock prices continued to surge higher over the course of 2009 as companies reported better than expected earnings and corporate acquisition activity rebounded. From its March low, the S&P 500 Index rallied 67% through year-end and finished 2009 with a gain of 26.5%.

As we started 2009, global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization frightened investors. The markets also reacted unfavorably to government plans to take a 36% common equity stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke their November 2008 lows and bottomed at the end of February. In March, however, U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of the month after the three largest U.S. banks announced they were profitable in January and February. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

Stocks continued their powerful rebound through most of the second quarter, before pausing in June as investors began to question the sustainability of the economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended the second quarter approximately where it started at the beginning of 2009. Credit markets came back to life in

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

                                    [GRAPHIC]



                                          Letter from the President (Continued)


the second quarter as equities rebounded and access to the capital markets improved for financial institutions. The U.S. government stress tests concluded, and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In late June, the European Central Bank injected (Euro)442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy. In this environment, financial stocks enjoyed a notably strong second quarter, bolstered by growing speculation that the worst of the global banking crisis was possibly over.

The third quarter was another strong period of double-digit gains for global equities as investors reacted to improvements in the housing market, an increase in manufacturing activity, rising corporate earnings and cautiously optimistic comments from central banks. These green shoots seemed to outweigh concerns regarding consumers' ability to contribute to growth amid deleveraging, depressed housing prices, and higher unemployment. The pressure of substantial cash on the sidelines anxious not to miss the rally was a further boost to market momentum. Investors appeared to embrace risk as some of the largest gains were seen in the shares of lower quality companies with surprisingly weak fundamentals, including poor earnings and high debt ratios. The strength of the quarter's rally was enough to put every broad measure of U.S. equity performance into the double-digit return category for the year, while non-U.S. equities generally had an even stronger third quarter. Spreads in the credit markets continued to tighten, albeit at a slower pace than in the second quarter, as the worst of the recession appeared to be over and equity prices rallied. Demand for U.S. Treasuries strengthened around the auctions in August, pushing rates down. By the end of the third quarter, the 2-year and 10-year Treasury notes yielded 0.95% and 3.3%, respectively.

Global equity markets continued in an uptrend during the fourth quarter, aided by improving economic data. As we headed into the Thanksgiving holiday, many equity indexes climbed to their highest levels in more than a year. In the final trading days of November, however, markets grew turbulent as news of an unfolding debt crisis in Dubai caused a global sell off in equities. There were few details at the onset of the announcement, which caused considerable market volatility. But by December, the markets had mostly shrugged off the matter, after the state-run company Dubai World received a $10 billion bailout from Abu Dhabi to avoid defaulting on a $4.1 billion bond payment. Dubai World also met with 90 banks to reschedule another $22 billion in debt. Macro-economic data was largely encouraging in the fourth quarter and corporate profits for the third quarter had generally beaten analysts' estimates with ease. In the United States, unemployment claims, manufacturing surveys, home price indices and earnings revisions all strengthened, allowing the S&P 500 Index to advance 6.0% during the quarter. Among non-U.S. equity markets, emerging markets took top honors, rising 8.6% in the fourth quarter followed by the U.K. (+6.9%), the Pacific Rim (+5.2%) and Canada (+5.0%). Japan remained at the bottom of the pack, down 2.7%. U.S. Treasury yields rose in the fourth quarter and the yield curve steepened, as is often the case when economic forecasts improve and expectations for Fed rate hikes gain strength. The yield on the U.S. Treasury 10-year note ended the year at 3.84%, up 73 basis points on the quarter and 163 basis points on the year. But despite lower returns in the fourth quarter, U.S. fixed income investments generally had a good year overall. The Barclays U.S. Aggregate Bond Index had a twelve-month return

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

                                    [GRAPHIC]



                                          Letter from the President (Continued)


of nearly 6%, while the Barclay's Capital Municipal Bond Index returned 12.9% for the year. High yield credit, represented by the Barclays Capital Corporate High Yield Index, had its best year ever and gained 58.2% in 2009.

This year's stock market recovery was underpinned by unprecedented fiscal and monetary stimulus--both in the U.S. and globally. By year-end 2009 there had been over 780 stimulative policy initiatives announced around the world since the U.S. Federal Reserve made its first rate cut of the cycle in August 2007. Central banks around the globe kept interest rates low throughout the year. Against this backdrop, financial markets posted much improved results for the six- and 12-month periods ended December 31, 2009.

               TOTAL RETURNS AS OF
               DECEMBER 31, 2009                6-MONTH 12-MONTH
               -------------------------------------------------
               U.S. equities (S&P 500 Index)     22.6     26.5
               Global equities
                (MSCI World Index)               22.2     30.0
               International equities
                (MSCI EAFE Index)                22.1     31.8
               Emerging Markets equities
                (MSCI EM Index)                  31.2     78.5
               Small-cap U.S. equities
                (Russell 2000 Index)             23.9     27.2
               Mid-cap U.S. equities
                (Russell Mid Cap Index)          27.8     40.5
               U.S. fixed income (Barclays
                Capital U.S. Aggregate
                Bond Index)                       4.0      5.9
               U.S. short-term government
                fixed income (Barclays
                Capital U.S. Treasury 1-3 year
                Term Index)                       0.8      0.8
               U.S. tax-exempt income
                (Barclays Capital Municipal
                Bond Index)                       6.1     12.9
               U.S. High Yield (Barclays
                Capital U.S. Corporate
                High Yield Index)                21.3     58.2
               -------------------------------------------------

OUTLOOK
--------------------------------------------------------------------------------

Economies around the world are showing signs of improvement driven by unprecedented global stimulus and a supportive monetary policy. Earnings have been improving throughout the year. Fourth quarter earnings are being carefully watched for evidence of acceleration from the well-received announcements of earlier periods along with a follow through in revenues. Certainly year-over-year targets should be relatively easy to beat given the perilous state of the global economy in the fourth quarter of 2008.

Although we have a number of positives to point to, we have a number of challenges to overcome. We believe we have a very high and very narrow bridge to cross as we look forward. Employment, a major piece of the puzzle, must stabilize and improve. Central banks' monetary policy is key--major central banks appear content to keep rates at multi-year lows. Although we expect that government stimulus efforts will support some degree of global economic growth well into 2010, the big question is whether growth can be sustained once central banks begin to close the spigots on the massive stimulus/liquidity that has been driving markets. Governments must effectively balance the withdrawal of stimulus against offsetting improvements in the rest of the economy. This is especially true for China, a critical player in the global arena, which must sustain healthy growth in the 8% range to keep it and the world economies moving forward. U.S. consumption is starting to improve but we expect it will take a long time before we see any meaningful growth there.

We believe equities are likely to be stronger earlier in 2010, driven by a rebuilding of companies' shriveled inventories, an increase in investment spending from historically depressed levels, delayed effect of stimulus, and stronger end demand

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

                                    [GRAPHIC]



                                          Letter from the President (Continued)


particularly from emerging markets. But many challenges remain on the horizon including the risk of policy missteps. In our view, this may temper the magnitude of growth we see over the next year. We expect it will be positive but about half as strong as other similar periods coming out of a recession.

At Elfun Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. While the equity markets have recovered from some of their losses earlier in the year, the only certainty about their near-term direction is continued uncertainty. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with Elfun Funds.

Sincerely,

/s/ Jay
Jay W. Ireland III

President and Chief Executive Officer
GE Asset Management

-------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the Elfun Funds.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

Elfun Funds
Annual Report
December 31, 2009

[LOGO]

                                    [GRAPHIC]




NOTES TO PERFORMANCE........................................   1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   ELFUN INTERNATIONAL EQUITY FUND..........................   2

   ELFUN TRUSTS.............................................  10

   ELFUN DIVERSIFIED FUND...................................  16

   ELFUN TAX-EXEMPT INCOME FUND.............................  42

   ELFUN INCOME FUND........................................  55

   ELFUN MONEY MARKET FUND..................................  71

NOTES TO SCHEDULES OF INVESTMENTS...........................  77

FINANCIAL STATEMENTS

 Financial Highlights.......................................  79

 Statements of Assets and Liabilities.......................  82

 Statements of Operations...................................  84

 Statements of Changes in Net Assets........................  86

 Notes to Financial Statements..............................  88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 102

TAX INFORMATION............................................. 103

ADVISORY AGREEMENT RENEWAL.................................. 104

ADDITIONAL INFORMATION...................................... 107

INVESTMENT TEAM............................................. 110

SHAREHOLDER SERVICES........................................ 113

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                    [GRAPHIC]



Information on the following performance pages relating to the Elfun Funds' one year total return and Schedule of Investments is audited. All other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 or visit the Funds' website at http://www.geam.com for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested. The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Municipal Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market. Barclays Capital U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.
-------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the Elfun Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

                                    [GRAPHIC]



[PHOTO]



Ralph R. Layman


The Elfun International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman (pictured to the left), Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers' biographical information beginning on page 109.

Q.HOW DID THE ELFUN INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK
  AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31,
  2009?

A.For the twelve-month period ended December 31, 2009, the Elfun International
  Equity Fund returned 27.69%. The MSCI EAFE Index, the Fund's benchmark, returned 31.78% and the Fund's Morningstar peer group of 827 Foreign Large Blend funds returned an average of 30.91% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.For the first ten weeks of the year, markets fell at a faster rate than what was experienced in 2008. However, evidence that world governments were prepared to use all available tools to support the global economy prompted a refocus on valuations but also on survivability. Massive cash on the sidelines supported a turnaround in market sentiment while second and third quarter earnings beat modest expectations. The fear of being short replaced the fear of being long, and bond yields offered little by way of competition to under-owned stocks.

Q.WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A.Fears of systemic financial sector failure drove sentiment at the beginning of the year but the authorities were determined to prevent such a collapse. Anecdotal evidence of restocking of depleted inventories and proof that companies could still be profitable started the recovery. China and India avoiding recession provided a destination for investment funds and markets for companies with infrastructure goods and services to sell. As the year progressed, purchasing manager surveys, confidence indicators and GDP forecasts all improved although in uneven fashion. The U.S. dollar weakened, providing support for commodities and boosting emerging markets.

Q.WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A.The bulk of the negative attribution came from holdings in financials, most notably in Japan. Picked for their defensive

                                    [GRAPHIC]



  qualities, Japan's banks (MUFG, Yokohama) and other financials (Nomura Holdings, Mitsubishi Estate) proved only too vulnerable to the weakness of the local economy and market. Also, an underweight in cyclical discretionary stocks, and an overweight in defensive staples underperformed in the recovery.

  Positive attribution came from holdings in energy (Paladin Resources, Petrobras) boosted by higher prices, telecom stocks for their defensive qualities, and utilities, a significant underweight in the Fund.

Q.DID THE WEIGHTINGS/COUNTRY ALLOCATIONS OF THE FUND CHANGE? WHY?

A.The overweight in consumer staples was reduced, based on weakening fundamentals and achievement of valuation targets. Similarly the underweight in consumer discretionary was reduced as company fundamentals (in autos and retail) screened better under our investment approach. The materials weight (including basic resources) increased to overweight based on commodity price gains driven by China growth and the overall cash weight declined as conviction improved regarding the global outlook.

  The weight in emerging markets increased as the China growth story created a ripple effect in both Asia and some of the resource supplier nations in the developing world.

Q.WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A.Several new holdings were added to the Fund's portfolio including HSBC
  Holdings and Deutsche Boerse under the improving climate for financial stocks that may benefit from stricter regulation. Also, Yamada Denki (retail), Suzuki (autos) and Nomura Holdings (banking) were added in Japan for their attractive valuations and ability to perform in any local recovery.

  Eliminations and trims included East Japan Rail and Nintendo for deteriorating fundamentals and Vodafone Group (UK) for its inability to convert its widespread operational depth to meaningful improvements in cash earnings growth.

                                    [GRAPHIC]



                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

    -----------------------------------------------------------------------
                            ACCOUNT VALUE AT ACCOUNT VALUE     EXPENSES
                            THE BEGINNING OF AT THE END OF    PAID DURING
                             THE PERIOD ($)  THE PERIOD ($) THE PERIOD ($)*
    -----------------------------------------------------------------------

    Actual Fund Return**        1,000.00        1,203.72         1.56
    -----------------------------------------------------------------------

    Hypothetical 5% Return
     (2.5% for the period)      1,000.00        1,023.52         1.43
    -----------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.28% (for the period between July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

**Actual Fund Return for the six-month period ended December 31, 2009 was:
  20.37%.

                                    [GRAPHIC]



                    CHANGE IN VALUE OF A $10,000 INVESTMENT



                                    [CHART]

      Elfun International
         Equity Fund           MSCI EAFE Index
     --------------------      ----------------
'99       $10,000.00             $10,000.00
'00         9,103.26               8,583.27
'01         7,367.57               6,728.09
'02         5,891.48               5,655.63
'03         8,309.53               7,837.90
'04         9,713.74               9,424.85
'05        11,626.02              10,700.56
'06        14,652.15              13,519.15
'07        18,136.65              15,030.65
'08        10,129.04               8,510.59
'09        12,933.28              11,214.92

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                              FIVE  TEN
                     ONE YEAR YEAR  YEAR
-----------------------------------------

Elfun International
 Equity Fund          27.69%  5.89% 2.61%

MSCI EAFE Index       31.78%  3.54% 1.15%

                                    [GRAPHIC]




                              INVESTMENT PROFILE

 A Mutual Fund designed for investors who seek long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund invests at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily (meaning at least 65%) in equity securities of companies located in developed and emerging market countries outside the United States.
                      MORNINGSTAR PERFORMANCE COMPARISON
                     US OE Foreign Large Blend Peer Group

                        Based on average annual returns
                          for periods ended 12/31/09

                                                    ONE   FIVE  TEN
                                                    YEAR  YEAR  YEAR

           Fund's Rank in peer group..............   559    78    43

           Number of funds in peer group..........   827   462   249

           Peer group average annual total return. 30.91% 3.42% 0.13%

           Morningstar Category in peer group: Foreign Large Blend

                           TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

Roche Holding AG              3.38%
-----------------------------------
Nomura Holdings Inc.          2.91%
-----------------------------------
Nestle S.A. (Regd.)           2.84%
-----------------------------------
BNP Paribas                   2.82%
-----------------------------------
Banco Santander S.A. (Regd.)  2.65%
-----------------------------------
HSBC Holdings PLC             2.51%
-----------------------------------
Reckitt Benckiser Group PLC   2.36%
-----------------------------------
Rio Tinto PLC (Regd.)         2.01%
-----------------------------------
Bayer AG                      1.99%
-----------------------------------
BHP Billiton PLC              1.97%
-----------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ELFUN INTERNATIONAL EQUITY FUND     (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                        ELFUN INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of the Market Value of $300,309 as of December 31, 2009.

                                    [CHART]

Continental Europe          47.7%
United Kingdom              18.8%
Japan                       16.0%
Emerging Asia                5.0%
Pacific Rim                  3.8%
Canada                       3.3%
Latin America                3.3%
South Africa                 0.8%
United States                0.7%
Emerging Europe              0.6%


                                             NUMBER
                                          OF SHARES        VALUE
           COMMON STOCK -- 99.0%+
           ---------------------------------------------------------------

           AUSTRALIA -- 2.5%

           Brambles Ltd.................    729,036    $   4,427
           Paladin Energy Ltd...........    467,770        1,748    /(a)/
           Telstra Corporation Ltd......    407,004        1,253
                                                           7,428

           BRAZIL -- 2.6%

           Banco Santander Brasil S.A...    188,200        2,580
           Petroleo Brasileiro S.A. ADR.     60,701        2,573
           Vale S.A.....................    113,023        2,805
                                                           7,958

           CANADA -- 3.3%

           Kinross Gold Corp............     57,912        1,070
           Potash Corp of Saskatchewan
            Inc.........................     45,156        4,927
           Research In Motion Ltd.......     36,542        2,476    /(a)/
           Suncor Energy Inc............     41,274        1,465
                                                           9,938

                                                 NUMBER
                                              OF SHARES        VALUE

             CHILE -- 0.3%

             Sociedad Quimica y Minera de
              Chile S.A. ADR (Series B).....     25,505    $     958

             CHINA -- 0.9%

             China Mobile Ltd...............    132,191        1,230
             China South Locomotive and
              Rolling Stock Corp............  2,151,155        1,571
                                                               2,801

             DENMARK -- 0.5%

             A P Moller -- Maersk A/S
              (Series B)....................         80          563
             G4S PLC........................    199,968          836
                                                               1,399

             FINLAND -- 0.4%

             Nokia Oyj......................    100,301        1,298

             FRANCE -- 14.1%

             Alstom S.A.....................      8,083          566
             AXA S.A........................    111,906        2,630
             BNP Paribas....................    106,581        8,461
             Cie Generale d'Optique Essilor
              International S.A.............     84,599        5,064
             Credit Agricole S.A............    259,671        4,561
             Groupe Danone..................     55,950        3,433
             Schneider Electric S.A.........     19,321        2,248
             Total S.A......................     82,934        5,331
             Veolia Environnement...........    109,071        3,598
             Vinci S.A......................     40,330        2,271
             Vivendi........................    147,800        4,390
                                                              42,553

             GERMANY -- 10.0%

             Adidas AG......................     49,291        2,672
             Bayer AG.......................     74,597        5,975
             Daimler AG (Regd.).............     31,170        1,662
             Deutsche Boerse AG.............     34,884        2,891
             E.ON AG........................     59,351        2,493
             Linde AG.......................     35,496        4,280
             Metro AG.......................     45,983        2,811
             Siemens AG (Regd.).............     63,439        5,827
             ThyssenKrupp AG................     36,575        1,376
                                                              29,987


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND    (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                             NUMBER
                                          OF SHARES        VALUE

           HONG KONG -- 0.9%

           Esprit Holdings Ltd..........    428,445    $   2,842

           INDIA -- 0.6%

           Larsen & Toubro Ltd..........     49,068        1,766

           IRELAND -- 0.9%

           CRH PLC......................    102,564        2,806

           ITALY -- 2.7%

           ENI S.p.A....................    112,874        2,877
           Intesa Sanpaolo S.p.A........    774,594        3,489
           Saipem S.p.A.................     35,717        1,234
           UniCredit S.p.A..............    186,847          625
                                                           8,225

           JAPAN -- 16.0%

           Asahi Glass Company Ltd......     75,000          714
           Daiichi Sankyo Company Ltd...     66,400        1,393
           Daikin Industries Ltd........     31,000        1,225
           Mitsubishi Corp..............     56,000        1,395
           Mitsubishi Estate
            Company Ltd.................    232,946        3,721
           Mitsubishi Heavy
            Industries Ltd..............    422,000        1,489
           Mitsubishi UFJ Financial
            Group Inc...................  1,133,869        5,588
           Nomura Holdings Inc..........  1,173,912        8,734
           Shiseido Company Ltd.........    151,430        2,912
           Sony Financial Holdings Inc..      1,305        3,398    /(a)/
           Sumitomo Metal
            Industries Ltd..............  1,317,923        3,544
           Sumitomo Mitsui Financial
            Group Inc...................     12,544          360
           Suzuki Motor Corp............    119,031        2,933
           The Bank of Yokohama Ltd.....    473,007        2,158
           Toyota Motor Corp............    112,482        4,744
           Yamada Denki Company Ltd.....     55,460        3,743
                                                          48,051

           MEXICO -- 0.3%

           America Movil SAB de C.V.
            ADR (Series L)..............     19,675          924

                                               NUMBER
                                            OF SHARES     VALUE

          NETHERLANDS -- 2.7%

          Heineken N.V....................     37,792 $   1,796
          Koninklijke Ahold N.V...........    128,495     1,704
          Koninklijke Philips
           Electronics N.V................    157,121     4,648
                                                          8,148

          RUSSIA -- 0.6%

          LUKOIL ADR......................     10,794       618
          Mobile Telesystems OJSC ADR.....     21,875     1,069
                                                          1,687

          SINGAPORE -- 0.3%

          CapitaLand Ltd..................    331,500       984

          SOUTH AFRICA -- 0.8%

          MTN Group Ltd...................    156,750     2,500

          SOUTH KOREA -- 1.9%

          KB Financial Group Inc..........     35,723     1,819    /(a)/
          Samsung Electronics
           Company Ltd....................      5,610     3,847
                                                          5,666

          SPAIN -- 4.7%

          Banco Santander S.A. (Regd.)....    482,038     7,972    /(h)/
          Iberdrola S.A...................    247,647     2,375
          Telefonica S.A..................    131,544     3,685
                                                         14,032

          SWEDEN -- 0.7%

          Hennes & Mauritz AB (Series B)..     29,933     1,663
          Telefonaktiebolaget LM Ericsson
           (Series B).....................     37,064       342
                                                          2,005

          SWITZERLAND -- 10.9%

          ABB Ltd. (Regd.)................    111,242     2,145    /(a)/
          Credit Suisse Group AG (Regd.)..     59,451     2,947
          Nestle S.A. (Regd.).............    175,458     8,521
          Novartis AG (Regd.).............     71,456     3,905
          Roche Holding AG................     59,265    10,142
          Syngenta AG.....................     11,032     3,118
          Zurich Financial Services AG....      9,131     1,998
                                                         32,776


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND     (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              NUMBER
                                           OF SHARES        VALUE

         TAIWAN -- 1.6%

         Taiwan Semiconductor
          Manufacturing
          Company Ltd....................  2,029,400    $   4,090
         Taiwan Semiconductor
          Manufacturing
          Company Ltd. ADR...............     65,546          750
                                                            4,840

         UNITED KINGDOM -- 18.8%

         BG Group PLC....................    189,902        3,428
         BHP Billiton PLC................    185,307        5,906    /(h)/
         BP PLC..........................    290,966        2,809
         G4S PLC.........................    416,663        1,746
         HSBC Holdings PLC...............    662,052        7,551
         Lloyds Banking Group PLC........  4,358,017        3,506
         National Grid PLC...............    491,761        5,366
         Prudential PLC..................    442,365        4,527
         Reckitt Benckiser Group PLC.....    130,713        7,074
         Rio Tinto PLC (Regd.)...........    111,855        6,038
         Tesco PLC.......................    705,419        4,865
         The Capita Group PLC............     60,532          732
         Vodafone Group PLC..............  1,272,332        2,946
                                                           56,494

         TOTAL COMMON STOCK
          (COST $280,131)................                 298,066
         --------------------------------------------------------------------
         OTHER INVESTMENTS -- 0.0%*
         --------------------------------------------------------------------

         GEI Investment Fund
          (COST $131)....................                     100    /(k)/

         TOTAL INVESTMENTS IN SECURITIES
          (COST $280,262)................                 298,166
         --------------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- 0.7%
         --------------------------------------------------------------------

         GE Money Market Fund Institutional Class
         0.01%...........................                   2,143    /(d,p)/
           (COST $2,143)

                                                          VALUE

            TOTAL INVESTMENTS
             (COST $282,405)..............            $ 300,309

            OTHER ASSETS AND LIABILITIES,
             NET -- 0.3%..................                1,023
                                                      ---------

            NET ASSETS -- 100.0%..........            $ 301,332
                                                      =========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun International Equity had the following long futures contracts open at December 31, 2009:

                             NUMBER   CURRENT
                EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION       DATE      CONTRACTS  VALUE   APPRECIATION
-----------------------------------------------------------

DJ Euro Stoxx
 50 Index
 Futures        March 2010      8       $341      $   6

FTSE 100 Index
 Futures        March 2010      2        173          3

Topix Index
 Futures        March 2010      2        194          2
                                                  -----
                                                  $  11
                                                  =====

The Elfun International Equity was invested in the following industries at December 31, 2009: (unaudited)

INDUSTRIES  PERCENTAGE (BASED ON MARKET VALUE)
-------------------------------------------------
Commercial Banks              16.21%
Pharmaceuticals                7.13%
Oil, Gas & Consumable Fuels    6.94%
Metals & Mining                6.91%
Chemicals                      4.42%
Insurance                      4.18%
Food Products                  3.98%
Capital Markets                3.89%
Industrial Conglomerates       3.49%
Food & Staples Retailing       3.12%
Automobiles                    3.11%


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND    (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]





Multi-Utilities                             2.99%
Semiconductors & Semiconductor Equipment     2.89
Wireless Telecommunication Services         2.89%
Specialty Retail                            2.75%
Household Products                          2.36%
Commercial Services & Supplies              2.33%
Healthcare Equipment & Supplies             1.69%
Electrical Equipment                        1.65%
Diversified Telecommunication Services      1.64%
Electric Utilities                          1.62%
Real Estate Management & Development        1.57%
Media                                       1.46%
Communications Equipment                    1.37%
Construction & Engineering                  1.34%
Machinery                                   1.02%
Personal Products                           0.97%
Diversified Financial Services              0.96%
Construction Materials                      0.93%
Textiles Apparel & Luxury Goods             0.89%
Short-Term                                  0.71%
Building Products                           0.65%
Beverages                                   0.60%
Trading Companies & Distributors            0.47%
Energy Equipment & Services                 0.41%
Professional Services                       0.24%
Marine                                      0.19%
Other Investments                           0.03%
                                         --------
                                          100.00%
                                         ========


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

                                    [GRAPHIC]



                                    [GRAPHIC]



David B. Carlson

The Elfun Trusts is managed by David B. Carlson. See portfolio managers' biographical information beginning on page 109.

Q.HOW DID THE ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR
  PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A.For the twelve-month period ended December 31, 2009, the Elfun Trusts returned 33.62%. The S&P 500 Index, the Fund's benchmark, returned 26.46% and the Fund's Morningstar peer group of 1,793 U.S. Large-Cap Growth funds returned an average of 35.22% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.It was another volatile year as stocks fell sharply in the first quarter, bottomed in early March, and rose for the balance of the year. Despite the strong year, the major averages are still below the highs set in October 2007.

  Sector allocation was more differentiated last year as only three sectors (out of ten) outperformed the S&P 500 in 2009: technology (+62%), materials (+49%), and consumer discretionary (+42%). The more defensive sectors lagged. The growth style of investing outperformed the value style, with the strongest returns among medium capitalization companies.

  The financial sector was the most volatile, plunging in the first quarter and then rocketing back in the balance of the year as the financial crisis abated. For the year, the financial sector was up 17%. Technology was the best performing sector for the year (+62%) and telecommunications was the worst (+9%).

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.Elfun Trusts outperformed the market due both to sector allocation
  (overweighting the right sectors), and stock selection within sectors. In the energy sector, our stocks were up 44% compared to a rise of 14% for the S&P 500 sector. Transocean (+75%) and Schlumberger (+56%) were the principle contributors. In the financial sector, the portfolio was modestly overweighted and our holdings were up 35% compared to a sector return of 17%. CB Richard Ellis and Goldman Sachs were strong performers. The portfolio was also overweighted in the consumer-discretionary sector, where our holdings were up 44% compared to 41% return for the S&P 500 sector. Liberty Media was the strongest performer (+94) in this sector. Late in the year, Liberty Media merged with Direct TV, and we now have a position in Direct TV.

  On the negative side, we were underweight in the materials sector which was up 49% for the year. Our sole holding in this sector was Monsanto, which gained 18%. In technology, we benefited from overweighting the sector, but our holdings were "only" up 44% compared to a gain of 62% for the sector. Not owning Apple and Google detracted from performance as both of

                                    [GRAPHIC]



  these stocks doubled in price last year. In healthcare, we were modestly overweight and our holdings were up 17% versus a gain of 19% for the sector. Our two biotech holdings, Amgen and Gilead, lagged the market.

Q.WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND DURING THE YEAR?

A.We began the year with 49 stocks in the portfolio and ended the year with 51.
  Once again, the turnover rate remained low at 8% for the year. We continue to seek high quality, above-average growers and buy stocks with a long term time horizon.

  Technology remains the largest sector weight in the portfolio at 31%. The appeal of technology is several fold: greater proportion of growth and earnings outside the US, strong balance sheets and free cash flow generation, long term growth in niche sectors such as wireless and internet.

  The portfolio is also overweight in the consumer discretionary sector, with the predominant exposure in the media and retail industries. We remain underweighted in the utility, telecomm and staples sectors, primarily due to the more modest growth expectations of these sectors.

Q.HOW IS THE FUND POSITIONED FOR THE YEAR AHEAD?

A.As we start the new year, it appears that the recession is over, the financial crisis is over, and we are in the early stages of a gradual recovery. But there are still plenty of macro issues to worry about; record fiscal deficits, unsustainably low interest rates, new regulations for certain industries, just to name a few. We are focused on finding companies that can drive their growth in just about any macro-economic environment. We look for global growth, such as Qualcomm's opportunity to sell wireless chips in emerging markets. We look for innovation driven growth, such as Monsanto's opportunity to sell genetically modified seeds around the world. We look for financially strong companies that can drive growth both internally and externally via acquisitions.

  Over the last ten years, we have had two recessions and two rather severe bear markets and the stock market is lower than it was ten years ago. One silver lining in these clouds is a stock market trading at a valuation level that's more compelling than it's been for many years. We are finding attractive companies at reasonable valuations. We will continue to seek high quality, well managed companies and hope that the next ten years will be better than the last.

                                    [GRAPHIC]



                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

    -----------------------------------------------------------------------
                            ACCOUNT VALUE AT ACCOUNT VALUE     EXPENSES
                            THE BEGINNING OF AT THE END OF    PAID DURING
                             THE PERIOD ($)  THE PERIOD ($) THE PERIOD ($)*
    -----------------------------------------------------------------------

    Actual Fund Return**        1,000.00        1,183.19         1.32
    -----------------------------------------------------------------------

    Hypothetical 5% Return
     (2.5% for the period)      1,000.00        1,023.72         1.22
    -----------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.24% (for the period between July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

**Actual Fund Return for the six-month period ended December 31, 2009 was:
  18.32%.

                                    [GRAPHIC]



                    CHANGE IN VALUE OF A $10,000 INVESTMENT


                                    [CHART]

      Elfun Trusts    S&P 500 Index
      ------------    -------------
'99    $10,000.00      $10,000.00
'00     10,589.24        9,081.65
'01      9,955.50        7,999.85
'02      7,973.39        6,231.73
'03      9,803.10        8,021.99
'04     10,581.20        8,894.89
'05     10,666.31        9,332.39
'06     12,064.05       10,806.20
'07     12,672.96       11,400.06
'08      8,296.58        7,182.28
'09     11,086.13        9,083.04

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                        FIVE   TEN
               ONE YEAR YEAR   YEAR
------------------------------------

Elfun Trusts    33.62%  0.94%  1.04%

S&P 500 Index   26.46%  0.42% -0.96%

                                    [GRAPHIC]


                              INVESTMENT PROFILE

 A Mutual Fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in common and preferred stocks and other types of equity securities of U.S. companies.

                      MORNINGSTAR PERFORMANCE COMPARISON
                         US OE Large Growth Peer Group

          Based on average annual returns for periods ended 12/31/09

                                                   ONE   FIVE   TEN
                                                   YEAR  YEAR   YEAR

          Fund's rank in peer group..............   971   691     87

          Number of Funds in peer group..........  1789  1270    694

          Peer group average annual total return. 35.22% 0.63% -3.43%

          Morningstar Category in peer group: Large Growth

                           TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

QUALCOMM Inc.          4.30%
----------------------------
The Western Union Co.  4.02%
----------------------------
Schlumberger Ltd.      3.97%
----------------------------
Intuit, Inc.           3.75%
----------------------------
Microsoft Corp.        3.72%
----------------------------
DIRECTV (Class A)      3.70%
----------------------------
PepsiCo, Inc.          3.63%
----------------------------
Amgen Inc.             3.62%
----------------------------
Dover Corp.            3.60%
----------------------------
Cisco Systems, Inc.    3.45%
----------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ELFUN TRUSTS                       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                 ELFUN TRUSTS

Portfolio Composition as a % of the Market Value of $1,639,855 as of December 31, 2009.

                                    [CHART]

Information Technology            31.5%
Consumer Discretionary            15.8%
Healthcare                        15.5%
Financials                        15.1%
Energy                             8.2%
Industrials                        3.9%
Consumer Staples                   3.9%
Materials                          3.3%
Short-Term                         1.5%
Telecommunication Services         1.3%
Other Investments                  0.0%*
* Less than 0.1%

                                         NUMBER
                                      OF SHARES          VALUE
              COMMON STOCK -- 98.5%+
              ---------------------------------------------------------

              BEVERAGES -- 3.6%

              PepsiCo, Inc..........    980,000    $    59,584

              BIOTECHNOLOGY -- 4.1%

              Amgen Inc.............  1,050,000         59,398    /(a)/
              Gilead Sciences, Inc..    170,000          7,358    /(a)/
                                                        66,756

              CAPITAL MARKETS -- 5.5%

              State Street Corp.....  1,190,000         51,813    /(e)/
              The Goldman Sachs
               Group, Inc...........    225,000         37,989
                                                        89,802

              CHEMICALS -- 3.3%

              Ecolab Inc............    110,000          4,904
              Monsanto Co...........    600,000         49,050
                                                        53,954

                                             NUMBER
                                          OF SHARES       VALUE

          COMMERCIAL SERVICES & SUPPLIES -- 1.1%

          Iron Mountain Inc.............    580,000 $    13,201 /(a)/
          Ritchie Bros Auctioneers Inc..     90,000       2,019
          Stericycle, Inc...............     45,000       2,483 /(a)/
                                                         17,703

          COMMUNICATIONS EQUIPMENT -- 9.4%

          Cisco Systems, Inc............  2,360,000      56,498 /(a)/
          QUALCOMM Inc..................  1,525,000      70,546
          Research In Motion Ltd........    390,000      26,341 /(a)/
                                                        153,385

          DIVERSIFIED FINANCIAL SERVICES -- 3.5%

          CME Group Inc.................    120,000      40,314
          JPMorgan Chase & Co...........    390,000      16,251
                                                         56,565

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.1%

          Corning Inc...................    700,000      13,517
          Molex Inc. (Class A)..........  1,100,000      21,043
                                                         34,560

          ENERGY EQUIPMENT & SERVICES -- 6.7%

          Schlumberger Ltd..............  1,000,000      65,090
          Transocean Ltd................    530,000      43,884 /(a)/
                                                        108,974

          FOOD PRODUCTS -- 0.2%

          McCormick & Company Inc.......    110,000       3,974

          HEALTHCARE EQUIPMENT & SUPPLIES -- 2.8%

          Becton Dickinson & Co.........    130,000      10,252
          DENTSPLY International Inc....     60,000       2,110
          Medtronic, Inc................    770,000      33,865
                                                         46,227

          HEALTHCARE PROVIDERS & SERVICES -- 4.0%

          Express Scripts, Inc..........    220,000      19,019 /(a)/
          Lincare Holdings Inc..........    980,000      36,378 /(a)/
          VCA Antech, Inc...............    430,000      10,716 /(a)/
                                                         66,113

          HOTELS RESTAURANTS & LEISURE -- 1.6%

          Carnival Corp.................    830,000      26,303 /(a)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TRUSTS                       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                              NUMBER
                                           OF SHARES          VALUE

         INSURANCE -- 4.6%

         AFLAC Inc.......................    700,000    $    32,375
         Alleghany Corp..................     39,413         10,878    /(a)/
         Berkshire Hathaway Inc.
          (Class B)......................     10,000         32,860    /(a)/
                                                             76,113

         INTERNET SOFTWARE & SERVICES -- 2.5%

         Baidu, Inc ADR..................     37,000         15,215    /(a)/
         eBay Inc........................  1,125,000         26,483    /(a)/
                                                             41,698

         IT SERVICES -- 9.2%

         Automatic Data
          Processing, Inc................    520,000         22,266
         Paychex, Inc....................  1,170,000         35,849
         The Western Union Co............  3,500,000         65,975
         Visa, Inc. (Class A)............    310,000         27,113
                                                            151,203

         MACHINERY -- 3.6%

         Dover Corp......................  1,420,000         59,086

         MEDIA -- 8.9%

         Comcast Corp. (Class A).........  2,260,000         36,183
         DIRECTV (Class A)...............  1,820,000         60,697    /(a)/
         Liberty Global, Inc. (Series C).  2,250,000         49,162    /(a)/
                                                            146,042

         OIL, GAS & CONSUMABLE FUELS -- 1.6%

         Exxon Mobil Corp................    290,000         19,775
         Southwestern Energy Co..........    120,000          5,784    /(a)/
                                                             25,559

         PHARMACEUTICALS -- 4.6%

         Abbott Laboratories.............    460,000         24,835
         Bristol-Myers Squibb Co.........    750,000         18,937
         Johnson & Johnson...............    500,000         32,205
                                                             75,977

         REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.5%

         CB Richard Ellis Group, Inc.
          (Class A)......................  1,800,000         24,426    /(a)/

                                            NUMBER
                                         OF SHARES       VALUE

         SOFTWARE -- 7.5%

         Intuit, Inc...................  2,000,000 $    61,420 /(a)/
         Microsoft Corp................  2,000,000      60,980
                                                       122,400

         SPECIALTY RETAIL -- 5.3%

         Bed Bath & Beyond, Inc........  1,300,000      50,219 /(a)/
         Lowe's Companies, Inc.........  1,580,000      36,956
                                                        87,175

         WIRELESS TELECOMMUNICATION SERVICES -- 1.3%

         American Tower Corp.
          (Class A)....................    500,000      21,605 /(a)/

         TOTAL COMMON STOCK
          (COST $1,343,555)............              1,615,184
         -------------------------------------------------------------
         OTHER INVESTMENTS -- 0.0%*
         -------------------------------------------------------------

         GEI Investment Fund
          (COST $603)..................                    458 /(k)/

         TOTAL INVESTMENTS IN
          SECURITIES
          (COST $1,344,158)............              1,615,642
         -------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- 1.5%
         -------------------------------------------------------------

         GE Money Market Fund Institutional Class
         0.01%.........................                 24,213 /(d,p)/
           (COST $24,213)

         TOTAL INVESTMENTS
          (COST $1,368,371)............              1,639,855

         OTHER ASSETS AND LIABILITIES,
          NET -- 0.0%*.................                     41
                                                   -----------

         NET ASSETS -- 100.0%..........            $ 1,639,896
                                                   ===========


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

                                    [GRAPHIC]



[PHOTO]


Paul M. Colonna

[PHOTO]


Ralph R. Layman

[PHOTO]


Thomas R. Lincoln

[PHOTO]


Judith A. Studer

[PHOTO] Diane M. Wehner

Diane M. Wehner

The Elfun Diversified Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of three sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team.
Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund's objectives. See portfolio managers' biographical information beginning on page 109.

Q.HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A.For the twelve-month period ended December 31, 2009, the Elfun Diversified
  Fund returned 22.13%. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 26.46% and 5.93%, respectively. The Fund's Morningstar peer group of 1,177 US Moderate Allocation funds returned an average of 24.04% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE AND WHAT WERE THE PRIMARY
  DRIVERS OF FUND PERFORMANCE?

A.The performance of the Elfun Diversified Fund for the twelve-month period ended December 31, 2009 was primarily driven by the Fund's equity performance, its underweight position in fixed income, and an overweight in cash. The Fund benefited from the Tactical Asset Allocation Committee's decision to opportunistically increase equity exposure by reducing cash throughout the last six months of the period.

  The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, falling home prices, and the prospect of huge losses by global financial institutions. After the U.S. government passed a $790 billion stimulus bill and the Federal Reserve announced plans to pump $1.25 trillion into the economy, the S&P 500 rallied 67% through year-end off its March 9 intraday low. In addition to the unprecedented fiscal and monetary stimulus, stocks were supported by earnings reports in the second and third quarter that generally beat expectations, a pick-up in corporate acquisition activity, and strong free cash flow as companies cut capital spending and reduced their cost structures. Despite this strong snap-back, the S&P 500 still remained 29% below the high it reached in October 2007.

                                    [GRAPHIC]




  Sector allocation has been important in this environment, as only the technology (+62%), materials (+49%), and consumer discretionary
  (+42%) sectors outperformed the S&P 500 in 2009 while the more defensive sectors lagged. In this context, the growth style of investing outperformed the value style, with the strongest returns coming from medium capitalization companies. Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. This was reinforced by the fact that most large U.S. banks passed their stress tests and credit markets strengthened. By year-end, several large commercial and investment banks had reimbursed the U.S. Treasury for the government TARP investments. Going forward, we do not expect the markets to simply reward survivorship with performance since earnings estimate achievability should matter more prospectively.

  Strong stock selection among energy companies was a key driver of U.S. equity performance, despite the fact that the sector overall showed lackluster performance. Good stock selection in financials was also beneficial. One theme for these holdings was financial strength and the ability to take market share and emerge from the recession as a stronger competitor. A beneficial underweight in the defensive consumer staples sector was another driver to performance, as this group underperformed the market averages. Consumer discretionary and technology were the only two sectors to detract from relative performance this year.

  We continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of relative underperformance in high-quality brand-name companies, to add several new positions during the year. We reduced our holdings in technology and several semiconductor companies although technology remained the largest sector position within U.S. equity. We took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. At year-end, the largest U.S. equity overweights were in technology, healthcare, and financials, and the largest underweights were in consumer staples, industrials, and utilities.

  Valuations for many companies remain attractive, even after the strong rebound from March through year-end. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

  Mid-cap equities outperformed during this period, largely due to solid stock selection within the information technology, financials, consumer staples, and consumer discretionary sectors. The overweight in information technology, the best performing sector during the year, was additive to performance. The underweight in the underperforming financials sector was also beneficial. While mid-cap equities benefited from sizable exposure to the healthcare sector, which outperformed the market, performance of some individual stocks suffered from company specific

                                    [GRAPHIC]



  issues, which more than offset the benefit of being exposed to this relatively defensive growth industry. During the period we increased the mid-cap equity weighting in the financials, consumer discretionary, and materials sectors, and we reduced our exposure to consumer staples, and healthcare sectors. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represent a meaningful percentage of our holdings.

  For the first ten weeks of the year, international equity markets fell at a faster rate than experienced in 2008 as fears of systemic financial sector failure drove sentiment. However, evidence that world governments were prepared to use all available tools to prevent such a collapse and to support the global economy prompted a refocus on valuations and survivability. Massive cash on the sidelines supported a turnaround in market sentiment while second and third quarter earnings beat modest expectations. The fear of being short replaced the fear of being long and bond yields offered little by way of competition to under-owned stocks.

  Anecdotal evidence of restocking of depleted inventories and proof that companies could still be profitable started the recovery. China and India avoiding recession provided a destination for investment funds and markets for companies with infrastructure goods and services to sell. As the year progressed, purchasing manager surveys, confidence indicators, and GDP forecasts all improved although in uneven fashion. The U.S. dollar weakened, providing support for commodities and boosting emerging markets.

  The bulk of the negative attribution came from holdings in financials, most notably in Japan. Picked for their defensive qualities, Japan's banks and other financials proved only too vulnerable to the weakness of the local economy and market. Also, an underweight in cyclical discretionary stocks and an overweight in defensive staples underperformed in the recovery. Positive attribution came from holdings in energy boosted by higher prices, telecom stocks for their defensive qualities, and utilities which was a significant underweight in the portfolio.

  The overweight in consumer staples was reduced, based on weakening fundamentals and achievement of valuation targets. Similarly the underweight in consumer discretionary was reduced as company fundamentals in autos and retail screened better under our investment approach. Materials were increased to overweight based on commodity price gains driven by China growth, and the overall cash weight declined as conviction improved regarding the global outlook. The weight in emerging markets increased as the China growth story created a ripple effect in both Asia and some of the resource supplier nations in the developing world.

  Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise, ending the year at 10%. The U.S. lost over 4 million jobs in 2009 according to the Bureau of Labor Statistics. Government support programs targeting the auto and housing industries created

                                    [GRAPHIC]



  demand which boosted second half growth. Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0% - 0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In its final meeting in December, the FOMC stated that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period. Quantitative easing measures including the purchase of $1.25 trillion of agency mortgage-backed securities (MBS) and $175 billion of agency debt are scheduled to wind down early in 2010 along with many of the special liquidity facilities given the improvement in financial markets.

  The improving fundamental backdrop created a performance environment in which the non-government related issues, corporate, commercial MBS, and asset-backed securities, outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009 producing negative total returns for U.S. treasuries. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market returned over 58% compared to high-grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7%, respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

  The primary drivers of fixed income performance in 2009 were sector allocation and duration positioning. The allocation to high yield and emerging market debt had a large positive impact on total return as those two sectors far outpaced the return of the benchmark. Overweight positions in high-grade credit and commercial MBS during the second half of the year also contributed positively as yield spreads narrowed. Duration positioning added to relative return, particularly in December, when interest rates rose and the duration of the fixed income portfolio was short relative to the benchmark.

Q.WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A.During the first part of the year, we lowered the Fund's exposure to U.S.
  large-cap growth equity and international equity and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. During the second half of this period, we lowered the Fund's exposure to cash, fixed income, and large-cap growth equity and increased its exposure to small-cap, mid-cap, and large-cap core U.S. equity as well as international and emerging markets equity to take advantage of market opportunities. At the end of the period, the Fund was overweight equities and underweight fixed income.

                                    [GRAPHIC]



                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

    -----------------------------------------------------------------------
                            ACCOUNT VALUE AT ACCOUNT VALUE     EXPENSES
                            THE BEGINNING OF AT THE END OF    PAID DURING
                             THE PERIOD ($)  THE PERIOD ($) THE PERIOD ($)*
    -----------------------------------------------------------------------

    Actual Fund Return**        1,000.00        1,141.26         2.54
    -----------------------------------------------------------------------

    Hypothetical 5% Return
     (2.5% for the period)      1,000.00        1,022.59         2.40
    -----------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.47% (for the period between July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

**Actual Fund Return for the six-month period ended December 31, 2009 was 14.13%.

                                    [GRAPHIC]



                    CHANGE IN VALUE OF A $10,000 INVESTMENT


                                    [CHART]

                                         Barclays Capital
            Elfun                         U.S. Aggregate
       Diversified Fund  S&P 500 Index     Bond Index
       ----------------  -------------   -----------------
'99      $10,000.00       $10,000.00       $10,000.00
'00       10,546.28         9,081.65        11,162.61
'01       10,258.26         7,999.85        12,105.12
'02        9,319.85         6,231.73        13,346.50
'03       11,307.08         8,021.99        13,894.31
'04       12,290.43         8,894.89        14,497.15
'05       12,784.07         9,332.39        14,849.22
'06       14,651.11        10,806.20        15,492.75
'07       15,931.55        11,400.06        16,572.07
'08       11,115.07         7,182.28        17,440.48
'09       13,574.42         9,083.04        18,474.78

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                                 FIVE   TEN
                        ONE YEAR YEAR   YEAR
---------------------------------------------

Elfun Diversified Fund   22.13%  2.01%  3.10%

S&P 500 Index            26.46%  0.42% -0.96%

Barclays Capital U.S.
 Aggregate
 Bond Index               5.93%  4.97%  6.33%

                                    [GRAPHIC]



                              INVESTMENT PROFILE

    A Mutual Fund designed for investors who seek the highest total return consistent with prudent investment
    management and the preservation of capital by investing primarily in a combination of U.S. and
        foreign equity securities and investment-grade debt securities.
                      MORNINGSTAR PERFORMANCE COMPARISON
                     US OE Moderate Allocation Peer Group

                        Based on average annual returns
                          for periods ended 12/31/09

                                                ONE      FIVE    TEN
                                                YEAR     YEAR    YEAR

                 Fund's Rank in peer group....   740      410     144

                 Number of funds in peer
                  group.......................  1178      787     441

                 Peer group average annual
                  total return................ 24.04%    1.99%   2.05%

                 Morningstar Category in peer group: Moderate Allocation

                           TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes               3.76%
---------------------------------------
Federal National Mortgage Assoc.  1.62%
---------------------------------------
Microsoft Corp.                   0.88%
---------------------------------------
Amgen Inc.                        0.79%
---------------------------------------
Roche Holding AG                  0.75%
---------------------------------------
PepsiCo, Inc.                     0.73%
---------------------------------------
U.S. Treasury Bonds               0.71%
---------------------------------------
Cisco Systems, Inc.               0.69%
---------------------------------------
Nomura Holdings Inc.              0.64%
---------------------------------------
QUALCOMM Inc.                     0.64%
---------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                            ELFUN DIVERSIFIED FUND

Portfolio Composition as a % of the Market Value of $220,472 as of December 31, 2009.

                                    [CHART]

Domestic Equity       32.6%
Foreign Equity        28.7%
Bonds and Notes       22.3%
Short-Term            16.3%
Other Investments      0.1%

                                             NUMBER
                                          OF SHARES     VALUE
           DOMESTIC EQUITY -- 32.1%+
           ---------------------------------------------------------

           AEROSPACE & DEFENSE -- 0.8%

           Alliant Techsystems, Inc.....      5,728 $     506 /(a)/
           Hexcel Corp..................     25,353       329 /(a)/
           Honeywell International Inc..      6,502       255
           ITT Corp.....................      9,538       474
           Rockwell Collins, Inc........      3,708       205
                                                        1,769

           BEVERAGES -- 0.8%

           Brown-Forman Corp. (Class B).        477        26
           Molson Coors Brewing Co.
            (Class B)...................      3,250       147
           PepsiCo, Inc.................     26,315     1,600
                                                        1,773

           BIOTECHNOLOGY -- 1.4%

           Amgen Inc....................     30,613     1,732 /(a)/
           Gilead Sciences, Inc.........     26,565     1,150 /(a)/
           Vertex Pharmaceuticals Inc...      6,897       296 /(a)/
                                                        3,178

                                              NUMBER
                                           OF SHARES        VALUE

          CAPITAL MARKETS -- 1.9%

          Affiliated Managers Group Inc..      5,165    $     348    /(a)/
          Ameriprise Financial, Inc......      7,287          283
          Invesco Ltd....................     12,027          283
          Morgan Stanley.................      5,716          169
          State Street Corp..............     27,935        1,217    /(e)/
          The Bank of New York
           Mellon Corp...................     12,747          357
          The Charles Schwab Corp........      9,109          171
          The Goldman Sachs Group, Inc...      7,635        1,289
                                                            4,117

          CHEMICALS -- 0.8%

          Air Products & Chemicals, Inc..        325           26
          Intrepid Potash, Inc...........      7,766          227    /(a)/
          Monsanto Co....................     10,542          861
          Praxair, Inc...................      7,871          632
                                                            1,746

          COMMERCIAL BANKS -- 0.2%

          Regions Financial Corp.........     28,759          152
          SunTrust Banks, Inc............      5,314          108
          US Bancorp.....................      5,853          132
          Wells Fargo & Co...............      2,289           62
          Zions Bancorporation...........      2,744           35
                                                              489

          COMMERCIAL SERVICES & SUPPLIES -- 0.6%

          Corrections Corporation of
           America.......................     34,198          839    /(a)/
          Iron Mountain Inc..............     11,718          267    /(a)/
          Stericycle, Inc................      2,077          115    /(a)/
                                                            1,221

          COMMUNICATIONS EQUIPMENT -- 1.5%

          Cisco Systems, Inc.............     63,814        1,528    /(a)/
          Juniper Networks, Inc..........     12,022          321    /(a)/
          Motorola, Inc..................      2,923           23
          QUALCOMM Inc...................     30,514        1,412
                                                            3,284

          COMPUTERS & PERIPHERALS -- 0.8%

          Hewlett-Packard Co.............     10,275          529
          International Business
           Machines Corp.................      7,021          919


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                               NUMBER
                                            OF SHARES        VALUE

           Synaptics Inc..................     12,523    $     384    /(a)/
                                                             1,832

           DIVERSIFIED FINANCIAL SERVICES -- 1.1%

           Bank of America Corp...........     33,126          499
           CME Group Inc..................      3,591        1,207
           JPMorgan Chase & Co............     15,680          653
           MSCI Inc. (Class A)............      3,977          126    /(a)/
                                                             2,485

           DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%

           AT&T Inc.......................     16,254          456
           Verizon Communications Inc.....      6,507          216
                                                               672

           ELECTRIC UTILITIES -- 0.6%

           Edison International...........      9,106          317
           Entergy Corp...................      1,949          160
           ITC Holdings Corp..............      8,966          467
           Northeast Utilities............     15,881          410
                                                             1,354

           ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%

           Cogent, Inc....................     16,120          167    /(a)/
           Corning Inc....................     21,567          417
                                                               584

           ENERGY EQUIPMENT & SERVICES -- 1.0%

           Dresser-Rand Group Inc.........      7,986          252    /(a)/
           Halliburton Co.................      9,950          299
           National Oilwell Varco, Inc....      3,578          158
           Noble Corp.....................      6,230          254
           Schlumberger Ltd...............     19,447        1,266
                                                             2,229

           FOOD & STAPLES RETAILING -- 0.0%*

           CVS Caremark Corp..............      2,602           84

           FOOD PRODUCTS -- 0.5%

           Archer-Daniels-Midland Co......      2,636           83
           Kraft Foods Inc. (Class A).....      6,376          173
           McCormick & Company Inc........     16,171          584
           Sara Lee Corp..................     17,103          208
                                                             1,048

                                               NUMBER
                                            OF SHARES        VALUE

          GAS UTILITIES -- 0.1%

          EQT CORP........................      3,543    $     156

          HEALTHCARE EQUIPMENT & SUPPLIES -- 1.5%

          Baxter International Inc........      4,550          267
          Becton Dickinson & Co...........      3,120          246
          Boston Scientific Corp..........     14,323          129 /(a)/
          Covidien PLC....................     16,282          780
          DENTSPLY International Inc......      4,100          144
          Gen-Probe Inc...................      4,268          183 /(a)/
          Hologic, Inc....................     20,520          298 /(a)/
          Masimo Corp.....................     13,858          422 /(a)/
          Medtronic, Inc..................      9,871          434
          ResMed, Inc.....................      9,616          503 /(a)/
                                                             3,406

          HEALTHCARE PROVIDERS & SERVICES -- 1.1%

          Aetna Inc.......................      6,491          206
          Cardinal Health, Inc............      9,233          298
          Catalyst Health Solutions, Inc..      8,153          297 /(a)/
          Express Scripts, Inc............     10,736          928 /(a)/
          McKesson Corp...................      1,566           98
          Psychiatric Solutions, Inc......      2,825           60 /(a)/
          UnitedHealth Group, Inc.........     19,914          607
                                                             2,494

          HOTELS RESTAURANTS & LEISURE -- 0.4%

          Carnival Corp...................     11,898          377 /(a)/
          Marriott International, Inc.
           (Class A)......................      2,461           67
          Penn National Gaming, Inc.......      8,220          223 /(a)/
          The Cheesecake Factory Inc......      9,597          207 /(a)/
                                                               874

          HOUSEHOLD DURABLES -- 0.1%

          MDC Holdings, Inc...............      3,909          121

          HOUSEHOLD PRODUCTS -- 0.4%

          Clorox Co.......................      1,494           91
          Kimberly-Clark Corp.............      2,859          182
          The Procter & Gamble Co.........     11,501          697
                                                               970

          INDUSTRIAL CONGLOMERATES -- 0.2%

          McDermott International, Inc....      4,716          113 /(a)/
          Textron, Inc....................     15,606          294
                                                               407


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                NUMBER
                                             OF SHARES     VALUE

        INSURANCE -- 1.3%

        ACE Ltd............................     14,641 $     737
        AFLAC Inc..........................      9,348       432
        AON Corp...........................      4,293       165
        HCC Insurance Holdings, Inc........     20,497       573
        MetLife, Inc.......................      8,451       299
        PartnerRe Ltd......................      2,340       175
        Principal Financial Group, Inc.....      7,147       172
        Prudential Financial, Inc..........      5,461       272
                                                           2,825

        INTERNET SOFTWARE & SERVICES -- 0.5%

        AOL Inc............................      1,920        45    /(a)/
        Equinix, Inc.......................        844        90    /(a)/
        Google Inc. (Class A)..............      1,281       794    /(a)/
        MercadoLibre, Inc..................      4,861       252    /(a)/
                                                           1,181

        IT SERVICES -- 1.4%

        Accenture PLC......................        910        38
        Affiliated Computer Services, Inc.
         (Class A).........................      5,171       309    /(a)/
        Cognizant Technology Solutions
         Corp. (Class A)...................      8,281       375    /(a)/
        Cybersource Corp...................      8,598       173    /(a)/
        DST Systems, Inc...................      2,456       107    /(a)/
        Paychex, Inc.......................      7,610       233
        Telvent GIT S.A....................      2,361        92
        The Western Union Co...............     54,432     1,026
        Visa, Inc. (Class A)...............      7,875       689
                                                           3,042

        LIFE SCIENCES TOOLS & SERVICES -- 0.7%

        Covance Inc........................      6,351       347    /(a)/
        Illumina, Inc......................      7,542       231    /(a)/
        Life Technologies Corp.............      2,209       115    /(a)/
        Mettler-Toledo
         International, Inc................      2,711       285    /(a)/
        Thermo Fisher Scientific, Inc......     10,637       507    /(a)/
                                                           1,485

        MACHINERY -- 0.4%

        Deere & Co.........................      5,334       289
        Eaton Corp.........................      3,577       228
        Harsco Corp........................     11,445       369
                                                             886

                                               NUMBER
                                            OF SHARES        VALUE

          MEDIA -- 1.4%

          Comcast Corp. (Class A).........      2,950    $      47
          DIRECTV (Class A)...............     20,077          670 /(a)/
          Liberty Global, Inc. (Series C).     20,527          448 /(a)/
          Omnicom Group Inc...............     21,212          830
          Regal Entertainment Group
           (Class A)......................     18,994          274
          The Walt Disney Co..............      7,153          231
          Time Warner Inc.................     21,129          616
                                                             3,116

          METALS & MINING -- 0.4%

          Allegheny Technologies Inc......      9,459          423
          Freeport-McMoRan Copper &
           Gold Inc.......................      5,578          448 /(a)/
                                                               871

          MULTILINE RETAIL -- 0.5%

          Dollar General Corp.............      8,443          189 /(a)/
          Kohl's Corp.....................      7,540          407 /(a)/
          Target Corp.....................     11,107          537
                                                             1,133

          MULTI-UTILITIES -- 0.2%

          Dominion Resources, Inc.........      8,130          316
          SCANA Corp......................      4,751          179
                                                               495

          OIL, GAS & CONSUMABLE FUELS -- 1.9%

          Apache Corp.....................      4,735          488
          Chesapeake Energy Corp..........      1,820           47
          Chevron Corp....................      6,176          475
          Devon Energy Corp...............      5,008          368
          Exxon Mobil Corp................     13,257          904 /(h)/
          Marathon Oil Corp...............     28,968          904
          Occidental Petroleum Corp.......      2,602          212
          Peabody Energy Corp.............      4,147          187
          Southwestern Energy Co..........     13,119          633 /(a)/
                                                             4,218

          PAPER & FOREST PRODUCTS -- 0.1%

          Weyerhaeuser Co.................      3,899          168


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                             NUMBER
                                          OF SHARES     VALUE

           PERSONAL PRODUCTS -- 0.2%

           Alberto-Culver Co............      7,479 $     219
           Avon Products, Inc...........      1,300        41
           Mead Johnson Nutrition Co.
            (Class A)...................      4,316       189    /(a)/
                                                          449

           PHARMACEUTICALS -- 0.7%

           Abbott Laboratories..........      1,952       105
           Bristol-Myers Squibb Co......     16,719       422
           Johnson & Johnson............      7,474       481
           Merck & Company Inc..........      1,433        52
           Pfizer Inc...................     21,792       396
                                                        1,456

           PROFESSIONAL SERVICES -- 0.1%

           HIS, Inc. (Class A)..........      4,658       255    /(a)/

           REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%

           Douglas Emmett, Inc. (REIT)..      8,619       123
           SL Green Realty Corp. (REIT).      2,565       129
                                                          252

           REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

           CB Richard Ellis Group, Inc.
            (Class A)...................     46,759       635    /(a)/

           ROAD & RAIL -- 0.1%

           Union Pacific Corp...........      4,159       266

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%

           Hittite Microwave Corp.......      8,276       337    /(a)/
           Intel Corp...................     35,539       725
           Kla-Tencor Corp..............        849        31
           Marvell Technology
            Group Ltd...................     21,793       452    /(a)/
           Microchip Technology Inc.....      3,615       105
           Nvidia Corp..................      2,598        49    /(a)/
           Texas Instruments Inc........      5,079       132
                                                        1,831

           SOFTWARE -- 1.9%

           Activision Blizzard, Inc.....     29,652       329    /(a)/
           Blackboard Inc...............      5,052       229    /(a)/

                                              NUMBER
                                           OF SHARES        VALUE

        Citrix Systems, Inc..............      7,528    $     313 /(a)/
        Intuit, Inc......................     12,860          395 /(a)/
        Microsoft Corp...................     63,454        1,935
        Oracle Corp......................      9,107          223
        Rovi Corp........................     22,898          730 /(a)/
                                                            4,154

        SPECIALTY RETAIL -- 1.1%

        Bed Bath & Beyond, Inc...........     27,023        1,044 /(a,h)/
        Lowe's Companies, Inc............     42,993        1,005
        O'Reilly Automotive, Inc.........      7,820          298 /(a)/
        Urban Outfitters, Inc............      4,314          151 /(a)/
                                                            2,498

        TEXTILES APPAREL & LUXURY GOODS -- 0.2%

        Coach, Inc.......................      8,989          328
        NIKE, Inc. (Class B).............        520           34
                                                              362

        THRIFTS & MORTGAGE FINANCE -- 0.1%

        People's United Financial, Inc...     14,818          247

        TOBACCO -- 0.2%

        Altria Group, Inc................      3,253           64
        Philip Morris International Inc..      6,821          329
                                                              393

        WATER UTILITIES -- 0.1%

        American Water Works
         Company, Inc....................     11,820          265

        WIRELESS TELECOMMUNICATION SERVICES -- 1.0%

        American Tower Corp.
         (Class A).......................     13,235          572 /(a)/
        NII Holdings, Inc................     40,747        1,368 /(a)/
        Syniverse Holdings, Inc..........     10,908          191 /(a)/
                                                            2,131

        TOTAL DOMESTIC EQUITY
         (COST $68,145)..................                  70,907


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                 NUMBER
                                              OF SHARES        VALUE
             FOREIGN EQUITY -- 28.6%
             ------------------------------------------------------------

             COMMON STOCK -- 28.0%

             AEROSPACE & DEFENSE -- 0.2%

             CAE, Inc.......................     45,082    $     377

             AUTO COMPONENTS -- 0.1%

             Hankook Tire Company Ltd.......      5,700          125

             AUTOMOBILES -- 0.7%

             Daimler AG (Regd.).............      5,116          273
             Suzuki Motor Corp..............     19,466          480
             Toyota Motor Corp..............     18,530          782
                                                               1,535

             BEVERAGES -- 0.2%

             Coca-Cola Icecek AS (Class C)..     11,852          118
             Heineken N.V...................      6,202          295
                                                                 413

             BUILDING PRODUCTS -- 0.2%

             Asahi Glass Company Ltd........     12,000          114
             Daikin Industries Ltd..........      6,000          237
                                                                 351

             CAPITAL MARKETS -- 1.0%

             Credit Suisse Group AG (Regd.).      9,757          484
             Egyptian Financial Group-
              Hermes Holding................     20,874           95
             Mirae Asset Securities
              Company Ltd...................      1,090           61
             Nomura Holdings Inc............    190,155        1,415
             Woori Investment & Securities
              Company Ltd...................      4,070           58
             Yuanta Financial Holding
              Company Ltd...................     93,695           69
                                                               2,182

             CHEMICALS -- 1.3%

             Linde AG.......................      5,825          702
             Potash Corp of
              Saskatchewan Inc..............      7,411          809

                                               NUMBER
                                            OF SHARES        VALUE

          Potash Corp of
           Saskatchewan Inc...............      2,209    $     240
          Sinofert Holdings Ltd...........    172,000           95
          Sociedad Quimica y Minera de
           Chile S.A. ADR (Series B)......      6,427          241
          SODIFF Advanced Materials
           Company Ltd....................        931           76 /(a)/
          Syngenta AG.....................      1,810          511
          Taiwan Fertilizer
           Company Ltd....................     30,000          107
                                                             2,781

          COMMERCIAL BANKS -- 4.2%

          Akbank TAS......................     17,472          111
          Axis Bank Ltd...................      2,636           56
          Banco do Brasil S.A.............      2,500           43
          Banco Santander Brasil S.A......     42,600          584
          Banco Santander Chile ADR.......        878           57
          Banco Santander S.A. (Regd.)....     79,108        1,308
          Bank of China Ltd...............     68,516           37
          BNP Paribas.....................     17,465        1,386
          China Construction
           Bank Corp......................     74,000           63
          China Merchants Bank
           Company Ltd....................     33,250           87
          Credit Agricole S.A.............     42,614          747
          Grupo Financiero Banorte SAB
           de C.V. (Series O).............     19,184           69
          HSBC Holdings PLC...............    106,332        1,213
          Industrial & Commercial Bank of
           China..........................    150,199          124
          Intesa Sanpaolo S.p.A...........    127,119          573
          Kazkommertsbank GDR.............      7,736           70 /(a)/
          KB Financial Group Inc..........      9,246          471 /(a)/
          Lloyds Banking Group PLC........    679,169          546
          Metropolitan Bank & Trust.......     73,500           71
          Mitsubishi UFJ Financial
           Group Inc......................    187,538          924
          Raiffeisen International Bank
           Holding AG (Regd.).............      1,126           63
          Siam Commercial Bank PCL........     17,142           43
          Standard Bank Group Ltd.........      4,900           67
          Sumitomo Mitsui Financial
           Group Inc......................      2,092           60
          The Bank of Yokohama Ltd........     77,603          354
          UniCredit S.p.A.................     30,671          103
                                                             9,230


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                               NUMBER
                                            OF SHARES     VALUE

          COMMERCIAL SERVICES & SUPPLIES -- 0.5%

          Brambles Ltd....................    119,643 $     727
          G4S PLC.........................     32,817       137
          G4S PLC.........................     68,379       287
          Pan Asia Environmental
           Protection Group Ltd...........     71,034        11
                                                          1,162

          COMMUNICATIONS EQUIPMENT -- 0.8%

          Nokia Oyj.......................     16,461       213
          Research In Motion Ltd..........     17,037     1,151    /(a)/
          Research In Motion Ltd..........      5,997       406    /(a)/
          Telefonaktiebolaget LM Ericsson
           (Series B).....................      6,082        56
          ZTE Corp........................     10,386        64
                                                          1,890

          COMPUTERS & PERIPHERALS -- 0.1%

          Asustek Computer Inc............     36,195        70
          HTC Corp........................     11,367       130
                                                            200

          CONSTRUCTION & ENGINEERING -- 0.5%

          China Communications
           Construction Company Ltd.......     74,000        70
          China State Construction
           International Holdings Ltd.....    133,246        56
          Doosan Heavy Industries and
           Construction Company Ltd.......      1,841       128    /(a)/
          Empresas ICA SAB de C.V.........     29,268        68    /(a)/
          Larsen & Toubro Ltd.............      9,859       355
          Murray & Roberts
           Holdings Ltd...................      9,819        62
          Vinci S.A.......................      6,619       373
                                                          1,112

          CONSTRUCTION MATERIALS -- 0.2%

          CRH PLC.........................     16,832       460

          DIVERSIFIED FINANCIAL SERVICES -- 0.2%

          Deutsche Boerse AG..............      5,725       474
          Reliance Capital Ltd............      2,193        40
                                                            514

                                               NUMBER
                                            OF SHARES        VALUE

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%

          Telefonica S.A..................     21,588    $     605
          Telekomunikasi Indonesia Tbk PT
           (Series B).....................     82,000           82
          Telstra Corporation Ltd.........     66,795          206
                                                               893

          ELECTRIC UTILITIES -- 0.4%

          CEZ AS..........................        838           39
          E.ON AG.........................      9,740          409
          Iberdrola S.A...................     40,642          390
                                                               838

          ELECTRICAL EQUIPMENT -- 0.5%

          ABB Ltd. (Regd.)................     18,256          352 /(a)/
          ABB Ltd. ADR....................     15,613          298 /(a)/
          Alstom S.A......................      1,326           93
          Schneider Electric S.A..........      3,128          364
          Zhuzhou CSR Times Electric
           Company Ltd....................     33,622           69
                                                             1,176

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%

          Delta Electronics, Inc..........     52,296          165
          HON HAI Precision Industry
           Company Ltd....................     19,742           92
          Prime View International
           Company Ltd....................      7,000           18
                                                               275

          ENERGY EQUIPMENT & SERVICES -- 0.6%

          Saipem S.p.A....................      5,862          202
          Tesco Corp......................     11,728          151 /(a)/
          Transocean Ltd..................     12,714        1,053 /(a)/
                                                             1,406

          FOOD & STAPLES RETAILING -- 0.7%

          Koninklijke Ahold N.V...........     21,087          280
          Metro AG........................      7,378          451
          President Chain Store Corp......     18,768           45 /(a)/
          Tesco PLC.......................    115,767          798
          X5 Retail Group N.V. GDR........      2,408           77 /(a)/
                                                             1,651


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                              NUMBER
                                           OF SHARES        VALUE

          FOOD PRODUCTS -- 1.2%

          China Agri-Industries
           Holdings Ltd..................     56,000    $      73
          Cosan SA Industria e
           Comercio......................     11,900          175    /(a)/
          Groupe Danone..................      9,183          563
          IOI Corp. Bhd..................     41,600           66
          Nestle S.A. (Regd.)............     28,794        1,398
          Nestle S.A. ADR................      3,254          157
          Perdigao S.A...................      3,500           91    /(a)/
          Want Want China
           Holdings Ltd..................     60,462           42
                                                            2,565

          HEALTHCARE EQUIPMENT & SUPPLIES -- 0.4%

          Cie Generale d'Optique Essilor
           International S.A.............     13,884          831

          HEALTHCARE PROVIDERS & SERVICES -- 0.1%

          Diagnosticos da America S.A....      2,169           71    /(a)/
          Fleury S.A.....................      6,577           69    /(a)/
                                                              140

          HOUSEHOLD DURABLES -- 0.1%

          Desarrolladora Homex SAB
           de C.V........................     11,613           65    /(a)/
          Dynamex, Inc...................      1,650          172
                                                              237

          HOUSEHOLD PRODUCTS -- 0.5%

          Reckitt Benckiser Group PLC....     21,451        1,161

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

          Huaneng Power
           International, Inc............     70,940           40

          INDUSTRIAL CONGLOMERATES -- 0.9%

          Chongqing Machinery & Electric
           Company Ltd...................    250,492           59    /(a)/
          Koninklijke Philips
           Electronics N.V...............     25,785          763
          MAX India Ltd..................     10,805           51    /(a)/
          Siemens AG (Regd.).............     10,411          956
          Siemens AG ADR.................        975           89
                                                            1,918

                                              NUMBER
                                           OF SHARES        VALUE

           INSURANCE -- 1.0%

           AXA S.A.......................     18,365    $     432
           China Life Insurance
            Company Ltd..................     26,091          128
           Prudential PLC................     70,844          725
           Samsung Fire & Marine
            Insurance Company Ltd........        440           75
           Sony Financial Holdings Inc...        214          557
           Tong Yang Life Insurance......      4,400           53 /(a)/
           Zurich Financial Services AG..      1,498          328
                                                            2,298

           INTERNET SOFTWARE & SERVICES -- 0.2%

           Baidu, Inc ADR................      1,150          473 /(a)/

           MACHINERY -- 0.3%

           China South Locomotive and
            Rolling Stock Corp...........    514,118          375
           Mitsubishi Heavy
            Industries Ltd...............     69,000          243
                                                              618

           MARINE -- 0.0%*

           A P Moller - Maersk A/S
            (Series B)...................         13           91

           MEDIA -- 0.4%

           Focus Media Holding Ltd. ADR..      6,431          102 /(a)/
           Vivendi.......................     24,255          720
                                                              822

           METALS & MINING -- 1.9%

           Antofagasta PLC...............      7,791          124
           Barrick Gold Corp.............      3,902          154
           BHP Billiton PLC..............     30,411          969
           China Molybdenum
            Company Ltd..................     42,999           34
           Harmony Gold Mining Company
            Ltd. ADR.....................      8,706           89
           Hidili Industry International
            Development Ltd..............     39,923           50
           Kinross Gold Corp.............      9,503          176
           New World Resources N.V.
            (Class A)....................      7,301           66
           POSCO.........................        250          132


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                             NUMBER
                                          OF SHARES        VALUE

           Rio Tinto PLC (Regd.)........     18,357    $     991
           Sumitomo Metal Industries
            Ltd.........................    215,957          581
           Tata Steel Ltd...............      4,144           55
           ThyssenKrupp AG..............      6,002          226
           Vale S.A.....................     18,548          460
                                                           4,107

           MULTI-UTILITIES -- 0.6%

           National Grid PLC............     80,703          881
           Veolia Environnement.........     17,371          573
                                                           1,454

           OIL, GAS & CONSUMABLE FUELS -- 2.3%

           BG Group PLC.................     31,165          563
           BP PLC.......................     47,750          461
           China Shenhua Energy
            Company Ltd.................     19,000           92
           CNOOC Ltd....................     76,000          118
           ENI S.p.A....................     18,524          472
           Gazprom OAO ADR..............     10,647          267
           LUKOIL ADR...................      6,170          353
           Paladin Energy Ltd...........     76,766          287    /(a)/
           PetroChina Company Ltd.......     84,000          100
           Petroleo Brasileiro S.A. ADR.     17,042          722
           Reliance Industries Ltd......      1,788           42
           Reliance Industries Ltd. GDR.      2,070           96    /(b)/
           Suncor Energy Inc............     12,262          433
           Suncor Energy Inc............      6,774          240
           Total S.A....................     13,610          875
                                                           5,121

           PERSONAL PRODUCTS -- 0.2%

           Shiseido Company Ltd.........     24,575          473

           PHARMACEUTICALS -- 1.6%

           Bayer AG.....................     12,242          980
           Daiichi Sankyo Company Ltd...     10,900          229
           Novartis AG (Regd.)..........     11,727          641
           Roche Holding AG.............      9,726        1,664
           Sinopharm Group Co...........        817            3    /(a)/
           Teva Pharmaceutical
            Industries Ltd. ADR.........      2,020          113
                                                           3,630

           PROFESSIONAL SERVICES -- 0.1%

           The Capita Group PLC.........      9,934          120

                                               NUMBER
                                            OF SHARES       VALUE

          REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%

          CapitaLand Ltd..................     54,000    $    160
          Franshion Properties China Ltd..    136,112          48
          Hung Poo Real Estate
           Development Corp...............     54,480          88
          Mitsubishi Estate Company Ltd...     37,982         607
          Shenzhen Investment Ltd.........     80,395          34
                                                              937

          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%

          ASM Pacific Technology Ltd......      6,244          59
          Samsung Electronics
           Company Ltd....................      1,380         946
          Taiwan Semiconductor
           Manufacturing
           Company Ltd....................    417,779         842
          Taiwan Semiconductor
           Manufacturing Company
           Ltd. ADR.......................     27,907         320
                                                            2,167

          SOFTWARE -- 0.1%

          Shanda Interactive
           Entertainment Ltd. ADR.........      2,367         125    /(a)/

          SPECIALTY RETAIL -- 0.6%

          Esprit Holdings Ltd.............     69,412         460
          Hennes & Mauritz AB (Series B)..      4,903         272
          Yamada Denki Company Ltd........      8,980         606
                                                            1,338

          TEXTILES APPAREL & LUXURY GOODS -- 0.2%

          Adidas AG.......................      8,089         439

          TRADING COMPANIES & DISTRIBUTORS -- 0.1%

          Mitsubishi Corp.................      9,000         224

          TRANSPORTATION INFRASTRUCTURE -- 0.0%*

          Dalian Port PDA Company Ltd.....    121,082          47

          WIRELESS TELECOMMUNICATION SERVICES -- 0.9%

          America Movil SAB de C.V. ADR
           (Series L).....................      3,224         151
          China Mobile Ltd................     33,599         312


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                            NUMBER
                                         OF SHARES     VALUE

           Mobile Telesystems OJSC ADR.      7,132 $     349
           MTN Group Ltd...............     35,168       561
           Philippine Long Distance
            Telephone Co...............        820        46
           Vodafone Group PLC..........    208,806       483
                                                       1,902

           TOTAL COMMON STOCK
            (COST $60,516).............               61,849
           ----------------------------------------------------------
           PREFERRED STOCK -- 0.6%
           ----------------------------------------------------------

           COMMERCIAL BANKS -- 0.1%

           Itau Unibanco Banco
            Multiplo S.A...............     12,771       283

           DIVERSIFIED FINANCIAL SERVICES -- 0.1%

           Bank of America Corp........     17,474       261 /(a,i)/

           ELECTRIC UTILITIES -- 0.0%*

           Cia Energetica de Minas
            Gerais.....................      2,775        50

           MEDIA -- 0.0%*

           NET Servicos de
            Comunicacao S.A............      3,977        55

           METALS & MINING -- 0.2%

           Cia Vale do Rio Doce........     15,721       381

           OIL, GAS & CONSUMABLE FUELS -- 0.1%

           Petroleo Brasileiro S.A.....      6,382       134

           WIRELESS TELECOMMUNICATION SERVICES -- 0.1%

           Vivo Participacoes S.A......      5,374       168

           TOTAL PREFERRED STOCK
            (COST $1,019)..............                1,332

           TOTAL FOREIGN EQUITY
            (COST $61,535).............               63,181

                                        PRINCIPAL
                                           AMOUNT        VALUE
             BONDS AND NOTES -- 22.3%
             -----------------------------------------------------------

             U.S. TREASURIES -- 4.9%

             U.S. Treasury Bonds
             4.50% 08/15/39............ $   1,607    $   1,570
             U.S. Treasury Notes
             0.02% 11/30/11............     2,290        2,275    /(d)/
             0.05% 01/31/11............       560          562    /(d)/
             1.00% 10/31/11............     1,581        1,580    /(d)/
             1.25% 11/30/10............        32           32
             1.75% 08/15/12............       345          347
             2.13% 11/30/14............     2,544        2,483
             3.38% 11/15/19............     2,029        1,952    /(h)/
             4.50% 11/15/10............        13           13
                                                        10,814

             AGENCY MORTGAGE BACKED -- 5.5%

             Federal Home Loan
              Mortgage Corp.
             4.50% 06/01/33 - 02/01/35.        29           29    /(h)/
             5.00% 07/01/35............        87           90    /(h)/
             5.50% 05/01/20 - 04/01/39.       995        1,049    /(h)/
             6.00% 04/01/17 - 11/01/37.       753          803    /(h)/
             6.50% 11/01/28 - 07/01/29.        19           22    /(h)/
             7.00% 10/01/16 - 08/01/36.        74           83    /(h)/
             7.50% 09/01/12 - 09/01/33.        24           27    /(h)/
             8.00% 07/01/26 - 11/01/30.         7            8    /(h)/
             8.50% 04/01/30 - 05/01/30.        24           28    /(h)/
             Federal National
              Mortgage Assoc.
             4.00% 05/01/19 - 06/01/19.        79           81    /(h)/
             4.50% 05/01/18 - 12/01/34.       369          380    /(h)/
             5.00% 07/01/20 - 05/01/39.       617          635    /(h)/
             5.47% 04/01/37............         5            5    /(i)/
             5.50% 04/01/14 - 04/01/38.     3,493        3,670    /(h)/
             5.81% 03/01/37............         5            5    /(i)/
             6.00% 02/01/14 - 11/01/39.     2,428        2,592    /(h)/
             6.50% 12/01/14 - 08/01/36.       208          225    /(h)/
             7.00% 01/01/16 - 12/01/33.        17           19    /(h)/
             7.50% 09/01/13 - 03/01/34.        51           56    /(h)/
             8.00% 12/01/11 - 11/01/33.        56           62    /(h)/
             8.50% 05/01/31............         3            4    /(h)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                       PRINCIPAL
                                          AMOUNT        VALUE

          9.00%  04/01/16 - 12/01/22.. $      13    $      14    /(h)/
          4.50%  TBA..................       253          256    /(c)/
          5.00%  TBA..................       819          856    /(c)/
          5.50%  TBA..................        65           68    /(c)/
          6.50%  TBA..................       490          525    /(c)/
          7.00%  TBA..................        90           99    /(c)/
          Government National
           Mortgage Assoc.
          4.50%  08/15/33 - 09/15/34..        99          100    /(h)/
          5.00%  08/15/33.............        40           41    /(h)/
          6.00%  04/15/30 - 09/15/36..        55           59    /(h)/
          6.50%  06/15/24 - 07/15/36..        98          105    /(h)/
          7.00%  03/15/12 - 10/15/36..        62           67    /(h)/
          7.50%  07/15/23 - 04/15/28..        31           35    /(h)/
          8.00%  05/15/30.............         1            1    /(h)/
          8.50%  10/15/17.............        27           29    /(h)/
          9.00%  11/15/16 - 12/15/21..        26           30    /(h)/
          5.50%  TBA..................        50           52    /(c)/
                                                       12,210

          AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

          Collateralized Mortgage
           Obligation Trust (Class B)
          9.24%  11/01/18.............         2            1    /(d,f,h,q)/
          Federal Home Loan
           Mortgage Corp.
          0.00%  11/15/37.............       113           92    /(g,r)/
          0.17%  09/25/43.............       389            4    /(g,h,i,r)/
          0.62%  09/15/34.............        57           43    /(d,f)/
          4.50%  10/15/16 - 03/15/19..       129           10    /(g,h,r)/
          5.00%  05/15/18 - 12/01/34..       360           59    /(g,h,r)/
          5.00%  05/15/38.............        54           53
          5.50%  04/15/17 - 06/15/33..       114           16    /(g,h,r)/
          7.50%  01/15/16.............         4            4    /(h)/
          7.50%  07/15/27.............        29            6    /(g,h,r)/
          8.00%  04/15/20.............         1            1    /(h)/
          8.00%  02/01/23 - 07/01/24..         6            2    /(g,h,r)/
          Federal Home Loan
           Mortgage Corp. REMIC
          6.01%  12/15/39.............       192           20    /(g,i,r)/
          6.36%  05/15/36.............       417           57    /(g,i,r)/
          6.97%  02/15/36.............       341           50    /(g,i,r)/
          7.47%  04/15/36.............       400           57    /(g,i,r)/

                                      PRINCIPAL
                                         AMOUNT     VALUE

         Federal Home Loan
          Mortgage STRIPS
         9.46%   08/01/27............ $       1 $       1 /(d,f,h)/
         Federal National
          Mortgage Assoc.
         1.20%   12/25/42............        99         5 /(g,h,i,r)/
         4.50%   11/25/13 - 05/25/18.        21         1 /(g,r)/
         4.75%** 11/25/14............         1        -- /(g,h,r)/
         5.00%   02/25/32............       117        15 /(g,r)/
         5.00%   10/25/35 - 08/25/38.       145       143
         6.12%   03/25/38............       547        64 /(g,i,r)/
         7.27%   05/25/18............       487        56 /(g,h,i,r)/
         7.37%   09/25/42............       274        52 /(g,h,i,r)/
         7.47%   08/25/16............        14         1 /(g,h,i,r)/
         16.10%  03/25/31............        65        73 /(h,i)/
         Federal National
          Mortgage Assoc. (Class 1)
         4.50%   09/01/35 - 01/01/36.       333        69 /(g,r)/
         5.00%   05/25/38............       107        19 /(g,r)/
         Federal National
          Mortgage Assoc. (Class 2)
         4.50%   08/01/35............       110        26 /(g,r)/
         5.00%   03/25/38............       101        20 /(g,r)/
         5.50%   12/01/33............        36         8 /(g,r)/
         7.50%   11/01/23............        56         9 /(g,h,r)/
         8.00%   08/01/23 - 07/01/24.        12         2 /(g,h,r)/
         8.50%** 03/01/17 - 07/25/22.         5        -- /(g,h,r)/
         9.00%   05/25/22............         2         1 /(g,h,r)/
         Federal National
          Mortgage Assoc. (Class B)
         6.69%   12/25/22............         2         2 /(d,f,h)/
         Federal National
          Mortgage Assoc. (Class H)
         5.00%   10/25/22............        34         4 /(g,h,r)/
         Federal National
          Mortgage Assoc. REMIC
         6.01%   01/25/40............       716        81 /(g,i,r)/
         6.31%   07/25/36............       425        52 /(g,i,r)/
         6.42%   06/25/36............       202        27 /(g,i,r)/
         Government National
          Mortgage Assoc.
         6.17%   05/20/39............       378        42 /(g,i,r)/
         6.27%   01/20/37............       572        55 /(g,i,r)/
                                                    1,303


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                ASSET BACKED -- 0.8%

                Bear Stearns Asset Backed
                 Securities Trust (Class A)
                0.60%              01/25/34...... $       8    $       6    /(h,i)/
                Chase Funding Mortgage Loan
                 Asset-Backed Certificates
                0.73%              03/25/32......        19           11    /(h,i)/
                Countrywide Asset-Backed
                 Certificates
                1.09%              05/25/33......         4            2    /(h,i)/
                5.31%              08/25/35......       750          691    /(i)/
                Countrywide Asset-Backed
                 Certificates (Class A)
                0.89%              04/25/32......        16            8    /(h,i)/
                Discover Card Master Trust I
                 (Class A)
                0.56%              06/16/15......        40           38    /(i)/
                Discover Card Master Trust I
                 (Class B) (Series 2)
                0.41%              05/15/12......        60           57    /(i)/
                Mid-State Trust
                7.54%              07/01/35......        10            9    /(h,q)/
                Residential Asset Mortgage
                 Products Inc. (Class A)
                0.79%              06/25/32......        14           11    /(h,i)/
                Residential Asset Securities Corp.
                0.73%              07/25/32......         5            3    /(h,i)/
                Saxon Asset Securities Trust
                5.23%              08/25/35......     1,008          875    /(i)/
                Wells Fargo Home Equity Trust
                3.97%              05/25/34......         4            4    /(h,i,q)/
                                                                   1,715

                CORPORATE NOTES -- 8.4%

                Alliance One International, Inc.
                10.00%             07/15/16......        58           61    /(b)/
                AMC Entertainment Inc.
                8.75%              06/01/19......        77           79
                American Electric Power
                 Company, Inc. (Series C)
                5.38%              03/15/10......       340          343    /(h)/
                American Tower Corp.
                4.63%              04/01/15......        88           89    /(b)/

                                              PRINCIPAL
                                                 AMOUNT        VALUE

                  Anheuser-Busch InBev
                   Worldwide Inc.
                  5.38%          11/15/14.... $      76    $      80 /(b)/
                  7.20%          01/15/14....        25           28 /(b)/
                  7.75%          01/15/19....        92          108 /(b)/
                  Apria Healthcare Group Inc.
                  11.25%         11/01/14....        98          108 /(b)/
                  ARAMARK Corp.
                  8.50%          02/01/15....       142          146
                  Archer-Daniels-Midland Co.
                  6.45%          01/15/38....        59           66
                  Arizona Public Service Co.
                  6.25%          08/01/16....        80           85 /(h)/
                  AT&T Inc.
                  6.40%          05/15/38....        26           27
                  6.70%          11/15/13....        84           95
                  Axtel SAB de C.V.
                  9.00%          09/22/19....         6            6 /(b)/
                  Banco do Brasil S.A.
                  8.50%          10/29/49....       100          107 /(b)/
                  Banco Mercantil del Norte S.A.
                  6.14%          10/13/16....        12           12 /(i)/
                  Banco Nacional de
                   Desenvolvimento Economico
                   e Social
                  6.50%          06/10/19....       200          215 /(b)/
                  Bank of America Corp.
                  5.75%          12/01/17....       215          220
                  6.50%          08/01/16....        85           91
                  7.38%          05/15/14....        30           34
                  Barclays Bank PLC
                  5.00%          09/22/16....       100          102
                  5.20%          07/10/14....        41           43
                  Berkshire Hathaway
                   Finance Corp.
                  5.00%          08/15/13....        42           45
                  BlackRock, Inc.
                  5.00%          12/10/19....        76           75
                  Boston Properties LP (REIT)
                  5.88%          10/15/19....        60           60
                  Boston Scientific Corp.
                  6.00%          01/15/20....        38           39


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              PRINCIPAL
                                                 AMOUNT        VALUE

                  Bristol-Myers Squibb Co.
                  5.88%         11/15/36..... $      34    $      35    /(h)/
                  CA, Inc.
                  5.38%         12/01/19.....        56           56
                  6.13%         12/01/14.....        31           34
                  Calpine Corp.
                  7.25%         10/15/17.....         5            5    /(b)/
                  Cantor Fitzgerald LP
                  7.88%         10/15/19.....        62           61    /(b)/
                  Cargill Inc.
                  5.20%         01/22/13.....       215          228    /(b)/
                  6.00%         11/27/17.....         1            1    /(b)/
                  Carolina Power & Light Co.
                  5.15%         04/01/15.....        40           43    /(h)/
                  5.70%         04/01/35.....        20           20    /(h)/
                  6.13%         09/15/33.....         3            3    /(h)/
                  Case New Holland Inc.
                  7.75%         09/01/13.....       132          135    /(b)/
                  Cenovus Energy Inc.
                  4.50%         09/15/14.....        67           69    /(b)/
                  6.75%         11/15/39.....        61           67    /(b)/
                  Central American Bank for
                   Economic Integration
                  5.38%         09/24/14.....        60           62    /(b)/
                  Chesapeake Energy Corp.
                  7.25%         12/15/18.....       144          145
                  Cincinnati Bell Inc.
                  8.25%         10/15/17.....       110          112
                  Citigroup, Inc.
                  5.00%         09/15/14.....        76           73
                  5.13%         05/05/14.....       127          126
                  6.38%         08/12/14.....       150          157
                  8.50%         05/22/19.....       157          181
                  City National Capital Trust I
                  9.63%         02/01/40.....        55           58
                  Clarendon Alumina
                   Production Ltd.
                  8.50%         11/16/21.....       100           73    /(b,h)/
                  CME Group Inc.
                  5.40%         08/01/13.....        55           59
                  Comcast Corp.
                  6.50%         01/15/15.....        61           68

                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                   Community Health Systems, Inc.
                   8.88%         07/15/15........ $     146    $     151
                   Consolidated Edison Company of
                    New York Inc.
                   5.85%         04/01/18........        27           29
                   6.65%         04/01/19........        15           17
                   COX Communications Inc.
                   7.13%         10/01/12........        17           19    /(h)/
                   7.75%         11/01/10........        70           73    /(h)/
                   Credit Suisse
                   6.00%         02/15/18........       169          177
                   Credit Suisse First Boston
                    International for CJSC The
                    EXIM of Ukraine
                   7.65%         09/07/11........       100           84
                   CVS Caremark Corp.
                   5.75%         06/01/17........        46           49
                   6.13%         09/15/39........        90           89
                   6.60%         03/15/19........        28           31
                   DASA Finance Corp.
                   8.75%         05/29/18........       102          106
                   Diageo Capital PLC
                   5.20%         01/30/13........        47           50
                   Diageo Finance BV
                   3.25%         01/15/15........        60           60
                   DirecTV Financing Company Inc.
                   4.75%         10/01/14........        84           86    /(b)/
                   5.88%         10/01/19........        70           71    /(b)/
                   Dolphin Energy Ltd.
                   5.89%         06/15/19........        99          100    /(b)/
                   Dominion Resources, Inc.
                   5.20%         08/15/19........        14           14
                   Dover Corp.
                   6.50%         02/15/11........        49           52    /(h)/
                   Duke Energy Indiana Inc.
                   6.35%         08/15/38........        82           90
                   Ecopetrol S.A.
                   7.63%         07/23/19........        20           22
                   Embraer Overseas Ltd.
                   6.38%         01/15/20........        25           25
                   European Investment Bank
                   4.88%         01/17/17........       100          107


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                  Exelon Generation Company LLC
                  5.20%           10/01/19....... $      48    $      48
                  6.25%           10/01/39.......        76           77
                  Gaz Capital S.A.
                  9.25%           04/23/19.......       100          112
                  Genworth Financial Inc.
                  8.63%           12/15/16.......        56           58
                  GlaxoSmithKline Capital Inc.
                  4.85%           05/15/13.......       119          128
                  Globo Comunicacao e
                   Participacoes S.A.
                  7.25%           04/26/22.......       100          105    /(b)/
                  HCA Inc.
                  9.25%           11/15/16.......       130          140
                  HCC Insurance Holdings, Inc.
                  6.30%           11/15/19.......        30           30
                  Health Management
                   Associates, Inc.
                  6.13%           04/15/16.......       132          124
                  Holcim US Finance Sarl & Cie SCS
                  6.00%           12/30/19.......        48           50    /(b)/
                  Host Hotels & Resorts LP (REIT)
                  9.00%           05/15/17.......       169          183    /(b)/
                  HSBC Finance Corp.
                  5.00%           06/30/15.......       226          233
                  5.70%           06/01/11.......       130          136
                  6.75%           05/15/11.......        50           53
                  HSBC Holdings PLC
                  6.50%           05/02/36.......       200          210
                  6.80%           06/01/38.......       100          109
                  IIRSA Norte Finance Ltd.
                  8.75%           05/30/24.......       115          120    /(b,h)/
                  Illinois Power Co.
                  9.75%           11/15/18.......        72           90
                  Ingles Markets Inc.
                  8.88%           05/15/17.......       130          135
                  Inmarsat Finance PLC
                  7.38%           12/01/17.......       100          102    /(b)/
                  Intelsat Subsidiary Holding
                   Company Ltd.
                  8.88%           01/15/15.......        59           61
                  Intergen N.V.
                  9.00%           06/30/17.......       449          468    /(b)/

                                               PRINCIPAL
                                                  AMOUNT     VALUE

                  International Business
                   Machines Corp.
                  7.63%          10/15/18..... $     100 $     122
                  International Paper Co.
                  7.50%          08/15/21.....       118       132
                  Johnson & Johnson
                  5.85%          07/15/38.....        40        43
                  JPMorgan Chase & Co.
                  5.13%          09/15/14.....       133       140
                  6.30%          04/23/19.....        46        51
                  JPMorgan Chase Bank
                  5.88%          06/13/16.....        56        59
                  JPMorgan Chase Capital XXVII
                  7.00%          11/01/39.....        88        89
                  KazMunaiGaz Finance Sub BV
                  11.75%         01/23/15.....       100       121    /(b)/
                  Kreditanstalt fuer Wiederaufbau
                  3.50%          03/10/14.....       252       259
                  4.13%          10/15/14.....       199       209
                  L-3 Communications Corp.
                  5.88%          01/15/15.....        67        67
                  Lincoln National Corp.
                  8.75%          07/01/19.....       100       114
                  Majapahit Holding BV
                  7.25%          10/17/11.....       100       105    /(b)/
                  7.75%          10/17/16.....       100       106    /(b)/
                  7.75%          01/20/20.....       100       105
                  McDonald's Corp.
                  6.30%          03/01/38.....        79        87
                  Mead Johnson Nutrition Co.
                  4.90%          11/01/19.....        64        63    /(b)/
                  Merrill Lynch & Company Inc.
                  6.05%          08/15/12.....        65        70
                  6.88%          04/25/18.....       108       116
                  Midamerican Energy
                   Holdings Co.
                  6.13%          04/01/36.....        45        46    /(h)/
                  Morgan Stanley
                  5.05%          01/21/11.....       200       207
                  5.63%          09/23/19.....       121       122
                  7.30%          05/13/19.....        62        70


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              PRINCIPAL
                                                 AMOUNT        VALUE

                   Munich Re America Corp.
                    (Series B)
                   7.45%         12/15/26.... $      55    $      57    /(h)/
                   National Agricultural
                    Cooperative Federation
                   5.00%         09/30/14....        56           58    /(b)/
                   Newmont Mining Corp.
                   5.13%         10/01/19....        48           48
                   6.25%         10/01/39....        92           92
                   News America Inc.
                   5.65%         08/15/20....        43           45    /(b)/
                   6.65%         11/15/37....        83           88
                   Nexen Inc.
                   6.20%         07/30/19....        59           62
                   7.50%         07/30/39....        74           85
                   NGPL Pipeco LLC
                   7.12%         12/15/17....       259          286    /(b)/
                   Nisource Finance Corp.
                   6.13%         03/01/22....        56           57
                   NorthWestern Corp.
                   5.88%         11/01/14....       100          104    /(h)/
                   NRG Energy, Inc.
                   7.38%         02/01/16....       130          130
                   Oracle Corp.
                   5.00%         07/08/19....        62           64
                   Pacific Gas & Electric Co.
                   5.80%         03/01/37....       120          122
                   Pacificorp
                   6.25%         10/15/37....       102          110
                   Pemex Finance Ltd.
                   9.03%         02/15/11....        20           21    /(h)/
                   Petrobras International
                    Finance Co.
                   5.75%         01/20/20....        70           71
                   Petroleos Mexicanos
                   4.88%         03/15/15....        70           70    /(b)/
                   8.00%         05/03/19....        15           17
                   Pfizer Inc.
                   6.20%         03/15/19....         8            9
                   7.20%         03/15/39....        28           34
                   Pioneer Natural Resources Co.
                   7.50%         01/15/20....       117          117

                                                   PRINCIPAL
                                                      AMOUNT        VALUE

                   Plains All American Pipeline LP
                   4.25%          09/01/12........ $      92    $      95
                   PNC Funding Corp.
                   4.25%          09/21/15........        60           61
                   Potomac Electric Power Co.
                   7.90%          12/15/38........        21           27
                   President and Fellows of Harvard
                    College
                   5.00%          01/15/14........       100          107    /(b)/
                   Principal Financial Group, Inc.
                   8.88%          05/15/19........        42           48
                   Prudential Financial, Inc.
                   3.63%          09/17/12........        30           30
                   5.15%          01/15/13........        70           74
                   7.38%          06/15/19........        62           70
                   Public Service Company of
                    Colorado
                   7.88%          10/01/12........        59           68    /(h)/
                   QVC Inc.
                   7.50%          10/01/19........        51           52    /(b)/
                   Qwest Communications
                    International Inc.
                   8.00%          10/01/15........        61           63    /(b)/
                   RailAmerica, Inc.
                   9.25%          07/01/17........       121          129
                   Republic Services Inc.
                   5.50%          09/15/19........        43           44    /(b)/
                   Republic Services, Inc.
                   5.25%          11/15/21........        55           54    /(b)/
                   Reynolds Group DL Escrow Inc.
                   7.75%          10/15/16........        55           56    /(b)/
                   Roche Holdings Inc.
                   6.00%          03/01/19........        44           48    /(b)/
                   Royal Bank of Scotland Group PLC
                   6.40%          10/21/19........        40           40
                   Sabine Pass LNG LP
                   7.25%          11/30/13........        60           54
                   7.50%          11/30/16........        40           33
                   SBA Telecommunications Inc.
                   8.00%          08/15/16........        26           27    /(b)/
                   8.25%          08/15/19........        40           42    /(b)/
                   Security Benefit Life Insurance
                   8.75%          05/15/16........        60           15    /(b)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                 PRINCIPAL
                                                    AMOUNT      VALUE

                  Simon Property Group LP (REIT)
                  6.75%          05/15/14....... $      72  $      77
                  Southern California Edison Co.
                  5.50%          08/15/18.......        22         24
                  Spirit Aerosystems Inc.
                  7.50%          10/01/17.......        62         61    /(b)/
                  Talisman Energy Inc.
                  7.75%          06/01/19.......        44         52
                  Target Corp.
                  7.00%          01/15/38.......        49         57
                  Teachers Insurance & Annuity
                   Association of America
                  6.85%          12/16/39.......        66         68    /(b)/
                  Teck Resources Ltd.
                  10.75%         05/15/19.......        92        110
                  Telecom Italia Capital S.A.
                  6.20%          07/18/11.......        99        105
                  7.18%          06/18/19.......        86         96
                  Telefonica Emisiones SAU
                  5.86%          02/04/13.......       375        405
                  Tesoro Corp. (Series B)
                  6.63%          11/01/15.......       157        149
                  The Allstate Corp.
                  7.45%          05/16/19.......        44         51
                  The Dow Chemical Co.
                  5.90%          02/15/15.......        64         69
                  8.55%          05/15/19.......        32         38
                  The Goldman Sachs Group, Inc.
                  5.25%          10/15/13.......       120        127
                  7.50%          02/15/19.......       102        119
                  The Potomac Edison Co.
                  5.35%          11/15/14.......        40         42    /(h)/
                  The Procter & Gamble Co.
                  5.50%          02/01/34.......        28         29
                  The Royal Bank of Scotland PLC
                  4.88%          08/25/14.......       165        167    /(b)/
                  The Toledo Edison Company
                  7.25%          05/01/20.......        30         34
                  The Travelers Companies, Inc.
                  5.80%          05/15/18.......        26         28
                  The Williams Companies, Inc.
                  7.88%          09/01/21.......        84         96

                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                   Thermo Fisher Scientific, Inc.
                   3.25%         11/18/14........ $      56    $      55 /(b)/
                   Thomson Reuters Corp.
                   5.95%         07/15/13........        20           22
                   Time Warner Cable Inc.
                   6.75%         07/01/18........        48           53
                   7.50%         04/01/14........       126          145
                   8.75%         02/14/19........        26           32
                   Time Warner Inc.
                   5.88%         11/15/16........        80           86
                   TNK-BP Finance S.A.
                   6.13%         03/20/12........       100          103
                   Transocean Inc.
                   6.00%         03/15/18........        68           73
                   UBS Luxembourg S.A. for OJSC
                    Vimpel Communications
                   8.00%         02/11/10........       100          101
                   United Technologies Corp.
                   6.13%         07/15/38........         8            9
                   UPC Germany GmbH
                   8.13%         12/01/17........       100          101 /(b)/
                   USB Capital XIII Trust
                   6.63%         12/15/39........        55           56
                   Vale Overseas Ltd.
                   6.88%         11/10/39........        14           14
                   Valero Energy Corp.
                   6.63%         06/15/37........        81           76
                   Vedanta Resources PLC
                   6.63%         02/22/10........        25           25
                   Verizon Communications Inc.
                   6.35%         04/01/19........        16           18
                   6.40%         02/15/38........        40           42
                   6.90%         04/15/38........        52           58
                   8.75%         11/01/18........        50           62
                   Verizon Global Funding Corp.
                   7.25%         12/01/10........       105          111
                   Verizon Wireless Capital LLC
                   5.55%         02/01/14........       128          139
                   7.38%         11/15/13........       184          211
                   Virgin Media Finance PLC
                   8.38%         10/15/19........       100          103
                   Walgreen Co.
                   5.25%         01/15/19........        62           66


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                            PRINCIPAL
                                               AMOUNT        VALUE

                WEA Finance LLC
                7.50%          06/02/14.... $      92    $     104    /(b)/
                6.75%          09/02/19....        62           67    /(b)/
                Westpac Banking Corp.
                4.88%          11/19/19....       112          111
                Woodside Finance Ltd.
                4.50%          11/10/14....        98           99    /(b)/
                Wyeth
                5.50%          03/15/13....       120          130
                XL Capital Ltd.
                5.25%          09/15/14....       133          130
                Xstrata Finance Canada Ltd.
                5.80%          11/15/16....        61           62    /(b)/
                XTO Energy Inc.
                6.38%          06/15/38....        34           38
                6.50%          12/15/18....        23           26
                                                            18,528

                NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%

                Banc of America Commercial
                 Mortgage Inc. (Class A)
                5.66%          06/10/49....       140          117
                Banc of America Commercial
                 Mortgage Inc. (Class C)
                5.70%          04/10/49....       100           22    /(i,q)/
                Banc of America Funding Corp.
                5.37%**        02/20/36....         6           --    /(h,i,q)/
                5.60%          03/20/36....        49            3    /(h,i,q)/
                Banc of America Mortgage
                 Securities Inc. (Class B)
                5.16%          01/25/36....        50            3    /(h,i,q)/
                Bear Stearns Commercial
                 Mortgage Securities
                5.24%          12/11/38....        45           37
                5.33%          02/11/44....        80           69
                5.41%          03/11/39....        39           40    /(h,i)/
                5.46%          03/11/39....        50           31    /(i)/
                5.48%          10/12/41....       145          147    /(h)/
                5.69%          06/11/50....       120          105    /(i)/
                5.72%          06/11/40....        60           30    /(i)/
                6.21%          11/11/17....        70           34    /(i)/

                                                PRINCIPAL
                                                   AMOUNT        VALUE

                 Bear Stearns Commercial
                  Mortgage Securities (Class A)
                 5.46%         04/12/38........ $      40    $      41    /(i)/
                 5.54%         10/12/41........       120          119
                 5.92%         06/11/50........        60           43    /(i)/
                 Bear Stearns Commercial
                  Mortgage Securities (Class D)
                 5.99%         09/11/42........        20            4    /(i,q)/
                 Citigroup Commercial Mortgage
                  Trust (Class A)
                 5.62%         10/15/48........       140          133
                 Credit Suisse Mortgage Capital
                  Certificates
                 5.47%         09/15/39........       128          110    /(h)/
                 Credit Suisse Mortgage Capital
                  Certificates (Class C)
                 5.65%         02/25/36........        24            2    /(h,i,q)/
                 CS First Boston Mortgage
                  Securities Corp.
                 0.65%         07/15/37........       863           12    /(h,i,q)/
                 5.34%         10/25/35........        44            3    /(h,i,q)/
                 Greenwich Capital Commercial
                  Funding Corp.
                 5.44%         03/10/39........        80           71
                 5.60%         12/10/49........       130          129
                 GS Mortgage Securities Corp II
                 5.56%         11/10/39........        90           79
                 Indymac INDA Mortgage Loan
                  Trust
                 5.22%         01/25/36........        99            1    /(h,i,q)/
                 Indymac INDA Mortgage Loan
                  Trust (Class B)
                 5.22%         01/25/36........        99            6    /(h,i,q)/
                 JP Morgan Chase Commercial
                  Mortgage Securities Corp.
                 5.34%         08/12/37........        90           89    /(i)/
                 5.50%         06/12/47........        30           13    /(i)/
                 6.07%         02/12/51........       150          118
                 6.20%         02/12/51........        30            5    /(i,q)/
                 JP Morgan Chase Commercial
                  Mortgage Securities Corp.
                  (Class A)
                 5.90%         02/12/51........       120           87    /(i)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                               PRINCIPAL
                                                  AMOUNT        VALUE

               LB-UBS Commercial
                Mortgage Trust
               0.72%             01/18/12..... $   1,077    $      12    /(h,i,q)/
               1.00%             01/15/36.....       465           21    /(d,h,q)/
               4.95%             09/15/30.....        50           48
               5.87%             09/15/45.....       150          132    /(i)/
               6.15%             04/15/41.....        20           12
               LB-UBS Commercial Mortgage
                Trust (Class B)
               6.65%             07/14/16.....        26           27    /(h,q)/
               LB-UBS Commercial Mortgage
                Trust (Class F)
               6.24%             07/15/40.....        50            8    /(i,q)/
               LB-UBS Commercial Mortgage
                Trust (Class X)
               0.50%             12/15/39.....       912           11    /(h,i,q)/
               MASTR Alternative Loans Trust
               5.00%             08/25/18.....        34            3    /(g,h,q,r)/
               MLCC Mortgage Investors Inc.
               5.04%             02/25/36.....        50            2    /(h,i,q)/
               Morgan Stanley Capital I
               5.16%             10/12/52.....       100           98    /(i)/
               5.28%             12/15/43.....        58           59    /(h)/
               5.33%             12/15/43.....        58           54    /(h)/
               5.36%             11/12/41.....       230          189
               5.39%             11/12/41.....       162           91    /(h,i)/
               5.44%             02/12/44.....       350          346    /(b)/
               5.69%             04/15/49.....       150          126    /(i)/
               5.71%             07/12/44.....       100          100    /(h)/
               Morgan Stanley Capital I (Class A)
               1.00%             03/12/44.....       130          125    /(i)/
               Opteum Mortgage
                Acceptance Corp.
               0.53%             02/25/35.....       122           79    /(h,i)/
               Residential Accredit Loans Inc.
               6.00%             01/25/36.....       179            4    /(h,q)/
               Structured Asset Securities Corp.
                (Class X)
               2.17%**           02/25/28.....        54           --    /(i,q)/
               Wachovia Bank Commercial
                Mortgage Trust
               5.25%             12/15/43.....        80           77

                                          PRINCIPAL
                                             AMOUNT     VALUE

            Wachovia Bank Commercial
             Mortgage Trust (Class A)
            5.99%    06/15/45............ $      30 $      18    /(i)/
            Wells Fargo Mortgage Backed
             Securities Trust
            5.50%    01/25/36 - 03/25/36.       194        25    /(h,q)/
                                                        3,370

            SOVEREIGN BONDS -- 0.5%

            Government of Argentina
            2.50%    12/31/38............        12         4
            Government of Belize
            4.25%    02/20/29............        12         6    /(j)/
            Government of Brazil
            8.00%    01/15/18............        37        42
            Government of Colombia
            7.38%    09/18/37............       100       109
            Government of Croatia
            6.75%    11/05/19............       100       108    /(b)/
            Government of Dominican
            9.50%    09/27/11............        49        51
            Government of Indonesia
            11.63%   03/04/19............       100       144    /(b)/
            Government of Korea
            5.75%    04/16/14............        20        22
            Government of Lebanon
            4.00%    12/31/17............        10         9    /(a)/
            Government of Manitoba Canada
            4.90%    12/06/16............        60        63    /(h)/
            Government of Panama
            6.70%    01/26/36............        55        58
            Government of Peruvian
            6.55%    03/14/37............        81        84
            Government of Philippines
            6.50%    01/20/20............       100       108
            Government of Poland
            6.38%    07/15/19............        20        22
            Government of Quebec Canada
            7.50%    09/15/29............        90       113
            Government of Uruguay
            6.88%    09/28/25............        20        20


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                 PRINCIPAL
                                                    AMOUNT        VALUE

                  Government of Venezuela
                  5.38%            08/07/10..... $      74    $      72

                  10.75%           09/19/13.....        33           29
                  Republic of Lithuania
                  6.75%            01/15/15.....       100          102    /(b)/
                                                                  1,166

                  MUNICIPAL BONDS AND NOTES -- 0.1%

                  American Municipal
                   Power-Ohio Inc.
                  6.05%            02/15/43.....        48           45
                  Dallas Area Rapid Transit
                  6.00%            12/01/44.....        40           41
                  New Jersey State Turnpike
                   Authority
                  7.41%            01/01/40.....        20           22
                  New Jersey Transportation Trust
                   Fund Authority
                  6.88%            12/15/39.....        15           15
                                                                    123

                  TOTAL BONDS AND NOTES
                   (COST $49,393)...............                 49,229

                                             NUMBER
                                            OF SHARES    VALUE
           ---------------------------------------
           EXCHANGE TRADED FUNDS -- 0.5%
           ---------------------------------------------------------------

           Financial Select Sector
            SPDR Fund......................   13,710         197    /(o)/
           Industrial Select Sector
            SPDR Fund......................   29,766         827    /(o)/

           TOTAL EXCHANGE TRADED FUNDS
            (COST $1,309)..................                1,024
           ---------------------------------------------------------------
           OTHER INVESTMENTS -- 0.1%
           ---------------------------------------------------------------

           GEI Investment Fund
            (COST $271)....................                  206    /(k)/

           TOTAL INVESTMENTS IN SECURITIES
            (COST $180,653)................              184,547

                                                          VALUE
           SHORT-TERM INVESTMENTS -- 16.3%
           ----------------------------------------------------------------

           GE Money Market Fund Institutional Class
           0.01%.........................             $  35,925    /(d,p)/
             (COST $35,925)

           TOTAL INVESTMENTS
            (COST $216,578)..............               220,472

           OTHER ASSETS AND LIABILITIES,
            NET -- 0.1%..................                   182
                                                      ---------

           NET ASSETS -- 100.0%..........             $ 220,654
                                                      =========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun Diversified Fund had the following long futures contracts open at December 31, 2009 :

                                  NUMBER   CURRENT    UNREALIZED
                     EXPIRATION     OF     NOTIONAL APPRECIATION/
DESCRIPTION            DATE      CONTRACTS  VALUE   (DEPRECIATION)
------------------------------------------------------------------

DJ Euro Stoxx 50
 Index Futures       March 2010       7    $   298      $   5

FTSE 100 Index
 Futures             March 2010       2        173          4

Russell 2000 Mini
 Index Futures       March 2010      72      4,492        135

S&P 500 EMini Index
 Futures             March 2010     262     14,550        153

S&P Midcap 400
 Emini Index
 Futures             March 2010       1         72          2

Topix Index
 Futures             March 2010       1         97         --


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]





The Elfun Diversified Fund had the following short futures contracts open at December 31, 2009 :

                                  NUMBER   CURRENT
                     EXPIRATION     OF     NOTIONAL   UNREALIZED
DESCRIPTION            DATE      CONTRACTS  VALUE    APPRECIATION
-----------------------------------------------------------------

2 Yr. U.S.Treasury
 Notes Futures       March 2010      3     $   (649)   $     3

5 Yr. U.S.Treasury
 Notes Futures       March 2010      2         (229)         5

10 Yr. U.S.Treasury
 Notes Futures       March 2010     25       (2,886)        67
                                                       -------
                                                       $   374
                                                       =======

The Elfun Diversified Fund was invested in the following Countries at December 31, 2009:

COUNTRY  PERCENTAGE (BASED ON MARKET VALUE)
----------------------------------------------
United States              69.02%
United Kingdom              4.69%
Japan                       3.58%
France                      3.16%
Switzerland                 3.12%
Germany                     2.48%
Canada                      2.05%
Brazil                      1.70%
China                       1.25%
South Korea                 1.08%
Spain                       1.04%
Taiwan                      0.88%
Netherlands                 0.68%
Italy                       0.61%
Australia                   0.60%
Russia                      0.47%
South Africa                0.35%
India                       0.33%
Luxembourg                  0.30%
Hong Kong                   0.30%
Ireland                     0.21%
Mexico                      0.21%
Indonesia                   0.20%
Cayman Islands              0.18%
Sweden                      0.15%

Chile                   0.14%
Turkey                  0.10%
Denmark                 0.10%
Philippines             0.10%
Finland                 0.10%
Peru                    0.09%
Singapore               0.07%
Colombia                0.06%
Israel                  0.05%
Croatia                 0.05%
Czech Republic          0.05%
Lithuania               0.05%
Venezuela               0.05%
United Arab Emirates     0.05
Egypt                   0.04%
Jamaica                 0.03%
Kazakhstan              0.03%
Malaysia                0.03%
Austria                 0.03%
Honduras                0.03%
Bermuda                 0.03%
Panama                  0.03%
Dominican Republic      0.02%
Thailand                0.02%
Poland                  0.01%
                        --
                      100.00%
                      ======

The Elfun Diversified Fund was invested in the following industries at December 31, 2009 :

INDUSTRIES  PERCENTAGE (BASED ON MARKET VALUE)
-------------------------------------------------
Short-Term                    16.29%
Corporate Notes                8.40%
Agency Mortgage Backed         5.54%
U.S. Treasuries                4.91%
Commercial Banks               4.54%
Oil, Gas & Consumable Fuels    4.30%
Capital Markets                2.86%
Metals & Mining                2.44%
Communications Equipment       2.35%
Insurance                      2.32%


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND             (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




Pharmaceuticals                         2.31%
Chemicals                               2.05%
Software                                1.94%
Healthcare Equipment & Supplies         1.92%
Wireless Telecommunication Services     1.91%
Semiconductors & Semiconductor Equipment  1.8
Media                                   1.81%
Specialty Retail                        1.74%
Energy Equipment & Services             1.65%
Food Products                           1.64%
Non-Agency Collateralized Mortgage Obligations
Diversified Financial Services          1.49%
Biotechnology                           1.44%
IT Services                             1.38%
Healthcare Providers & Services         1.19%
Commercial Services & Supplies          1.08%
Industrial Conglomerates                1.05%
Electric Utilities                      1.02%
Beverages                               0.99%
Aerospace & Defense                     0.97%
Household Products                      0.97%
Computers & Peripherals                 0.92%
Multi-Utilities                         0.88%
Food & Staples Retailing                0.79%
Asset Backed                            0.78%
Internet Software & Services            0.75%
Real Estate Management & Development    0.71%
Diversified Telecommunication Services  0.71%
Automobiles                             0.70%
Machinery                               0.68%
Life Sciences Tools & Services          0.67%
Agency Collateralized Mortgage Obligations  0
Electrical Equipment                    0.53%
Sovereign Bonds                         0.53%
Multiline Retail                        0.51%
Construction & Engineering              0.50%
Exchange Traded Fund                    0.46%
Personal Products                       0.42%
Hotels Restaurants & Leisure            0.40%
Electronic Equipment, Instruments & Components
Textiles Apparel & Luxury Goods         0.36%
Construction Materials                  0.21%
Tobacco                                 0.18%

Professional Services                     0.17%
Household Durables                        0.16%
Building Products                         0.16%
Road & Rail                               0.12%
Water Utilities                           0.12%
Real Estate Investment Trusts (REIT's)     0.11
Thrifts & Mortgage Finance                0.11%
Trading Companies & Distributors          0.10%
Other Investments                         0.09%
Paper & Forest Products                   0.08%
Gas Utilities                             0.07%
Auto Components                           0.06%
Municipal Bonds and Notes                 0.06%
Marine                                    0.04%
Transportation Infrastructure             0.02%
Independent Power Producers & Energy Traders
                                          --
                                        100.00%
                                        ======


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

                                    [GRAPHIC]



[PHOTO]



Michael J.Caufield

The Elfun Tax-Exempt Income Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 109.

Q.HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK
  AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31,
  2009?

A.For the twelve-month period ended December 31, 2009, the Elfun-Tax-Exempt
  Fund returned 13.64%. The Barclays Capital Municipal Bond Index, the Fund's benchmark, returned 12.91% and the Fund's Morningstar peer group of 271 US Muni National Long funds returned an average of 17.31% for the same period.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.The municipal bond market returns over the last twelve months reflected a dramatic turnaround in investor sentiment. The return of the retail investor, awakened by the realization of higher personal tax rates on both the state and federal level was a central theme in the municipal bond market resurgence over the last twelve months. As a result, tax-exempt mutual funds reported net inflows of more than $405 billion, growing assets by more than 34%. This tsunami of cash pushed a market with limited supply to the best return for the decade.

  As state and local entities continued to struggle to balance their budgets, given lower than expected tax revenues and years of unconstrained spending, the ability to provide essential services was seriously challenged. The federal government, as a result, focused a significant part of its economic stimulus efforts on municipalities. The American Investment and Recovery Act passed in early 2009 created the Build America Bond (BAB) program, which provided federal subsidies to municipalities issuing bonds in the taxable market. A new source of financing for issuers translated into significant borrowing cost savings enabling many to relieve financial stress. By diverting new issuance away from tax-exempt investors however, an acute supply/demand imbalance developed, driving double-digit returns and pushing municipal bond yields to their lowest level since 1967. Historically attractive relative value attracted broad based demand, which, driven by renewed investor confidence and an increased tolerance for risk, contributed to rapid price recovery.

Q.WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED
  DECEMBER 31, 2009 AND HOW WAS THE FUND POSITIONED WITH RESPECT TO ECONOMIC CONDITIONS?

A.The overriding factor impacting the U.S. economy over the last twelve months has been the efforts of the federal government to stabilize the nation's financial system amid a global financial meltdown and direct an economic recovery. While the Federal Reserve and Treasury aggressively moved to stabilize

                                    [GRAPHIC]



  financial markets, a new administration faced challenges unseen for several generations. Despite a concerted effort to lower short-term interest rates, the municipal bond market along with most fixed income markets, struggled to overcome liquidity issues, which reeked havoc throughout 2008. The restoration of confidence in worldwide credit markets took a foothold in early 2009 and the municipal bond market responded positively.

  Structure clearly was a winning formula for the Fund returns over the last twelve months as our approach, based upon a long-term perspective, delivered. By maintaining a highly rated and liquid portfolio the Fund weathered the storm in late 2008 and was well positioned early in 2009 to take advantage of a historically steep yield curve. Curve positioning as a result played a significant role in Fund returns for the year. While the Fund continued to benefit from its laddered approach to curve positioning, and maintained reliance upon a pre-refunded debt component for income stability, we selectively adjusted our risk exposure adding securities that would allow the Fund to participate in a move to a lower rate environment. The Fund was repositioned favoring the 20-30 year curve segment, which was the best returning sector in the Barclay Municipal Bond Index, contributing a 23% return over the last twelve months The Fund, by extending its risk profile and adding exposure on the long end of the curve early in the year, was able to benefit from the ensuing migration of investors fleeing the paltry yields offered by money market funds.

  Our adherence to strict credit underwriting standards afforded confidence through one of the most challenging period in municipal market history in 2008, allowing the Fund to exhibit patience in our maintaining exposure in the healthcare sector. Increased investor tolerance for risk contributed to an expected compression of quality spreads in 2009 and resurgence in the healthcare sector provided a significant enhancement to Fund returns. The hospital sector was the best returning sector in the Fund returning in excess of 32%. In general however, we believe the Fund returns continued to exhibit qualities associated with a long term, conservative investment approach, which has been validated throughout several interest rate cycles. Fund returns have exceeded 92% of its peer group's return for three years, 95% for five years and 97% for ten years.

                                    [GRAPHIC]



Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

    -----------------------------------------------------------------------
                            ACCOUNT VALUE AT ACCOUNT VALUE     EXPENSES
                            THE BEGINNING OF AT THE END OF    PAID DURING
                             THE PERIOD ($)  THE PERIOD ($) THE PERIOD ($)*
    -----------------------------------------------------------------------

    Actual Fund Return**        1,000.00        1,058.01         0.93
    -----------------------------------------------------------------------

    Hypothetical 5% Return
     (2.5% for the period)      1,000.00        1,024.01         0.92
    -----------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.18% (for the period between July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

**Actual Fund Return for the six-month period ended December 31, 2009 was:
  5.80%.

                                    [GRAPHIC]



                    CHANGE IN VALUE OF A $10,000 INVESTMENT


                                    [CHART]

                                 Barclays Capital
            Elfun Tax-Exempt      U.S. Municipal
                  Fund              Bond Index
           ----------------      ----------------
'99           $10,000.00            $10,000.00
'00            11,237.00             11,168.34
'01            11,765.48             11,740.69
'02            12,907.93             12,868.41
'03            13,546.25             13,552.29
'04            14,154.34             14,159.56
'05            14,669.18             14,656.93
'06            15,378.35             15,366.85
'07            15,833.70             15,883.35
'08            15,436.90             15,490.32
'09            17,542.04             17,490.74

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                           FIVE  TEN
                  ONE YEAR YEAR  YEAR
--------------------------------------

Elfun Tax-Exempt
 Income Fund       13.64%  4.38% 5.78%

Barclays Capital
 U.S. Municipal
 Bond Index        12.91%  4.32% 5.75%

                                    [GRAPHIC]



                              INVESTMENT PROFILE

   A Mutual Fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment-grade municipal securities. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.
                      MORNINGSTAR PERFORMANCE COMPARISON
                      US OE Muni National Long Peer Group

          Based on average annual returns for periods ended 12/31/09

                                                    ONE   FIVE  TEN
                                                    YEAR  YEAR  YEAR

           Fund's Rank in peer group..............   211    16     9

           Number of funds in peer group..........   272   233   203

           Peer group average annual total return. 17.31% 3.07% 4.72%

           Morningstar Category in peer group: Muni National Long


                                QUALITY RATINGS
                            AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

                            PERCENTAGE OF
MOODY'S/S&P/ FITCH RATING*  MARKET VALUE
-----------------------------------------
         Aaa/AAA                28.43%
-----------------------------------------
         Aa/AA                  38.59%
-----------------------------------------
         A/A                    24.49%
-----------------------------------------
         Below A                 8.49%
-----------------------------------------
                               100.00%
-----------------------------------------

*Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                         ELFUN TAX-EXEMPT INCOME FUND

Portfolio Composition as a % of the Market Value of $1,774,453 as of December 31, 2009.

                                    [CHART]

Transportation             18.4%
Hospital                   17.1%
Water & Sewer              14.9%
Education                  14.2%
General Obligation         12.8%
Utilities                  10.9%
Lease                       5.8%
Resource & Other            4.8%
Housing                     0.7%
Short-Term                  0.4%


                                            PRINCIPAL
                                               AMOUNT         VALUE
            MUNICIPAL BONDS -- 99.5%+
            --------------------------------------------------------------

            ALABAMA -- 1.5%

            Alabama Water Pollution
             Control Authority
             (AMBAC Insured)
            4.75%    08/15/21..............  $  5,000   $     5,001 /(n)/
            City of Birmingham
            5.25%    05/01/17..............     3,395         3,618
            East Alabama Health Care
             Authority
            5.00%    09/01/33..............     5,500         5,694
            Montgomery BMC Special Care
             Facilities Financing Authority
            5.00%    11/15/20..............     8,375         9,499 /(m)/
            Montgomery Medical
             Clinic Board
            5.25%    03/01/31 - 03/01/36...     3,000         2,680
                                                             26,492

            ALASKA -- 0.2%

            City of Anchorage
            6.50%    12/01/10                   2,825         2,976

                                            PRINCIPAL
                                               AMOUNT       VALUE

            ARIZONA -- 2.7%

            Arizona State
             Transportation Board
            5.00%    07/01/19..............  $  5,345 $     5,925
            Arizona State University
             (FSA Insured)
            5.25%    07/01/15..............     5,000       5,440    /(n)/
            City of Phoenix
            5.00%    07/01/19..............     5,000       5,606
            Glendale Western Loop 101
             Public Facilites Corp.
            6.25%    07/01/38..............    10,000      10,666
            Maricopa County Industrial
             Development Authority
            5.50%    07/01/26..............     5,000       5,081
            Maricopa County Stadium
             District (AMBAC Insured)
            5.38%    06/01/16..............     2,145       2,274    /(n)/
            Phoenix Civic
             Improvement Corp.
            5.00%    07/01/39..............     3,500       3,590
            Phoenix Civic Improvement
             Corp. (FGIC Insured)
            5.50%    07/01/23 - 07/01/24...     7,260       8,539    /(n)/
            University Medical Center Corp.
            6.50%    07/01/39..............     1,000       1,056
                                                           48,177

            CALIFORNIA -- 8.0%

            Abag Finance Authority for
             Nonprofit Corps
            5.00%    12/01/37..............     7,940       6,970
            Bay Area Toll Authority
            5.00%    04/01/31 - 04/01/34...    15,000      15,266
            California Educational
             Facilities Authority
            5.00%    10/01/39..............     7,000       7,276
            5.25%    10/01/39..............     6,000       6,344
            California Health Facilities
             Financing Authority
            5.00%    08/15/39..............     8,500       7,742
            6.00%    07/01/39..............     5,000       5,285
            6.50%    10/01/33..............     3,500       3,910


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                             PRINCIPAL
                                                AMOUNT         VALUE

           California State Public Works
            Board
           5.00%      10/01/21..............  $  9,000   $     8,735
           6.00%      04/01/26..............     8,475         8,612
           Chino Basin Regional Financing
            Authority (AMBAC Insured)
           5.00%      11/01/38..............     3,000         2,851    /(n)/
           Coast Community College
            District (FSA Insured)
           5.00%      08/01/33..............     8,750         6,743    /(d,n)/
           Foothill-De Anza Community
            College District
            (AMBAC Insured)
           4.50%      08/01/31..............     5,000         4,710    /(n)/
           Los Angeles Department of
            Water & Power
            (AMBAC Insured)
           5.00%      07/01/32..............     5,000         5,138    /(n)/
           Los Angeles Harbor Department
           5.00%      08/01/26..............     8,000         8,442
           Metropolitan Water District of
            Southern California
           5.00%      07/01/35..............     5,000         5,153
           San Diego Unified School District
            (FSA Insured)
           5.25%      07/01/17 - 07/01/19...     8,795         9,880    /(n)/
           San Francisco Bay Area Transit
            Financing Authority
           5.00%      08/01/27..............     5,000         5,354
           San Francisco City & County
            Airports Commission
           5.25%      05/01/26..............     3,000         3,114
           San Francisco City & County
            Public Utilities Commission
           5.00%      11/01/39..............    14,040        14,147
           University of California
            (AMBAC Insured)
           5.00%      05/15/34..............     6,000         6,375    /(n)/
                                                             142,047

           COLORADO -- 1.0%

           Colorado Water Resources &
            Power Development
            Authority
           5.25%      09/01/17 - 09/01/18...     5,880         6,239

                                           PRINCIPAL
                                              AMOUNT         VALUE

            E-470 Public Highway Authority
            5.75%    09/01/35.............  $  4,000   $     4,215    /(m)/
            University of Colorado
             Hospital Authority
            5.25%    11/15/39.............     7,000         6,784
                                                            17,238

            CONNECTICUT -- 1.2%

            Connecticut State Health &
             Educational Facility Authority
            5.00%    07/01/42.............     5,000         5,214
            Mashantucket Western Pequot
             Tribe
            5.70%    09/01/12.............     2,500         1,480    /(b)/
            South Central Regional
             Water Authority
            5.00%    08/01/27.............     3,000         3,139
            State of Connecticut
            5.00%    11/01/26.............    10,000        10,783
                                                            20,616

            DELAWARE -- 0.6%

            County of New Castle
            5.00%    07/15/33 - 07/15/39      10,000        10,651

            DISTRICT OF COLUMBIA -- 1.5%

            District of Columbia
            5.50%    04/01/36.............    15,000        16,050
            5.75%    09/15/20.............     5,000         5,068
            District of Columbia Water
             & Sewer Authority
            5.25%    10/01/29.............     5,000         5,335
                                                            26,453

            FLORIDA -- 3.1%

            Brevard County Health
             Facilities Authority
            5.00%    04/01/34.............     2,500         2,278
            7.00%    04/01/39.............     1,000         1,097
            City of Tampa
            5.00%    10/01/26.............     5,000         5,102
            County of Seminole
            5.00%    10/01/25.............     8,195         8,595


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                            PRINCIPAL
                                               AMOUNT         VALUE

           Florida State Board of Education
           5.38%     06/01/16..............  $  5,000   $     5,414
           Hillsborough County Industrial
            Development Authority
           5.00%     10/01/18..............     5,000         5,064
           5.25%     10/01/15 - 10/01/24...    10,630        10,822
           Jacksonville Econonomic
            Development Commission
           5.50%     11/15/36..............     5,000         5,108
           North Broward Hospital District
           5.70%     01/15/16..............     1,915         2,038    /(m)/
           South Miami Health
            Facilities Authority
           5.25%     11/15/33..............     6,380         7,181    /(m)/
           Tampa Bay Water Regional
            Water Supply Authority
           5.00%     10/01/38..............     3,000         3,112
                                                             55,811

           GEORGIA -- 6.8%

           Athens-Clarke County
           5.50%     01/01/38..............     7,000         7,588
           Athens-Clarke County Unified
            Government Development
            Authority
           6.00%     06/15/31..............     6,050         4,968    /(d)/
           City of Atlanta (FSA Insured)
           5.25%     01/01/33..............     4,000         4,064    /(n)/
           5.75%     11/01/27..............     5,000         5,596    /(n)/
           City of Augusta (FSA Insured)
           5.25%     10/01/34..............     8,500         8,765    /(n)/
           County of Fulton GA
            (FGIC Insured)
           5.00%     01/01/30..............     5,000         5,134    /(n)/
           5.25%     01/01/35..............     5,500         5,647    /(n)/
           De Kalb County (FSA Insured)
           5.25%     10/01/32..............    15,000        17,330    /(n)/
           DeKalb Newton & Gwinnett
            Counties Joint Development
            Authority
           6.00%     07/01/34..............     8,500         9,243
           Fayette County School District
            (FSA Insured)
           0.93%     03/01/23..............     2,290         2,312    /(d,n)/

                                            PRINCIPAL
                                               AMOUNT         VALUE

           0.97%      03/01/22.............  $  2,520   $     2,548    /(d,n)/
           Henry County Hospital
            Authority
           5.00%      07/01/24.............     1,865         1,938
           Marietta Development Authority
           5.00%      09/15/29.............     2,365         2,213
           Metropolitan Atlanta Rapid
            Transit Authority
           5.00%      07/01/39.............    10,000        10,320
           Municipal Electric Authority
            of Georgia
           5.25%      01/01/19.............     2,490         2,761
           Private Colleges & Universities
            Authority
           5.25%      06/01/18 - 06/01/20..     5,250         5,600
           6.00%      06/01/21.............     2,410         2,286
           6.50%      11/01/15.............     4,010         4,713    /(l)/
           South Regional Joint
            Development Authority
           4.50%      08/01/39.............     2,650         2,513
           State of Georgia
           4.50%      01/01/29.............     4,500         4,762
           5.00%      08/01/22 - 01/01/26..     9,250        10,342
                                                            120,643

           HAWAII -- 1.3%

           City & County of Honolulu
           6.00%      01/01/12.............     1,265         1,391
           City & County of Honolulu HI
           5.00%      04/01/33.............    13,320        14,034
           6.00%      01/01/12.............       735           812    /(l)/
           State of Hawaii (FSA Insured)
           5.75%      02/01/14.............     6,500         7,598    /(n)/
                                                             23,835

           IDAHO -- 1.7%

           Idaho Health Facilities Authority
           6.75%      11/01/37.............     4,000         4,342
           Idaho Housing & Finance Assoc.
           5.00%      07/15/17 - 07/15/24..    23,925        26,192
                                                             30,534

           ILLINOIS -- 2.6%

           County of Cook (AMBAC Insured)
           5.50%      11/15/26.............    10,000        11,307    /(m,n)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                      PRINCIPAL
                                                         AMOUNT         VALUE

                  Illinois Educational Facilities
                   Authority
                  5.00%              12/01/38........  $  4,960   $     5,090
                  Illinois Finance Authority
                  5.50%              08/15/43........     5,000         5,851 /(m)/
                  Illinois Health Facilities Authority
                  6.13%              11/15/22........     3,500         3,671 /(m)/
                  Metropolitan Pier &
                   Exposition Authority
                  1.66%              06/15/19........     4,000         3,884 /(d)/
                  2.90%              06/15/22........     4,505         3,587 /(d)/
                  Southwestern Illinois
                   Development Authority
                  5.00%              10/01/21........     4,000         4,411
                  University of Illinois
                   (FGIC Insured)
                  5.25%              04/01/32........     8,500         8,872 /(n)/
                                                                       46,673

                  INDIANA -- 3.2%

                  County of St. Joseph IN
                  5.00%              03/01/36........    10,000        10,449
                  Delaware County Hospital
                   Authority
                  5.25%              08/01/36........     3,250         2,545
                  Indiana Finance Authority
                  4.95%              10/01/40........     5,000         4,794
                  Indiana Health & Educational
                   Facilities Financing Authority
                  5.25%              02/15/40........    10,000         9,355
                  Indiana Health Facility
                   Financing Authority
                   (AMBAC Insured)
                  5.38%              03/01/34........     5,500         5,430 /(n)/
                  Indiana Municipal Power
                   Agency
                  5.00%              01/01/42........     6,150         6,219
                  Indiana Municipal Power
                   Agency/IN
                  5.50%              01/01/27........     2,500         2,747
                  5.75%              01/01/34........     2,000         2,082
                  Indianapolis Local Public
                   Improvement Bond Bank
                  5.75%              01/01/38........     7,000         7,449

                                          PRINCIPAL
                                             AMOUNT         VALUE

            Merrillville Multi School
             Building Corp.
            5.25%   07/15/28.............  $  5,000   $     5,128
                                                           56,198

            KANSAS -- 0.6%

            Kansas Development Finance
             Authority
            5.50%   11/15/29.............     3,000         3,076
            5.75%   11/15/38.............     2,000         2,059
            University of Kansas Hospital
             Authority
            5.63%   09/01/32.............     4,150         4,647    /(m)/
                                                            9,782

            KENTUCKY -- 2.4%

            Kentucky State Property &
             Buildings Commission
            5.25%   02/01/27 - 02/01/29..    19,745        21,355
            Kentucky Turnpike Authority
             (AMBAC Insured)
            5.00%   07/01/26.............     5,000         5,271    /(n)/
            Louisville & Jefferson County
             Metropolitan Government
            5.25%   10/01/36.............    17,000        16,044
                                                           42,670

            LOUISIANA -- 1.4%

            Louisiana Public Facilities
             Authority
            5.25%   07/01/33.............    10,925        10,780
            5.38%   05/15/16.............     7,870         8,945    /(m)/
            Parish of St. John Baptist
            5.13%   06/01/37.............     5,550         4,934
                                                           24,659

            MAINE -- 0.6%

            Maine Health & Higher
             Educational Facilities
             Authority
            5.13%   07/01/31.............     5,000         5,340
            Maine Health & Higher
             Educational Facilities
             Authority (FSA Insured)
            5.50%   07/01/23.............        55            55    /(n)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                          PRINCIPAL
                                             AMOUNT         VALUE

            Maine Municipal Bond Bank
            5.50%   11/01/21.............  $  3,325   $     3,617    /(m)/
            Maine Turnpike Authority
            6.00%   07/01/34.............     1,250         1,401
                                                           10,413

            MARYLAND -- 3.3%

            County of Montgomery MD
            5.00%   11/01/17.............     8,350         9,753
            County of Prince Georges
            5.00%   10/01/22.............     6,820         7,775    /(m)/
            Maryland Health & Higher
             Educational Facilities
             Authority
            5.00%   07/01/32 - 07/01/34..    13,300        13,435
            5.13%   11/15/34 - 07/01/39..     9,200        10,214    /(m)/
            University System of Maryland
            5.25%   04/01/17.............     8,035         8,764    /(m)/
            Washington Suburban
             Sanitation District
            4.50%   06/01/26.............     8,470         8,980
                                                           58,921

            MASSACHUSETTS -- 4.4%

            Massachusetts Health &
             Educational Facilities
             Authority
            5.00%   07/01/34 - 07/15/35..    22,000        22,270
            5.38%   08/15/38.............     2,000         2,135
            5.50%   11/15/36.............     4,000         4,437
            5.75%   07/01/39.............     8,000         7,874
            Massachusetts State Turnpike
             Authority
            5.13%   01/01/23 - 01/01/37..    20,500        20,611
            Massachusetts Water
             Resources Authority
            5.00%   08/01/39.............     4,000         4,189
            6.50%   07/15/19.............    14,125        17,217    /(l)/
                                                           78,733

            MICHIGAN -- 2.3%

            Detroit MI
            5.00%   07/01/27 - 07/01/33..    12,145        11,978

                                             PRINCIPAL
                                                AMOUNT       VALUE

            Detroit MI (FSA Insured)
            5.25%      07/01/21 - 07/01/22..  $  4,545 $     4,888    /(n)/
            Grand Rapids MI (FGIC Insured)
            5.25%      01/01/17.............     3,000       3,066    /(n)/
            Michigan Municipal Bond
             Authority
            5.25%      10/01/17.............     6,465       6,911
            Michigan State Hospital Finance
             Authority
            5.38%      12/01/30.............     2,000       2,022
            State of Michigan
            5.50%      11/01/18.............     6,000       6,796
            State of Michigan (FSA Insured)
            5.25%      09/15/27.............     5,000       5,258    /(n)/
                                                            40,919

            MISSISSIPPI -- 0.5%

            State of Mississippi
            5.50%      09/01/14                  7,500       8,762

            MISSOURI -- 0.6%

            Missouri Joint Municipal Electric
             Utility Commission
            5.75%      01/01/29.............     4,500       4,792
            Missouri State Environmental
             Improvement & Energy
             Resources Authority
            5.00%      01/01/24.............     5,000       5,371
                                                            10,163

            NEVADA -- 0.5%

            County of Clark
            5.50%      07/01/20.............     7,565       7,757    /(m)/
            Las Vegas Special Improvement
             District No 707 (FSA Insured)
            5.55%      06/01/16.............     1,710       1,731    /(n)/
                                                             9,488

            NEW JERSEY -- 9.5%

            Cape May County Municipal
             Utilities Authority
             (FSA Insured)
            5.75%      01/01/15 - 01/01/16..     8,500       9,994    /(n)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                          PRINCIPAL
                                             AMOUNT         VALUE

           Essex County Improvement
            Authority (FSA Insured)
           5.25%    12/15/17.............  $ 10,000   $    10,905 /(m,n)/
           New Jersey Economic
            Development Authority
           5.50%    12/15/29.............     5,000         5,535
           5.75%    06/15/29.............     3,000         2,941
           New Jersey St Higher Education
            Assistance Authority
           5.63%    06/01/30.............     7,500         8,011
           New Jersey State Educational
            Facilities Authority
           5.25%    07/01/32.............     2,625         2,976 /(m)/
           6.00%    12/01/17.............    10,000        10,870
           New Jersey State Turnpike
            Authority
           5.25%    01/01/40.............    15,000        15,455
           New Jersey State Turnpike
            Authority (AMBAC Insured)
           6.50%    01/01/16 - 01/01/16..    49,960        58,630 /(l,n)/
           New Jersey Transportation
            Trust Fund Authority
           5.50%    06/15/19 - 06/15/24..    31,280        35,961 /(m)/
           New Jersey Transportation
            Trust Fund Authority
            (FSA Insured)
           5.75%    12/15/14.............     6,000         7,134 /(n)/
                                                          168,412

           NEW MEXICO -- 1.5%

           New Mexico Finance Authority
           5.00%    12/15/26.............    14,000        15,078
           New Mexico Hospital Equipment
            Loan Council
           5.50%    08/01/25 - 08/01/30..    10,750        11,655 /(m)/
                                                           26,733

           NEW YORK -- 8.1%

           Albany Industrial Development
            Agency
           5.25%    11/15/27 - 11/15/32..     6,500         6,076
           Brooklyn Arena Local
            Development Corp.
           6.00%    07/15/30.............     4,500         4,552
           6.25%    07/15/40.............     5,000         5,057

                                          PRINCIPAL
                                             AMOUNT       VALUE

            City of New York
            5.25%   08/01/13.............  $      5 $         5
            Long Island Power Authority
            6.00%   05/01/33.............     7,500       8,415
            Metropolitan Transportation
             Authority
            5.00%   11/15/34.............    10,500      10,863
            New York City Industrial
             Development Agency
            5.00%   03/01/36.............     4,000       3,729
            New York City Industrial
             Development Agency
             (FGIC Insured)
            5.00%   03/01/46.............     6,000       5,453    /(n)/
            New York City Municipal Water
             Finance Authority
            4.50%   06/15/38.............     5,000       4,844
            New York City Transitional
             Finance Authority
            5.50%   11/15/11 - 07/15/31..    16,250      17,122
            6.00%   11/15/19.............     3,750       3,866    /(m)/
            New York State Dormitory
             Authority
            0.62%   07/01/39.............     4,000       3,458    /(d)/
            5.00%   03/15/25 - 07/01/39..    19,260      20,166
            5.25%   11/15/23.............    10,400      11,315
            5.38%   07/01/20.............     3,695       4,116    /(m)/
            5.50%   05/01/37.............     2,500       2,496
            6.50%   08/15/10 - 12/01/21..     7,995       8,102    /(l)/
            New York State Urban
             Development Corp.
            5.50%   07/01/16 - 01/01/19..    12,405      13,596
            Triborough Bridge & Tunnel
             Authority
            5.00%   11/15/26.............    10,000      10,739
                                                        143,970

            NORTH CAROLINA -- 2.6%

            Cary NC
            5.00%   03/01/21.............     2,400       2,519
            City of Charlotte
            5.00%   07/01/24 - 07/01/38..     6,460       6,813
            City of Charlotte NC
            5.00%   07/01/15 - 07/01/38..    18,440      20,436


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                             PRINCIPAL
                                                AMOUNT         VALUE

           North Carolina Capital Facilities
            Finance Agency
           5.00%     01/01/38...............  $  1,000   $     1,049
           North Carolina Eastern
            Municipal Power Agency
           5.00%     01/01/26...............     5,000         5,116
           North Carolina Medical Care
            Commission
           5.00%     06/01/42...............     3,000         2,967
           North Carolina Municipal Power
            Agency No 1 Catawba
           5.00%     01/01/30...............     3,195         3,262
           State of North Carolina
           4.63%     05/01/29...............     1,500         1,544
           University of North Carolina
            System
           5.00%     10/01/18...............     2,750         2,990
                                                              46,696

           OHIO -- 4.6%

           American Municipal
            Power-Ohio Inc.
           5.00%     02/15/38...............     5,000         5,026
           City of Cleveland
           5.00%     01/01/27...............     9,885        10,057
           City of Columbus
           4.75%     06/01/31...............     5,000         5,176
           City of Columbus OH
           4.50%     06/01/32...............       700           710
           County of Cuyahoga
           6.00%     01/01/32...............    10,000        10,323
           County of Franklin
           5.00%     05/15/21...............     2,685         2,752
           5.25%     05/15/24...............     1,400         1,435
           County of Hamilton
           5.00%     12/01/19...............     4,250         4,501
           County of Hamilton
            (AMBAC Insured)
           5.25%     12/01/32...............     7,500         7,768    /(m,n)/
           Cuyahoga Community College
            District
           5.00%     08/01/26 - 08/01/27....     3,000         3,171
           Kent State University Revenues
           5.00%     05/01/29 - 05/01/30....     3,420         3,542

                                             PRINCIPAL
                                                AMOUNT         VALUE

                 Ohio St Higher Educational
                  Facility Commission
                 5.20%        11/01/26......  $  9,450   $    10,313    /(m)/
                 6.25%        05/01/38......     5,000         5,324
                 Ohio State University
                 5.25%        12/01/11......     3,150         3,410
                 Ohio State Water Development
                  Authority
                 5.50%        12/01/20......     5,000         5,664    /(m)/
                 State of Ohio
                 5.00%        11/01/32......     1,100         1,151
                 Steubenville Oh
                 6.38%        10/01/20......     1,660         1,734    /(m)/
                                                              82,057

                 OKLAHOMA -- 1.5%

                 Claremore Public Works
                  Authority (FSA Insured)
                 5.25%        06/01/34......     6,315         7,394    /(m,n)/
                 Oklahoma Municipal Power
                  Authority (FGIC Insured)
                 4.50%        01/01/47......     9,000         7,959    /(n)/
                 Oklahoma Turnpike Authority
                  (AMBAC Insured)
                 5.25%        01/01/15......     9,125         9,794    /(n)/
                 Tulsa Industrial Authority
                 5.00%        10/01/22......     2,000         2,005
                                                              27,152

                 PENNSYLVANIA -- 4.1%

                 Allegheny County Hospital
                  Development Authority
                 5.00%        11/15/28......    16,000        11,892
                 Delaware County Authority
                 5.25%        12/01/31......     1,850         1,934
                 Montgomery County Higher
                  Education & Health Authority
                  (AMBAC Insured)
                 5.10%        10/01/10......     2,670         2,679    /(n)/
                 Northampton County General
                  Purpose Authority
                 5.50%        08/15/35......     4,000         3,872


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                          PRINCIPAL
                                             AMOUNT         VALUE

           Pennsylvania Higher
            Educational Facilties
            Authority
           5.50%    08/15/18.............  $  1,000   $     1,129
           6.00%    05/01/30.............     5,000         5,029
           Pennsylvania Industrial
            Development Authority
            (AMBAC Insured)
           5.50%    07/01/17.............     3,100         3,288    /(n)/
           Pennsylvania Turnpike
            Commission
           5.25%    06/01/39.............    12,000        12,150
           Pennsylvania Turnpike
            Commission (AMBAC Insured)
           5.00%    12/01/23.............     2,875         2,895    /(l,n)/
           5.25%    12/01/32.............    12,000        12,477    /(n)/
           Philadelphia Authority for
            Industrial Development
           5.25%    09/01/36.............     1,750         1,402
           Southcentral General Authority
           5.38%    05/15/28.............     5,000         5,346    /(m)/
           State Public School Building
            Authority (FSA Insured)
           5.25%    06/01/27.............     8,000         9,103    /(m,n)/
                                                           73,196

           PUERTO RICO -- 1.6%

           Commonwealth of Puerto Rico
           5.75%    07/01/38.............     7,000         6,932
           6.00%    07/01/39.............    10,000        10,036
           Puerto Rico Sales Tax
            Financing Corp.
           6.75%    08/01/32.............    15,000        11,129    /(d)/
                                                           28,097

           RHODE ISLAND -- 0.1%

           Rhode Island Health &
            Educational Building Corp.
           6.25%    09/15/34.............     1,300         1,391
           6.50%    09/15/28.............     1,000         1,126
                                                            2,517

           SOUTH CAROLINA -- 6.1%

           Beaufort County SC
           5.50%    06/01/17 - 06/01/18..     4,150         4,446

                                            PRINCIPAL
                                               AMOUNT         VALUE

           Berkeley County School District
           5.25%     12/01/24..............  $ 15,000   $    15,382
           Charleston Educational
            Excellence Finance Corp.
           5.25%     12/01/27 - 12/01/30...    21,850        22,638
           City of Greenville
           5.13%     02/01/22..............     5,195         5,374
           Greenville County School District
           5.25%     12/01/21..............     2,000         2,080
           5.50%     12/01/28..............    10,725        12,236 /(m)/
           Lexington County SC
           5.50%     11/01/13..............     5,000         5,459
           South Carolina Educational
            Facilities Authority
           5.00%     10/01/38..............     8,150         8,299
           South Carolina Jobs-Economic
            Development Authority
           5.75%     08/01/39..............     2,000         1,886
           South Carolina State Public
            Service Authority
           5.50%     01/01/38..............     7,500         8,147
           South Carolina State Public
            Service Authority
            (FSA Insured)
           5.13%     01/01/32..............    17,000        17,443 /(n)/
           5.50%     01/01/36..............     5,000         5,479 /(m,n)/
                                                            108,869

           TENNESSEE -- 0.6%

           Knox County Health Educational
            & Housing Facilities Board
           5.25%     04/01/36..............    10,000         9,075
           State of Tennessee
           5.00%     05/01/19..............     1,000         1,142
                                                             10,217

           TEXAS -- 4.3%

           City of Austin (AMBAC Insured)
           5.50%     11/15/16..............     5,450         6,385 /(n)/
           City of Houston (AMBAC Insured)
           5.75%     12/01/14..............     5,000         5,684 /(m,n)/
           City of Houston (FSA Insured)
           5.25%     05/15/22..............    10,000        10,680 /(n)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND       (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                         PRINCIPAL
                                            AMOUNT         VALUE

           North Central Texas Health
            Facility Development Corp.
           5.13%   05/15/22.............  $  4,500   $     4,523
           North Texas Tollway Authority
           5.25%   01/01/44.............    12,500        12,134
           5.63%   01/01/33.............     1,500         1,539
           5.75%   01/01/38 - 01/01/40..    20,000        20,365
           San Antonio Independent
            School District
           5.38%   08/15/19 - 08/15/20..     6,250         6,739    /(m)/
           State of Texas
           5.00%   04/01/28 - 08/01/39..     8,000         8,368
                                                          76,417

           UTAH -- 0.1%

           Murray UT
           4.75%   05/15/20                  2,285         2,289    /(l)/

           VERMONT -- 0.4%

           University of Vermont & State
            Agricultural College
            (AMBAC Insured)
           5.13%   10/01/27.............     1,000         1,114    /(m,n)/
           Vermont Educational & Health
            Buildings Financing Agency
           5.00%   10/31/46.............     5,700         5,805
                                                           6,919

           VIRGIN ISLANDS -- 0.1%

           Virgin Islands Public
            Finance Authority
           5.00%   10/01/39                  1,000           903

           VIRGINIA -- 1.0%

           City of Richmond VA
           5.00%   01/15/40.............    10,000        10,519
           Virginia College
            Building Authority
           4.38%   02/01/28.............       845           874
           Virginia Resources Authority
           5.25%   11/01/38.............     5,000         5,334

           Winchester Industrial
            Development Authority
           5.63%   01/01/44.............     1,000           986
                                                          17,713

                                                 PRINCIPAL
                                                    AMOUNT         VALUE

                  WASHINGTON -- 0.7%

                  County of King
                  5.50%         12/01/13          $ 10,000   $    11,631    /(l)/

                  WEST VIRGINIA -- 0.4%

                  West Virginia Hospital Finance
                   Authority
                  5.50%         09/01/28........     2,580         2,495
                  5.63%         09/01/32........     2,000         1,929
                  West Virginia Housing
                   Development Fund
                  5.30%         05/01/24........     2,000         2,018
                                                                   6,442

                  WISCONSIN -- 0.2%

                  State of Wisconsin
                   (AMBAC Insured)
                  5.75%         07/01/14             2,990         3,282    /(n)/

                  TOTAL BONDS AND NOTES
                   (COST $1,691,365)............               1,766,366
                  ----------------------------------------------------------------
                  OTHER INVESTMENTS -- 0.0%*
                  ----------------------------------------------------------------

                  GEI Investment Fund
                   (COST $370)..................                     281    /(k)/

                  TOTAL INVESTMENT IN SECURITIES
                   (COST $1,691,735)............               1,766,647
                  ----------------------------------------------------------------
                  SHORT-TERM INVESTMENTS -- 0.4%
                  ----------------------------------------------------------------

                  TIME DEPOSIT

                  State Street Corp.
                  0.01%         12/01/09........  $  23674   $     7,806    /(e)/
                    (COST $7,806)

                  TOTAL INVESTMENTS
                   (COST $1,699,541)............               1,774,453

                  OTHER ASSETS AND LIABILITIES,
                   NET -- 0.1%..................                   2,350
                                                             -----------

                  NET ASSETS -- 100.0%..........             $ 1,776,803
                                                             ===========


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

                                    [GRAPHIC]



[PHOTO]


Paul M. Colonna

The Elfun Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna (pictured to the left), William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is lead by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 109.

Q.HOW DID THE ELFUN INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A.For the twelve-month period ended December 31, 2009, the Elfun Income Fund returned 8.04%. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 5.93% and the Fund's Morningstar peer group of 1,126 U.S. Intermediate-Term Bond funds returned an average of 13.47% for the same period.

Q.DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD
  ENDED DECEMBER 31, 2009.

A.Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise ending the year at 10%. The U.S. lost over 4 million jobs in 2009 (reported by the Bureau of Labor Statistics). Government support programs targeting the auto (Cash for Clunkers) and housing (first-time homebuyer tax credits) industries created demand which boosted second half growth.

  Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0-0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In the statement from its final meeting in December, the Federal Open Market Committee (FOMC) repeated that "economic conditions...are likely to warrant exceptionally low levels of the federal funds rate for an extended period." Quantitative easing measures including the purchase of $1.25 trillion of agency mortgage-back securities (MBS) and $175 billion of agency debt are scheduled to wind down early in 2010 along with many of the special liquidity facilities given the improvement in the financial markets.

  The improving fundamental backdrop created a performance environment in which non-government related issues (corporate, commercial MBS, asset-backed) outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009

                                    [GRAPHIC]



  producing negative total returns for U.S. treasuries. The U.S. treasury 2-year and 10-year note yield ended the year at 1.14% and 3.84% respectively, up 38 basis points (bps) and 163 bps. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market returned over 58% compared to high grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7% respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.The primary drivers of Fund performance in 2009 were sector allocation and duration positioning. The Fund's allocation to high yield and emerging market debt had a large positive impact on total return as those two sectors far outpaced the return of the benchmark. Overweight positions in high grade credit and commercial MBS during the second half of the year also contributed positively as yield spreads narrowed. Duration positioning added to relative return, particularly in December when interest rates rose and the fund's duration was short relative to the benchmark.

                                    [GRAPHIC]



                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

    -----------------------------------------------------------------------
                            ACCOUNT VALUE AT ACCOUNT VALUE     EXPENSES
                            THE BEGINNING OF AT THE END OF    PAID DURING
                             THE PERIOD ($)  THE PERIOD ($) THE PERIOD ($)*
    -----------------------------------------------------------------------

    Actual Fund Return**        1,000.00        1,067.31         1.41
    -----------------------------------------------------------------------

    Hypothetical 5% Return
     (2.5% for the period)      1,000.00        1,023.57         1.38
    -----------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.27% (for the period between July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

**Actual Fund Return for the six-month period ended December 31, 2009 was:
  6.73%.

                                    [GRAPHIC]



                    CHANGE IN VALUE OF A $10,000 INVESTMENT



                                    [CHART]

                        Barclays Capital
       Elfun Income     U.S. Aggregate
           Fund           Bond Index
       ------------    ----------------
'99    $10,000.00         $10,000.00
'00     11,110.73          11,162.61
'01     11,995.96          12,105.12
'02     13,224.84          13,346.50
'03     13,759.69          13,894.31
'04     14,319.65          14,497.15
'05     14,689.80          14,849.22
'06     15,379.15          15,492.75
'07     16,325.98          16,572.07
'08     16,012.97          17,440.48
'09     17,283.90          18,474.78

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                                FIVE  TEN
                       ONE YEAR YEAR  YEAR
-------------------------------------------

Elfun Income Fund       8.04%   3.83% 5.62%

Barclays Capital U.S.
 Aggregate Bond Index   5.93%   4.97% 6.33%

                                    [GRAPHIC]



                              INVESTMENT PROFILE

A Mutual Fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.
                      MORNINGSTAR PERFORMANCE COMPARISON
                    US OE Intermediate-Term Bond Peer Group

          Based on average annual returns for periods ended 12/31/09

                                                    ONE   FIVE  TEN
                                                    YEAR  YEAR  YEAR

           Fund's Rank in peer group..............   905   535   244

           Number of funds in peer group..........  1126   866   496

           Peer group average annual total return. 13.47% 3.62% 5.18%

           Morningstar Category in peer group: Intermediate-Term Bond

                                QUALITY RATINGS
                            AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

                                                 PERCENTAGE OF
                  MOODY'S / S&P / FITCH RATING*  MARKET VALUE
                  --------------------------------------------
                       Aaa / AAA                     62.88%
                  --------------------------------------------
                       Aa / AA                        4.25%
                  --------------------------------------------
                       A / A                         14.46%
                  --------------------------------------------
                       Baa / BBB                      9.39%
                  --------------------------------------------
                       Ba / BB and lower              9.02%
                  --------------------------------------------
                                                    100.00%
                  --------------------------------------------

*Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                               ELFUN INCOME FUND

Portfolio Composition as a % of the Market Value of $353,714 as of December 31, 2009.

                                    [CHART]

Corporate Notes              33.4%
Mortgage Backed              31.8%
U.S. Treasuries              19.0%
Asset Backed & Other         15.8%


                                            PRINCIPAL
                                               AMOUNT         VALUE
                BONDS AND NOTES -- 93.1%+
                -------------------------------------------------------------------

                U.S. TREASURIES -- 19.8%

                U.S. Treasury Bonds
                4.50%         08/15/39.....  $ 10,535     $  10,297
                U.S. Treasury Notes
                0.02%         11/30/11.....    12,493        12,411    /(d)/
                0.05%         01/31/11.....     1,673         1,679    /(d)/
                1.00%         10/31/11.....    10,411        10,402    /(d)/
                1.25%         11/30/10.....       341           343
                1.75%         08/15/12.....     2,301         2,316
                2.13%         11/30/14.....    19,342        18,884
                3.13%         05/15/19.....         2             2
                3.38%         11/15/19.....    11,052        10,631    /(h)/
                4.50%         11/15/10.....        67            69
                                                             67,034

                AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%

                Collateralized Mortgage
                 Obligation Trust (Class B)
                9.24%         11/01/18.....        15            11    /(d,f,h,q)/

                                          PRINCIPAL
                                             AMOUNT       VALUE

         Federal Home Loan
          Mortgage Corp.
         0.00%      11/15/37.............  $    687   $     558    /(g,r)/
         0.17%      09/25/43.............     2,655          29    /(g,h,i,r)/
         0.62%      09/15/34.............       333         252    /(d,f)/
         4.50%      10/15/16 - 03/15/19..       662          53    /(g,h,r)/
         5.00%      05/15/17 - 12/01/34..     1,299         124    /(g,h,r)/
         5.00%      05/15/38.............       311         307
         5.50%      04/15/17 - 06/15/33..       654         111    /(g,h,r)/
         7.50%      01/15/16.............        24          25    /(h)/
         8.00%      04/15/20.............        10          11    /(h)/
         8.00%      02/01/23 - 07/01/24..        18           4    /(g,h,r)/
         Federal Home Loan
          Mortgage Corp. REMIC
         6.01%      12/15/39.............     1,129         118    /(g,i,r)/
         6.36%      05/15/36.............     2,426         331    /(g,i,r)/
         6.97%      02/15/36.............     1,983         289    /(g,i,r)/
         7.47%      04/15/36.............     2,292         330    /(g,i,r)/
         Federal Home Loan
          Mortgage STRIPS
         9.46%      08/01/27.............         4           3    /(d,f,h)/
         Federal National Mortgage Assoc.
         1.20%      12/25/42.............       692          33    (/g,h,i,r)/
         4.50%      05/25/18.............       135           4    /(g,h,r)/
         4.75%**    11/25/14.............         8          --    /(g,h,r)/
         5.00%      08/25/17 - 02/25/32..       837         100    /(g,h,r)/
         5.00%      10/25/35 - 08/25/38..       841         826
         5.50%      01/25/33.............       404         416
         6.12%      03/25/38.............     3,118         366    /(g,i,r)/
         6.37%      06/25/37.............     1,136         143    /(g,i,r)/
         6.77%      10/25/29.............       603          59    /(g,h,i,r)/
         7.37%      09/25/42.............     1,574         297    /(g,h,i,r)/
         7.47%      08/25/16.............       199          12    /(g,h,i,r)/
         16.10%     03/25/31.............       490         554    /(h,i)/
         Federal National Mortgage Assoc.
          (Class 1)
         1.35%      11/01/34.............       634         525    /(d,f,h)/
         4.50%      09/01/35 - 01/01/36..     2,158         443    /(g,r)/
         5.00%      05/25/38.............       642         117    /(g,r)/
         Federal National Mortgage Assoc.
          (Class 2)
         4.50%      08/01/35.............       644         152    /(g,r)/
         5.00%      08/01/34 - 03/25/38..       593         117    /(g,r)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                          PRINCIPAL
                                             AMOUNT       VALUE

         5.50%       12/01/33............  $    173   $      38    /(g,r)/
         7.50%       11/01/23............        71          11    /(g,h,r)/
         8.00%       08/01/23 - 07/01/24.        37           8    /(g,h,r)/
         8.50%       03/01/17 - 07/25/22.        36           7    /(g,h,r)/
         9.00%       05/25/22............        13           3    /(g,h,r)/
         Federal National Mortgage
          Assoc. (Class B)
         6.69%       12/25/22............        13          12    /(d,f,h)/
         Federal National Mortgage Assoc.
          (Class H)
         5.00%       10/25/22............       210          23    /(g,h,r)/
         Federal National Mortgage Assoc.
          (Class K)
         1008.00%**  05/25/22............        --           1    /(g,h,r)/
         Federal National Mortgage
          Assoc. REMIC
         6.00%       04/25/37............       751         151    /(g,r)/
         6.01%       01/25/40............     4,214         474    /(g,i,r)/
         6.31%       07/25/36............     2,772         341    /(g,i,r)/
         6.42%       06/25/36............     1,331         179    /(g,i,r)/
         Government National
          Mortgage Assoc.
         6.17%       05/20/39............     1,986         220    /(g,i,r)/
         6.27%       01/20/37............     3,149         305    /(g,i,r)/
                                                          8,493

         AGENCY MORTGAGE BACKED -- 24.1%

         Federal Home Loan
          Mortgage Corp.
         4.50%       06/01/33 - 02/01/35.       146         146    /(h)/
         5.00%       07/01/35............       594         611    /(h)/
         5.50%       05/01/20 - 04/01/39.     6,086       6,418    /(h)/
         6.00%       04/01/17 - 11/01/37.     3,844       4,088    /(h)/
         6.50%       07/01/29............         5           6    /(h)/
         7.00%       10/01/16 - 08/01/36.       405         446    /(h)/
         7.50%       09/01/12 - 09/01/33.        49          55    /(h)/
         8.00%       11/01/30............        13          15    /(h)/
         5.50%       TBA.................     1,570       1,645    /(c)/
         Federal National Mortgage Assoc.
         4.00%       05/01/19 - 06/01/19.       522         534    /(h)/
         4.50%       05/01/18 - 04/01/34.     1,465       1,514    /(h)/
         5.00%       07/01/20 - 05/01/39.     2,753       2,834    /(h)/
         5.47%       04/01/37............        25          27    /(i)/

                                          PRINCIPAL
                                             AMOUNT       VALUE

           5.50%    03/01/14 - 12/01/38..  $ 22,650   $  23,820    /(h)/
           5.81%    03/01/37.............        26          28    /(i)/
           6.00%    02/01/14 - 11/01/39..    16,016      17,108    /(h)/
           6.50%    02/01/14 - 08/01/36..     1,095       1,175    /(h)/
           7.00%    08/01/13 - 02/01/34..       137         152    /(h)/
           7.50%    08/01/13 - 03/01/34..       443         497    /(h)/
           8.00%    12/01/11 - 11/01/33..       195         220    /(h)/
           8.50%    04/01/30 - 05/01/31..        26          30    /(h)/
           9.00%    04/01/16 - 12/01/22..        50          55    /(h)/
           4.50%    TBA..................       950         948    /(c)/
           5.00%    TBA..................     2,664       2,784    /(c)/
           5.50%    TBA..................     1,269       1,340    /(c)/
           6.00%    TBA..................     8,726       9,271    /(c)/
           6.50%    TBA..................       878         940    /(c)/
           7.00%    TBA..................       535         586    /(c)/
           Government National
            Mortgage Assoc.
           4.50%    08/15/33 - 09/15/34..       726         732    /(h)/
           5.00%    08/15/33.............       249         258    /(h)/
           6.00%    04/15/27 - 09/15/36..     1,058       1,127    /(h)/
           6.50%    04/15/19 - 09/15/36..       819         878    /(h)/
           7.00%    03/15/12 - 10/15/36..       381         413    /(h)/
           7.50%    03/15/23 - 10/15/33..        98         113    /(h)/
           8.00%    09/15/27 - 06/15/30..        40          46    /(h)/
           8.50%    10/15/17.............        54          59    /(h)/
           9.00%    11/15/16 - 12/15/21..       115         127    /(h)/
           5.50%    TBA..................       435         456    /(c)/
                                                         81,502

           ASSET BACKED -- 3.0%

           Avis Budget Rental Car Funding
            AESOP LLC (Class A)
           0.35%    04/20/11.............       667         661    /(b,i)/
           Capital One Auto Finance Trust
           0.23%    04/15/12.............     1,137       1,134    /(h,i)/
           Chase Funding Mortgage Loan
            Asset-Backed Certificates
           5.75%    05/25/32.............        50          25    /(h,i,q)/
           Countrywide Asset-Backed
            Certificates
           1.09%    05/25/33.............        28          16    /(i)/
           Countrywide Asset-Backed
            Certificates (Class 2)
           0.83%    06/25/33.............         2           2    /(i)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                               PRINCIPAL
                                                  AMOUNT     VALUE

                Countrywide Asset-Backed
                 Certificates (Class A)
                0.79%            08/25/32.....  $     33 $      16    /(h,i)/
                Discover Card Master Trust I
                 (Class A)
                0.56%            06/16/15.....       200       188    /(i)/
                Discover Card Master Trust I
                 (Class B) (Series 2)
                0.41%            05/15/12.....       340       326    /(i)/
                First Franklin Mortgage Loan
                 Asset Backed Certificates
                 (Class M)
                0.68%            03/25/35.....     5,000     4,392    /(i)/
                GMAC Mortgage Corp Loan Trust
                 (Class 2)
                0.41%            08/25/35.....     1,395       360    /(i)/
                GSAA Trust
                0.63%            05/25/34.....       136        95    /(i)/
                GSAMP Trust
                0.38%            12/25/35.....        77        75    /(i)/
                Indymac Residential Asset Backed
                 Trust (Class M)
                2.23%**          04/25/47.....       146        --    /(h,i,q)/
                Mid-State Trust
                7.54%            07/01/35.....        54        51    /(h,q)/
                Nissan Auto Lease Trust
                0.30%            02/15/13.....       188       188    /(i)/
                Residential Asset Securities Corp.
                0.73%            07/25/32.....        29        14    /(h,i)/
                Residential Asset Securities Corp.
                 (Class A)
                0.81%            06/25/33.....        54        27    /(i)/
                Saxon Asset Securities Trust
                5.23%            08/25/35.....       333       289    /(i)/
                Triad Auto Receivables Owner
                 Trust (Class A)
                0.29%            02/12/14.....     2,000     1,936    /(h,i)/
                Wachovia Asset Securitization
                 Inc. (Class A)
                0.45%            06/25/34.....       357       181    /(i,q)/
                Wells Fargo Home Equity Trust
                3.97%            05/25/34.....        24        24    /(h,i,q)/
                                                            10,000

                                               PRINCIPAL
                                                  AMOUNT       VALUE

                 CORPORATE NOTES -- 34.9%

                 Abbey National Treasury
                  Services PLC
                 3.88%           11/10/14.....  $    424   $     426 /(b)/
                 Abu Dhabi National Energy Co.
                 6.25%           09/16/19.....       200         194 /(b)/
                 Adaro Indonesia PT
                 7.63%           10/22/19.....       100          99 /(b)/
                 AES El Salvador Trust
                 6.75%           02/01/16.....       200         178 /(b)/
                 Air Jamaica Ltd.
                 9.38%           07/08/15.....         9           7
                 Alliance One International, Inc.
                 10.00%          07/15/16.....       380         399 /(b)/
                 ALROSA Finance S.A.
                 8.88%           11/17/14.....       200         206 /(b)/
                 AMC Entertainment Inc.
                 8.75%           06/01/19.....       440         449
                 American Tower Corp.
                 4.63%           04/01/15.....       526         532 /(b)/
                 Anheuser-Busch InBev
                  Worldwide Inc.
                 5.38%           11/15/14.....       496         525 /(b)/
                 7.20%           01/15/14.....       149         169 /(b)/
                 7.75%           01/15/19.....       834         976 /(b,h)/
                 Apria Healthcare Group Inc.
                 11.25%          11/01/14.....       559         613 /(b)/
                 ARAMARK Corp.
                 8.50%           02/01/15.....       846         871
                 Archer-Daniels-Midland Co.
                 6.45%           01/15/38.....       611         680 /(h)/
                 Arcos Dorados BV
                 7.50%           10/01/19.....       100          99 /(b)/
                 Arizona Public Service Co.
                 6.25%           08/01/16.....       485         513 /(h)/
                 AT&T Inc.
                 6.40%           05/15/38.....     1,300       1,336 /(h)/
                 6.70%           11/15/13.....       496         560 /(h)/
                 Axtel SAB de C.V.
                 9.00%           09/22/19.....        38          39 /(b)/
                 Banco do Brasil S.A.
                 8.50%           10/29/49.....       500         533 /(b)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                 PRINCIPAL
                                                    AMOUNT       VALUE

                  Banco Mercantil del Norte S.A.
                  6.14%         10/13/16........  $     74   $      72    /(i)/
                  Banco Nacional de
                   Desenvolvimento Economico
                   e Social
                  6.50%         06/10/19........       500         538    /(b)/
                  Bank of America Corp.
                  5.75%         12/01/17........     1,550       1,587    /(h)/
                  6.50%         08/01/16........       690         742
                  7.38%         05/15/14........       170         193
                  Barclays Bank PLC
                  5.00%         09/22/16........       274         280
                  5.20%         07/10/14........       529         561
                  Berkshire Hathaway
                   Finance Corp.
                  5.00%         08/15/13........       328         353
                  BlackRock, Inc.
                  5.00%         12/10/19........       494         485
                  Boston Properties LP (REIT)
                  5.88%         10/15/19........       346         347
                  Boston Scientific Corp.
                  6.00%         01/15/20........       252         257
                  Bristol-Myers Squibb Co.
                  5.88%         11/15/36........       141         147    /(h)/
                  CA, Inc.
                  5.38%         12/01/19........       358         360
                  6.13%         12/01/14........       174         192
                  Calpine Corp.
                  7.25%         10/15/17........       922         885    /(b)/
                  Cantor Fitzgerald LP
                  7.88%         10/15/19........       358         350    /(b)/
                  Cargill Inc.
                  5.20%         01/22/13........       131         139    /(b,h)/
                  6.00%         11/27/17........       247         263    /(b,h)/
                  Carolina Power & Light Co.
                  5.15%         04/01/15........       230         248    /(h)/
                  5.70%         04/01/35........       130         129    /(h)/
                  6.13%         09/15/33........       156         164    /(h)/
                  Case New Holland Inc.
                  7.75%         09/01/13........       744         761    /(b)/
                  Cenovus Energy Inc.
                  4.50%         09/15/14........       380         392    /(b)/
                  6.75%         11/15/39........       345         376    /(b)/

                                                      PRINCIPAL
                                                         AMOUNT       VALUE

                  Centrais Eletricas Brasileiras S.A.
                  6.88%            07/30/19..........  $    200   $     217    /(b)/
                  Central American Bank for
                   Economic Integration
                  5.38%            09/24/14..........       380         394    /(b)/
                  CFG Investment SAC
                  9.25%            12/19/13..........       100          99
                  Chesapeake Energy Corp.
                  7.25%            12/15/18..........       856         862
                  Cincinnati Bell Inc.
                  8.25%            10/15/17..........       676         686
                  Citigroup, Inc.
                  5.00%            09/15/14..........       434         418
                  5.13%            05/05/14..........       674         671
                  6.38%            08/12/14..........     1,213       1,270
                  8.50%            05/22/19..........       951       1,098
                  City National Capital Trust I
                  9.63%            02/01/40..........       359         381
                  Clarendon Alumina
                   Production Ltd.
                  8.50%            11/16/21..........       135          99    /(b,h)/
                  CME Group Inc.
                  5.40%            08/01/13..........       321         346    /(h)/
                  Comcast Corp.
                  6.50%            01/15/15..........       346         388
                  Community Health Systems, Inc.
                  8.88%            07/15/15..........       856         886    /(h)/
                  Consolidated Edison Company of
                   New York Inc.
                  5.85%            04/01/18..........       308         330
                  6.65%            04/01/19..........       308         349
                  7.13%            12/01/18..........       900       1,040    /(h)/
                  COX Communications Inc.
                  6.25%            06/01/18..........       324         345    /(b)/
                  7.13%            10/01/12..........       315         350    /(h)/
                  7.75%            11/01/10..........       360         377    /(h)/
                  Credit Suisse
                  6.00%            02/15/18..........     1,146       1,199    /(h)/
                  Credit Suisse First Boston
                   International for CJSC The
                   EXIM of Ukraine
                  7.65%            09/07/11..........       200         168


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                   PRINCIPAL
                                                      AMOUNT       VALUE

                   CVS Caremark Corp.
                   5.75%           06/01/17.......  $    154   $     163
                   6.13%           09/15/39.......       518         513
                   6.60%           03/15/19.......       154         169
                   DASA Finance Corp.
                   8.75%           05/29/18.......       596         618
                   Diageo Capital PLC
                   5.20%           01/30/13.......       300         321 /(h)/
                   Diageo Finance BV
                   3.25%           01/15/15.......       347         345
                   Diamond Offshore Drilling, Inc.
                   5.70%           10/15/39.......       856         833
                   Digicel Group Ltd.
                   8.25%           09/01/17.......       100          97 /(b)/
                   DirecTV Financing Company Inc.
                   4.75%           10/01/14.......       726         740 /(b)/
                   5.88%           10/01/19.......       420         427 /(b)/
                   Dolphin Energy Ltd.
                   5.89%           06/15/19.......       396         400 /(b)/
                   Dominion Resources, Inc.
                   5.20%           08/15/19.......       347         352
                   Dover Corp.
                   6.50%           02/15/11.......       230         243 /(h)/
                   Drummond Company Inc.
                   7.38%           02/15/16.......       526         514 /(b)/
                   9.00%           10/15/14.......       370         388 /(b)/
                   Duke Energy Indiana Inc.
                   6.35%           08/15/38.......       454         496
                   Dynegy Holdings Inc.
                   7.50%           06/01/15.......       516         482
                   Ecopetrol S.A.
                   7.63%           07/23/19.......       111         123
                   Embraer Overseas Ltd.
                   6.38%           01/15/20.......       148         148
                   Empresa Nacional del Petroleo
                   6.25%           07/08/19.......       200         208 /(b)/
                   Empresas Publicas de
                    Medellin ESP
                   7.63%           07/29/19.......       100         110 /(b)/
                   European Investment Bank
                   4.88%           01/17/17.......       700         750

                                                   PRINCIPAL
                                                      AMOUNT     VALUE

                   Exelon Generation Company LLC
                   5.20%           10/01/19.......  $    484 $     484
                   6.25%           10/01/39.......       432       440
                   Export-Import Bank of Korea
                   5.88%           01/14/15.......       100       107
                   Gaz Capital S.A.
                   8.13%           07/31/14.......       100       106    /(b)/
                   9.25%           04/23/19.......       400       446
                   Genworth Financial Inc.
                   8.63%           12/15/16.......       360       373
                   Gerdau Holdings Inc.
                   7.00%           01/20/20.......       200       205    /(b)/
                   GlaxoSmithKline Capital Inc.
                   4.85%           05/15/13.......       409       439
                   Globo Comunicacao e
                    Participacoes S.A.
                   7.25%           04/26/22.......       200       209    /(b)/
                   HCA Inc.
                   7.88%           02/15/20.......       820       854    /(b)/
                   9.25%           11/15/16.......       768       825
                   HCC Insurance Holdings, Inc.
                   6.30%           11/15/19.......       178       181
                   Health Management
                    Associates, Inc.
                   6.13%           04/15/16.......       746       699
                   Holcim US Finance Sarl & Cie SCS
                   6.00%           12/30/19.......       279       290    /(b)/
                   Host Hotels & Resorts LP (REIT)
                   9.00%           05/15/17.......       964     1,042    /(b)/
                   HSBC Bank USA N.A.
                   4.63%           04/01/14.......       175       183    /(h)/
                   7.00%           01/15/39.......       250       280
                   HSBC Finance Corp.
                   5.00%           06/30/15.......     1,292     1,335
                   5.70%           06/01/11.......       743       776
                   6.75%           05/15/11.......       260       275    /(h)/
                   HSBC Holdings PLC
                   6.50%           05/02/36.......       100       105    /(h)/
                   6.80%           06/01/38.......       500       543
                   Hutchison Whampoa
                    International 09 Ltd.
                   7.63%           04/09/19.......       100       115    /(b)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                            PRINCIPAL
                                               AMOUNT       VALUE

                 Hutchison Whampoa
                  International 09/16 Ltd.
                 4.63%        09/11/15.....  $    600   $     605    /(b)/
                 IIRSA Norte Finance Ltd.
                 8.75%        05/30/24.....       476         500    /(b,h)/
                 Illinois Power Co.
                 9.75%        11/15/18.....       522         649
                 Indo Integrated Energy BV
                 9.00%        06/01/12.....       100         101
                 Industrial Bank Of Korea
                 7.13%        04/23/14.....       100         112    /(b)/
                 Ingles Markets Inc.
                 8.88%        05/15/17.....       735         764
                 Inmarsat Finance PLC
                 7.38%        12/01/17.....       500         511    /(b)/
                 Intelsat Subsidiary Holding
                  Company Ltd.
                 8.88%        01/15/15.....       380         393
                 Intergas Finance BV
                 6.88%        11/04/11.....       100         102
                 Intergen N.V.
                 9.00%        06/30/17.....       773         806    /(b)/
                 International Business
                  Machines Corp.
                 7.63%        10/15/18.....       300         366
                 International Paper Co.
                 7.50%        08/15/21.....       730         818
                 Inversiones CMPC S.A.
                 6.13%        11/05/19.....       200         202    /(b)/
                 Johnson & Johnson
                 5.85%        07/15/38.....       290         313
                 JPMorgan Chase & Co.
                 5.13%        09/15/14.....     1,041       1,098
                 6.30%        04/23/19.....       260         286
                 JPMorgan Chase Bank
                 5.88%        06/13/16.....       315         331
                 JPMorgan Chase Capital XXVII
                 7.00%        11/01/39.....       526         530
                 Kazakhstan Temir Zholy
                  Finance BV
                 6.50%        05/11/11.....       100          98
                 KazMunaiGaz Finance Sub BV
                 9.13%        07/02/18.....       100         111    /(b)/
                 11.75%       01/23/15.....       200         241    /(b)/

                                                  PRINCIPAL
                                                     AMOUNT       VALUE

                   KeyBank NA
                   5.80%           07/01/14......  $    534   $     520
                   Korea Hydro & Nuclear Power
                    Company Ltd.
                   6.25%           06/17/14......       200         218    /(b)/
                   Korea National Oil Corp.
                   5.38%           07/30/14......       200         211    /(b)/
                   Kreditanstalt fuer Wiederaufbau
                   3.50%           03/10/14......     1,936       1,990
                   4.13%           10/15/14......       859         900
                   4.50%           07/16/18......       712         735
                   L-3 Communications Corp.
                   5.88%           01/15/15......       450         449
                   Lincoln National Corp.
                   8.75%           07/01/19......       605         691
                   Majapahit Holding BV
                   7.25%           10/17/11......       500         522    /(b)/
                   7.75%           10/17/16......       200         212    /(b)/
                   7.75%           01/20/20......       200         209
                   Massey Energy Co.
                   6.88%           12/15/13......       374         374
                   McDonald's Corp.
                   6.30%           03/01/38......       226         249
                   MDC-GMTN B.V.
                   7.63%           05/06/19......       250         267    /(b)/
                   Mead Johnson Nutrition Co.
                   4.90%           11/01/19......       520         516    /(b)/
                   Merrill Lynch & Company Inc.
                   6.05%           08/15/12......       304         326
                   6.88%           04/25/18......       599         645
                   Midamerican Energy Holdings Co.
                   6.13%           04/01/36......       330         338    /(h)/
                   Morgan Stanley
                   5.05%           01/21/11......       347         360
                   5.63%           09/23/19......       690         695
                   6.00%           04/28/15......       333         355
                   7.30%           05/13/19......       691         776
                   Morgan Stanley (Series F)
                   6.63%           04/01/18......       300         324
                   Munich Re America Corp. (Series B)
                   7.45%           12/15/26......       290         299    /(h)/
                   Naftogaz Ukraine
                   9.50%           09/30/14......       300         252    /(s)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                    PRINCIPAL
                                                       AMOUNT       VALUE

                   National Agricultural
                    Cooperative Federation
                   5.00%             09/30/14......  $    321   $     333    /(b)/
                   NET Servicos de Comunicacao S.A.
                   7.50%             01/27/20......       100         102    /(b)/
                   Newmont Mining Corp.
                   5.13%             10/01/19......       272         272
                   6.25%             10/01/39......       778         779
                   News America Inc.
                   5.65%             08/15/20......       243         253    /(b)/
                   6.65%             11/15/37......       538         568
                   Nexen Inc.
                   6.20%             07/30/19......       623         659
                   7.50%             07/30/39......       416         477
                   NGPL Pipeco LLC
                   7.12%             12/15/17......       318         351    /(b)/
                   Nisource Finance Corp.
                   6.13%             03/01/22......       346         353
                   Noble Group Ltd.
                   6.75%             01/29/20......       100         103    /(b)/
                   NorthWestern Corp.
                   5.88%             11/01/14......       600         622    /(h)/
                   NRG Energy, Inc.
                   7.38%             02/01/16......       770         771
                   Odebrecht Finance Ltd.
                   7.00%             04/21/20......       200         202    /(b)/
                   Oracle Corp.
                   5.00%             07/08/19......       348         359
                   Pacific Gas & Electric Co.
                   5.80%             03/01/37......       165         167
                   Pacific Rubiales Energy Corp.
                   8.75%             11/10/16......       100         105    /(b)/
                   Pacificorp
                   6.00%             01/15/39......       500         525
                   6.25%             10/15/37......        14          15
                   Parker Hannifin Corp.
                   5.50%             05/15/18......       464         489
                   Pemex Finance Ltd.
                   9.03%             02/15/11......       226         233    /(h)/
                   Petrobras International
                    Finance Co.
                   5.75%             01/20/20......       380         387

                                                   PRINCIPAL
                                                      AMOUNT     VALUE

                   Petroleos Mexicanos
                   4.88%           03/15/15.......  $    560 $     558    /(b)/
                   8.00%           05/03/19.......        87       101
                   Petroleum Company of Trinidad &
                    Tobago Ltd.
                   6.00%           05/08/22.......       200       186    /(b)/
                   Petronas Capital Ltd.
                   5.25%           08/12/19.......       200       200    /(b)/
                   Petronas Global Sukuk Ltd.
                   4.25%           08/12/14.......       100       100    /(b)/
                   Pfizer Inc.
                   6.20%           03/15/19.......       328       365
                   7.20%           03/15/39.......       164       200
                   Pioneer Natural Resources Co.
                   7.50%           01/15/20.......       656       656
                   Plains All American Pipeline LP
                   4.25%           09/01/12.......       522       539
                   PNC Funding Corp.
                   4.25%           09/21/15.......       346       353
                   Potomac Electric Power Co.
                   7.90%           12/15/38.......       122       156
                   Power Sector Assets & Liabilities
                    Management Corp.
                   7.39%           12/02/24.......       100       103    /(b)/
                   President and Fellows of
                    Harvard College
                   5.00%           01/15/14.......       400       430    /(b)/
                   Principal Financial Group, Inc.
                   8.88%           05/15/19.......       241       278
                   Prudential Financial, Inc.
                   3.63%           09/17/12.......       173       176
                   5.15%           01/15/13.......       400       421
                   7.38%           06/15/19.......       349       391
                   Public Service Company
                    of Colorado
                   7.88%           10/01/12.......       495       568    /(h)/
                   QVC Inc.
                   7.50%           10/01/19.......       288       294    /(b)/
                   Qwest Communications
                    International Inc.
                   8.00%           10/01/15.......       350       360    /(b)/
                   RailAmerica, Inc.
                   9.25%           07/01/17.......       684       728


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                PRINCIPAL
                                                   AMOUNT       VALUE

                  Republic Services Inc.
                  5.25%           11/15/21.....  $    358   $     352    /(b)/
                  5.50%           09/15/19.....       243         247    /(b)/
                  Reynolds Group DL Escrow Inc.
                  7.75%           10/15/16.....       872         892    /(b)/
                  Roche Holdings Inc.
                  6.00%           03/01/19.....       320         352    /(b)/
                  Royal Bank of Scotland Group PLC
                  6.40%           10/21/19.....       232         231
                  RSHB Capital SA for OJSC Russian
                   Agricultural Bank
                  6.97%           09/21/16.....       100          98    /(i)/
                  Sabine Pass LNG LP
                  7.25%           11/30/13.....       270         245
                  7.50%           11/30/16.....       415         345
                  SBA Telecommunications Inc.
                  8.00%           08/15/16.....       150         157    /(b)/
                  8.25%           08/15/19.....       224         237    /(b)/
                  Security Benefit Life Insurance
                  8.75%           05/15/16.....       325          81    /(b)/
                  Simon Property Group LP (REIT)
                  6.75%           05/15/14.....       418         445
                  Southern California Edison Co.
                  5.50%           08/15/18.....       541         578
                  Southern Copper Corp.
                  7.50%           07/27/35.....       100          99
                  Spirit Aerosystems Inc.
                  7.50%           10/01/17.....       350         345    /(b)/
                  Talecris Biotherapeutics
                   Holdings Corp.
                  7.75%           11/15/16.....        50          51    /(b)/
                  Talisman Energy Inc.
                  7.75%           06/01/19.....       386         453
                  Target Corp.
                  7.00%           01/15/38.....       278         324
                  Teachers Insurance & Annuity
                   Association of America
                  6.85%           12/16/39.....       431         446    /(b)/
                  Teck Resources Ltd.
                  10.75%          05/15/19.....       526         629
                  Telecom Italia Capital S.A.
                  6.20%           07/18/11.....       506         536
                  7.18%           06/18/19.....       488         544

                                                 PRINCIPAL
                                                    AMOUNT       VALUE

                   Telefonica Emisiones SAU
                   5.86%           02/04/13.....  $    450   $     486
                   Tesoro Corp. (Series B)
                   6.63%           11/01/15.....       894         849
                   The Allstate Corp.
                   7.45%           05/16/19.....       256         297
                   The Bear Stearns Companies LLC
                   6.95%           08/10/12.....       611         683 /(h)/
                   The Dow Chemical Co.
                   5.90%           02/15/15.....       486         522
                   8.55%           05/15/19.....       174         208
                   The Goldman Sachs Group, Inc.
                   5.25%           10/15/13.....       129         137
                   6.00%           05/01/14.....       626         685
                   6.60%           01/15/12.....       104         113
                   7.50%           02/15/19.....       270         315
                   The Kroger Co.
                   6.15%           01/15/20.....       612         655
                   The Potomac Edison Co.
                   5.35%           11/15/14.....       245         257 /(h)/
                   The Procter & Gamble Co.
                   5.50%           02/01/34.....       163         167
                   The Royal Bank of Scotland PLC
                   4.88%           08/25/14.....       300         304 /(b)/
                   The Toledo Edison Company
                   7.25%           05/01/20.....       166         189
                   The Travelers Companies, Inc.
                   5.80%           05/15/18.....       308         328
                   The Williams Companies, Inc.
                   7.88%           09/01/21.....       538         617
                   Thermo Fisher Scientific, Inc.
                   3.25%           11/18/14.....       358         351 /(b)/
                   Thomson Reuters Corp.
                   5.95%           07/15/13.....       459         502
                   Time Warner Cable Inc.
                   6.75%           07/01/18.....       372         409
                   7.50%           04/01/14.....       806         929
                   8.75%           02/14/19.....       496         605
                   Time Warner Inc.
                   5.88%           11/15/16.....       454         490
                   TNK-BP Finance S.A.
                   6.13%           03/20/12.....       200         205


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                    PRINCIPAL
                                                       AMOUNT       VALUE

                   Transocean Inc.
                   6.00%            03/15/18.......  $    305   $     325
                   UBS Luxembourg S.A. for OJSC
                    Vimpel Communications
                   8.00%            02/11/10.......       400         402
                   Union Electric Co.
                   6.70%            02/01/19.......       370         408
                   United Technologies Corp.
                   6.13%            07/15/38.......       154         167
                   UPC Germany GmbH
                   8.13%            12/01/17.......       400         405    /(b)/
                   USB Capital XIII Trust
                   6.63%            12/15/39.......       359         365
                   Vale Overseas Ltd.
                   6.88%            11/10/39.......        78          79
                   Valero Energy Corp.
                   6.63%            06/15/37.......       468         439
                   Vedanta Resources PLC
                   6.63%            02/22/10.......       150         150
                   9.50%            07/18/18.......       100         102    /(b)/
                   Verizon Communications Inc.
                   5.25%            04/15/13.......        24          26
                   6.35%            04/01/19.......       206         227
                   6.40%            02/15/38.......       200         209
                   6.90%            04/15/38.......       302         335
                   8.75%            11/01/18.......       448         560
                   Verizon Global Funding Corp.
                   7.25%            12/01/10.......       517         546
                   Verizon Wireless Capital LLC
                   5.55%            02/01/14.......       738         801
                   7.38%            11/15/13.......       851         978
                   VIP Finance Ireland Ltd. for OJSC
                    Vimpel Communications
                    (Class A)
                   8.38%            04/30/13.......       200         212    /(b)/
                   Virgin Media Finance PLC
                   8.38%            10/15/19.......       400         412
                   9.50%            08/15/16.......       200         215
                   Voto-Votorantim Overseas
                    Trading Operations N.V.
                   6.63%            09/25/19.......       100         100    /(b)/
                   VTB Capital SA for Vneshtorgbank
                   6.32%            02/04/15.......       200         198    /(i)/

                                             PRINCIPAL
                                                AMOUNT       VALUE

                 Walgreen Co.
                 5.25%          01/15/19....  $    485   $     515
                 WEA Finance LLC
                 6.75%          09/02/19....       348         374    /(b)/
                 7.50%          06/02/14....       524         590    /(b)/
                 Westpac Banking Corp.
                 4.88%          11/19/19....       716         707
                 Windstream Corp.
                 7.88%          11/01/17....       728         719    /(b)/
                 Woodside Finance Ltd.
                 4.50%          11/10/14....       694         700    /(b)/
                 Wyeth
                 5.50%          03/15/13....       660         718
                 XL Capital Ltd.
                 5.25%          09/15/14....       785         769
                 Xstrata Finance Canada Ltd.
                 5.80%          11/15/16....       345         354    /(b)/
                 XTO Energy Inc.
                 6.38%          06/15/38....       241         271
                 6.50%          12/15/18....       132         151
                                                           118,127

                 NON-AGENCY COLLATERALIZED MORTGAGE
                 OBLIGATIONS -- 6.7%

                 Banc of America Commercial
                  Mortgage Inc. (Class A)
                 5.49%          02/10/51....       188         158
                 5.66%          06/10/49....       830         694
                 Banc of America Commercial
                  Mortgage Inc. (Class C)
                 5.70%          04/10/49....       300          65    /(h,i,q)/
                 Banc of America Funding Corp.
                 5.37%          02/20/36....       296          10    /(h,i,q)/
                 5.60%          03/20/36....       260          14    /(h,i,q)/
                 Banc of America Mortgage
                  Securities Inc. (Class B)
                 5.16%          01/25/36....       271          23    /(h,i,q)/
                 5.51%          02/25/36....       207          39    /(h,i,q)/
                 Bear Stearns Commercial
                  Mortgage Securities
                 5.24%          12/11/38....       300         245
                 5.33%          02/11/44....       480         414
                 5.41%          03/11/39....       222         225    /(h,i)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              PRINCIPAL
                                                 AMOUNT       VALUE

               5.46%          03/11/39.......  $    300   $     183    /(i)/
               5.48%          10/12/41.......       758         767    /(h)/
               5.61%          06/11/50.......       490         497
               5.69%          06/11/50.......       670         587    /(i)/
               5.72%          06/11/40.......       340         170    /(i)/
               6.21%          11/11/17.......       410         201    /(i)/
               Bear Stearns Commercial
                Mortgage Securities (Class A)
               5.46%          04/12/38.......       382         388    /(i)/
               5.54%          10/12/41.......       680         676
               5.92%          06/11/50.......       310         224    /(h,i)/
               Bear Stearns Commercial
                Mortgage Securities (Class D)
               5.99%          09/11/42.......       100          19    /(b,h,i,q)/
               Citigroup Commercial
                Mortgage Trust
               5.70%          12/10/49.......       745         537    /(i)/
               Citigroup Commercial Mortgage
                Trust (Class A)
               5.62%          10/15/48.......       830         791
               Countrywide Alternative Loan
                Trust (Class B)
               6.00%**        08/25/36.......        27          --    /(h,q)/
               Countrywide Asset-Backed
                Certificates
               0.51%          11/25/35.......       180         161    /(i)/
               Countrywide Commercial
                Mortgage Trust
               5.46%          07/12/46.......       860         660
               Credit Suisse Mortgage
                Capital Certificates
               5.47%          09/15/39.......       689         590    /(h)/
               Credit Suisse Mortgage Capital
                Certificates (Class C)
               5.65%          02/25/36.......       143          10    /(h,i,q)/
               CS First Boston Mortgage
                Securities Corp.
               0.65%          07/15/37.......     5,324          76    /(b,h,i,q)/
               1.40%          03/15/35.......     9,060          21    /(b,h,i,q)/
               5.34%          10/25/35.......       247          20    /(h,i,q)/
               Greenwich Capital Commercial
                Funding Corp.
               5.44%          03/10/39.......       490         433
               5.60%          12/10/49.......       430         426

                                                    PRINCIPAL
                                                       AMOUNT       VALUE

                GS Mortgage Securities Corp II
                5.56%              11/10/39........  $    510   $     447
                Impac CMB Trust
                0.49%              04/25/35........       488         270    /(h,i)/
                Impac CMB Trust (Class 1)
                0.59%              10/25/34........       421         303    /(i)/
                Indymac INDA Mortgage
                 Loan Trust
                5.22%              01/25/36........        99           1    /(h,i,q)/
                Indymac INDA Mortgage Loan
                 Trust (Class B)
                5.22%              01/25/36........       143           8    /(h,i,q)/
                Interstar Millennium Trust (Class A)
                0.65%              03/14/36........        38          32    /(i)/
                JP Morgan Chase Commercial
                 Mortgage Securities Corp.
                5.34%              08/12/37........       530         523    /(i)/
                5.50%              06/12/47........       170          76    /(i)/
                5.79%              02/12/51........       690         602    /(i)/
                5.87%              04/15/45........       350         337    /(i)/
                6.07%              02/12/51........       880         692
                6.20%              02/12/51........       155          27    /(b,i,q)/
                JP Morgan Chase Commercial
                 Mortgage Securities Corp.
                 (Class A)
                5.90%              02/12/51........       660         478    /(i)/
                LB-UBS Commercial
                 Mortgage Trust
                0.67%              09/15/39........    18,318         371    /(h,i,q)/
                0.72%              01/18/12........     6,990          79    /(h,i,q)/
                1.00%              01/15/36........     2,912         131    /(b,d,h,q)/
                4.95%              09/15/30........       310         300
                5.87%              09/15/45........       830         728    /(i)/
                6.15%              04/15/41........       160          94
                LB-UBS Commercial Mortgage
                 Trust (Class B)
                6.65%              07/14/16........       103         106    /(b,h,q)/
                LB-UBS Commercial
                 Mortgage Trust (Class F)
                6.24%              07/15/40........       280          47    /(i,q)/
                LB-UBS Commercial
                 Mortgage Trust (Class X)
                0.50%              12/15/39........     5,790          67    /(b,h,i,q)/


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                                 PRINCIPAL
                                                    AMOUNT       VALUE

               MASTR Alternative Loans Trust
               5.00%              08/25/18......  $    230   $      23    /(g,h,q,r)/
               MLCC Mortgage Investors Inc.
               5.04%              02/25/36......       225           9    /(h,i,q)/
               Morgan Stanley Capital I
               0.77%              01/15/21......       664         159    /(b,i)/
               5.16%              10/12/52......       450         441    /(i)/
               5.28%              12/15/43......       296         300    /(h)/
               5.33%              12/15/43......       296         275    /(h)/
               5.36%              11/12/41......     1,286       1,059
               5.39%              11/12/41......       848         476    /(h,i)/
               5.69%              04/15/49......     1,125         948    /(h,i)/
               5.71%              07/12/44......       350         350    /(h)/
               Morgan Stanley Capital I (Class A)
               1.00%              03/12/44......       840         810    /(i)/
               MortgageIT Trust (Class A)
               0.53%              08/25/35......     2,117       1,287    /(i)/
               National RMBS Trust
               0.36%              03/20/34......        78          74    /(i)/
               Puma Finance Ltd. (Class A)
               0.66%              10/11/34......        78          75    /(i)/
               Residential Accredit Loans Inc.
               6.00%              01/25/36......       215           5    /(h,q)/
               Residential Funding
                Mortgage Securities I
               5.75%              01/25/36......       248          19    /(h,q)/
               Structured Asset Securities Corp.
                (Class X)
               2.17%**            02/25/28......       370          --    /(i,q)/
               Wachovia Bank Commercial
                Mortgage Trust
               5.25%              12/15/43......       670         647
               Wachovia Bank Commercial
                Mortgage Trust (Class A)
               5.99%              06/15/45......       170         102    /(i)/
               WaMu Mortgage Pass
                Through Certificates
               0.56%              01/25/45......       386         223    /(h,i)/
               0.57%              01/25/45......       190         117    /(i)/
               Wells Fargo Mortgage Backed
                Securities Trust
               5.39%              08/25/35......       622          33    /(h,i,q)/
               5.50%              01/25/36......       363          44    /(h,q)/

                                          PRINCIPAL
                                             AMOUNT       VALUE

            Wells Fargo Mortgage Backed
             Securities Trust (Class B)
            5.50%    03/25/36............  $    481   $      99    /(h,q)/
                                                         22,618

            SOVEREIGN BONDS -- 1.8%

            Democratic Socialist
             Republic of Sri Lanka
            7.40%    01/22/15............       100         104    /(b)/
            8.25%    10/24/12............       100         105
            Government of Argentina
            2.50%    12/31/38............        76          26
            Government of Belize
            4.25%    02/20/29............        76          42    /(j)/
            Government of Brazil
            5.63%    01/07/41............       100          94
            8.00%    01/15/18............       284         324    /(h)/
            Government of Colombia
            6.13%    01/18/41............       300         278
            Government of Colombia
            7.38%    03/18/19 - 09/18/37.       200         222
            Government of Croatia
            6.75%    11/05/19............       200         215    /(b)/
            Government of Dominican
            9.50%    09/27/11............       284         295
            Government of Indonesia
            10.38%   05/04/14............       100         123    /(b)/
            11.63%   03/04/19............       200         287    /(b)/
            Government of Korea
            5.75%    04/16/14............       114         125
            Government of Lebanon
            4.00%    12/31/17............        65          60    /(a)/
            Government of Manitoba Canada
            4.90%    12/06/16............       315         333    /(h)/
            Government of Panama
            5.20%    01/30/20............       200         201
            6.70%    01/26/36............       290         306
            Government of Peruvian
            6.55%    03/14/37............       466         485
            7.35%    07/21/25............       100         115
            Government of Philippines
            6.50%    01/20/20............       100         108


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN INCOME FUND                  (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                              PRINCIPAL
                                                 AMOUNT       VALUE

                  Government of Poland
                  6.38%          07/15/19....  $    112   $     122
                  Government of Qatar
                  5.25%          01/20/20....       300         302    /(b)/
                  Government of Quebec Canada
                  7.50%          09/15/29....       460         579
                  Government of Uruguay
                  6.88%          09/28/25....       111         117
                  Government of Venezuela
                  5.38%          08/07/10....       490         478
                  10.75%         09/19/13....       185         163
                  Korea Expressway Corp.
                  4.50%          03/23/15....       200         204    /(b)/
                  Republic of Ghana
                  8.50%          10/04/17....       100         102    /(b)/
                  Republic of Lithuania
                  6.75%          01/15/15....       200         204    /(b)/
                  Republic of the Philippines
                  6.38%          10/23/34....       100          98
                                                              6,217

                  MUNICIPAL BONDS AND NOTES -- 0.4%

                  American Municipal
                   Power-Ohio Inc.
                  6.05%          02/15/43....       277         259
                  Dallas Area Rapid Transit
                  6.00%          12/01/44....       215         220
                  New Jersey State Turnpike
                   Authority
                  7.41%          01/01/40....       560         627
                  New Jersey Transportation
                   Trust Fund Authority
                  6.88%          12/15/39....       165         169
                                                              1,275

                  TOTAL BONDS AND NOTES
                   (COST $320,186)...........               315,267
                  -----------------------------------------------------------
                  OTHER INVESTMENTS -- 0.3%
                  -----------------------------------------------------------

                  GEI Investment Fund
                   (COST $1,370).............                 1,041    /(k)/

                  TOTAL INVESTMENTS IN SECURITIES
                   (COST $321,556)                          316,308

                                                     PRINCIPAL
                                                        AMOUNT         VALUE
                      SHORT-TERM INVESTMENTS -- 11.1%
                      -----------------------------------------------------------------
                      GE Money Market Fund Institutional Class
                      0.01%.........................              $  37,406    /(d,p)/
                        (COST $37,406)

                      TOTAL INVESTMENTS
                       (COST $358,962)..............                353,714

                      LIABILITIES IN EXCESS OF OTHER
                       ASSETS, NET -- (4.5)%........                (15,233)
                                                                    ---------

                      NET ASSETS -- 100.0%..........              $ 338,481
                                                                    =========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun Income Fund had the following long futures contracts open at December 31, 2009;

                                 NUMBER   CURRENT
                    EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION           DATE      CONTRACTS  VALUE   DEPRECIATION
---------------------------------------------------------------

2 Yr. U.S.Treasury
 Notes Futures      March 2010     63     $13,625     $(20)

5 Yr. U.S.Treasury
 Notes Futures      March 2010     26       2,974      (49)

The Elfun Income Fund had the following short futures contracts open at December 31, 2009;

                                  NUMBER   CURRENT
                     EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION            DATE      CONTRACTS  VALUE   APPRECIATION
----------------------------------------------------------------

10 Yr. U.S.Treasury
 Notes Futures       March 2010     113    (13,046)      347
                                                        ----
                                                        $278
                                                        ====


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

                                    [GRAPHIC]



[PHOTO]



Michael E. Martini

The Elfun Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini (pictured to the left) and Adam Ackermann. The team is led by Mr. Martini, who is vested with oversight authority. See portfolio managers' biographical information beginning on page 109.

Q.HOW DID THE ELFUN MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2009?

A.For the twelve-month period ended December 31, 2009, the Elfun Money Market
  Fund returned 0.42%. The 90-day Treasury Bill, the Fund's benchmark, returned 0.15% and the Fund's Morningstar peer group of 993 U.S. Money Market Taxable funds returned an average of 0.18% for the same period.

Q.DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD
  ENDING DECEMBER 31, 2009.

A.Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise ending the year at 10%. The U.S. lost over 4 million jobs in 2009 (reported by the Bureau of Labor Statistics). Government support programs targeting the auto (Cash for Clunkers) and housing (first-time homebuyer tax credits) industries created demand which boosted second half growth.
  Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0-0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In the statement from its final meeting in December, the Federal Open Market Committee (FOMC) repeated that "economic conditions...are likely to warrant exceptionally low levels of the federal funds rate for an extended period." Quantitative easing measures including the purchase of $1.25 trillion of agency mortgage-back securities (MBS) and $175 billion of agency debt are scheduled to wind down early in 2010 along with many of the special liquidity facilities given the improvement in the financial markets.

  The improving fundamental backdrop created a performance environment in which non-government related issues (corporate, commercial MBS, asset-backed) outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009 producing negative total returns for U.S. treasuries. The U.S. treasury 2-year and 10-year note yield ended the year at 1.14% and 3.84% respectively, up 38 basis points (bps) and 163 bps. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market

                                    [GRAPHIC]



  returned over 58% compared to high grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7% respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.Managing the average maturity of the Fund had a large impact on Fund performance. With short-term interest rates hovering close to zero throughout the year, we maintained a longer average Fund maturity to capture more yield. As the short-term credit markets normalized during the year, we took advantage of high quality commercial paper and LIBOR based floating rate notes at attractive yields.

                                    [GRAPHIC]



                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2009 - DECEMBER 31, 2009

    -----------------------------------------------------------------------
                            ACCOUNT VALUE AT ACCOUNT VALUE     EXPENSES
                            THE BEGINNING OF AT THE END OF    PAID DURING
                             THE PERIOD ($)  THE PERIOD ($) THE PERIOD ($)*
    -----------------------------------------------------------------------

    Actual Fund Return**        1,000.00        1,001.00         1.21
    -----------------------------------------------------------------------

    Hypothetical 5% Return
     (2.5% for the period)      1,000.00        1,023.72         1.22
    -----------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.24% (for the period between July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

**Actual Fund Return for the six-month period ended December 31, 2009 was:
  0.10%.

                                    [GRAPHIC]



                    CHANGE IN VALUE OF A $10,000 INVESTMENT


                                    [CHART]

        Elfun Money         90 Day
        Market Fund         T-Bill
        -----------         ------
'99      $10,000.00      $10,000.00
'00       10,640.36       10,600.53
'01       11,083.39       10,967.53
'02       11,295.89       11,146.37
'03       11,410.35       11,260.84
'04       11,541.78       11,418.22
'05       11,888.30       11,785.52
'06       12,474.48       12,355.03
'07       13,128.13       12,906.54
'08       13,465.66       13,085.56
'09       13,522.49       13,105.02

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                        FIVE  TEN
               ONE YEAR YEAR  YEAR
-----------------------------------

Elfun Money
 Market Fund    0.42%   3.22% 3.06%

90 Day T-Bill   0.15%   2.79% 2.74%

                                    [GRAPHIC]


                      MORNINGSTAR PERFORMANCE COMPARISON
                      US Money Market Taxable Peer Group

          Based on average annual returns for periods ended 12/31/09

                                                   ONE   FIVE  TEN
                                                   YEAR  YEAR  YEAR

           Fund's Rank in peer group..............  114    90   116

           Number of funds in peer group..........  994   828   628

           Peer group average annual total return. 0.18% 2.75% 2.56%

           Morningstar Category in peer group: Money Market Taxable


                        FUND YIELD AT DECEMBER 31, 2009
--------------------------------------------------------------------------------

                       MONEY FUND
                 FUND    REPORT
---------------------------------
7-day current    0.09%   0.07%
---------------------------------
7-day effective  0.09%   0.07%
---------------------------------

                              INVESTMENT PROFILE

 A Mutual Fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital by investing primarily in short-term, U.S. dollar denominated money market instruments.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2009.

* IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET
FUNDS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ELFUN MONEY MARKET FUND            (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                            ELFUN MONEY MARKET FUND

Portfolio Composition as a % of the Market Value of $244,630 as of December 31, 2009.

                                    [CHART]

Commercial Paper            32.4%
Certificates of Deposit     25.5%
Corporate Notes             18.5%
Agency                      11.3%
Repurchase Agreements        8.6%
Time Deposit                 3.7%

                                               PRINCIPAL   AMORTIZED
                                                  AMOUNT        COST
                   SHORT-TERM INVESTMENTS -- 100.0%+
                   -----------------------------------------------------------

                   AGENCY -- 11.3%

                   Fannie Mae
                   0.22%          02/12/10....  $  3,180   $   3,187    /(d)/
                   Federal Home Loan Bank
                   2.75%          03/12/10....     2,900       2,914
                   FNMA Discount
                   0.07%          02/01/10....     2,500       2,500    /(d)/
                   0.09%          01/20/10....     7,910       7,910    /(d)/
                   Freddie Mac
                   0.14%          02/04/10....     9,830       9,830    /(d)/
                   4.88%          02/09/10....     1,310       1,351
                                                              27,692

                   COMMERCIAL PAPER -- 32.3%

                   Allied Irish Banks NA
                   0.53%          03/03/10....     8,500       8,492    /(d)/
                   Australia & NZ Banking Group
                   0.21%          01/07/10....     2,600       2,600    /(d)/
                   Bank of America Corp.
                   0.15%          01/08/10....     6,200       6,200    /(d)/

                                            PRINCIPAL    AMORTIZED
                                               AMOUNT         COST

                CBA Delaware Finance Inc.
                0.28%          06/10/10.... $   8,550    $   8,539 /(d)/
                Danske Corp.
                0.19%          03/15/10....     5,200        5,198 /(b,d)/
                0.48%          01/19/10....     4,630        4,629 /(d)/
                Eksportfinans ASA
                0.08%          01/04/10....     6,310        6,310 /(d)/
                Her Majesty Rgt Canada
                0.30%          01/21/10....     2,050        2,050 /(d)/
                HSBC USA Inc.
                0.10%          01/04/10....     2,080        2,080 /(d)/
                0.24%          04/14/10....     5,900        5,896 /(d)/
                IBRD Discount Note
                0.15%          02/26/10....     4,200        4,199 /(d)/
                Nordea North America
                0.23%          02/05/10....     5,100        5,099 /(d)/
                Societe Generale N Amer
                0.29%          05/17/10....     3,950        3,946 /(d)/
                0.34%          02/02/10....     5,550        5,548 /(d)/
                Toronto Dominion Holding USA
                0.50%          02/08/10....     2,690        2,688 /(b,d)/
                Toyota Motor Credit
                0.18%          02/03/10....     5,650        5,649 /(d)/
                                                            79,123

                REPURCHASE AGREEMENTS -- 8.6%

                Barclays
                 0.00% dated 12/31/09, to be repurchased
                 at $6,900 on 01/04/10 collateralized by
                 $7,038 U.S. Treasuries Agency Bonds,
                 1.38% maturing 05/15/12
                 01/04/10.................      6,900        6,900 /(d)/
                Deutsche Bank Gov Agcy Repo
                 0.01% dated 12/31/09, to be repurchased
                 at $10,400 on 01/04/10 collateralized by
                 $10,610 U.S. Government Agency Bonds,
                 4.25% maturing 06/10/11
                 01/04/10.................     10,400       10,400 /(d)/
                HSBC Gov Agcy Repo
                 0.01% dated 12/31/09, to be repurchased
                 at $3,800 on 01/04/10 collateralized by
                 $3,882 U.S. Government Agency Bonds,
                 8.75% maturing 08/15/20
                 01/04/10.................      3,800        3,800 /(d)/
                                                            21,100


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

ELFUN MONEY MARKET FUND            (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                               PRINCIPAL    AMORTIZED
                                                  AMOUNT         COST

                  CERTIFICATES OF DEPOSIT -- 25.6%

                  Australia & NZ Banking Group
                  0.35%        05/25/10....... $   5,000    $   5,000    /(d)/
                  Banco Bilbao Vizcaya
                   Argentaria NY
                  0.22%        02/17/10.......     3,550        3,550    /(d)/
                  Bank of Montreal Chicago
                  0.19%        02/22/10.......     4,950        4,950    /(d)/
                  Barclays Bank PLC NY
                  0.44%        05/03/10.......     6,150        6,150    /(d)/
                  0.70%        04/15/10.......     3,950        3,950    /(d)/
                  BNP Paribas NY
                  0.20%        03/01/10.......     4,700        4,700    /(d)/
                  0.31%        01/14/10.......     3,900        3,900    /(d)/
                  Calyon New York
                  0.60%        01/05/10.......     7,220        7,220    /(d)/
                  Deutsche Bank Ag NY
                  0.50%        01/06/10.......     4,670        4,670    /(d)/
                  National Australia Bank NY
                  0.18%        02/23/10.......     4,300        4,300    /(d)/
                  Svenska Handelsbanken NY
                  0.22%        02/11/10.......     7,450        7,450    /(d)/
                  Toronto-Dominion Bank NY
                  0.33%        05/17/10.......     3,750        3,750    /(d)/
                  Westpac Banking Corp NY
                  0.30%        10/06/10.......     2,900        2,900    /(d)/
                                                               62,490

                  CORPORATE NOTES -- 18.5%

                  Abbey National
                   Treasury Services
                  0.66%        02/25/10.......     6,840        6,840    /(d)/
                  Bank of Nova Scotia Houston
                  0.23%        12/17/10.......     4,000        4,000    /(d)/
                  0.43%        01/15/10.......     5,610        5,610    /(d)/
                  Calyon NY
                  0.28%        02/26/10.......     1,180        1,180    /(d)/
                  Credit Agricole (London)
                  0.30%        05/28/10.......       660          659    /(b,d)/
                  European Investment Bank
                  5.00%        02/08/10.......       640          643

                                               PRINCIPAL    AMORTIZED
                                                  AMOUNT         COST

                   Freddie Mac
                   2.38%         05/28/10..... $   6,400    $   6,455
                   KFW
                   0.33%         01/21/10.....     3,100        3,101 /(d)/
                   Procter & Gamble
                    International Fn
                   0.29%         05/07/10.....     1,570        1,570 /(d)/
                   Rabobank Nederland NY
                   0.26%         07/23/10.....     2,950        2,950 /(d)/
                   0.38%         04/26/10.....     1,870        1,870 /(d)/
                   Royal Bank of Canada NY
                   0.36%         01/26/10.....    10,260       10,260 /(d)/
                                                               45,138

                   TIME DEPOSIT -- 3.7%

                   Bank of Ireland
                   0.10%         01/04/10.....     8,930        8,930 /(d)/
                   State Street Corp.
                   0.01%         01/04/10.....       157          157 /(d)/
                                                                9,087

                   TOTAL SHORT-TERM INVESTMENTS
                    (COST $244,630)                           244,630

                   LIABILITIES IN EXCESS OF OTHER
                    ASSETS, NET -- (0.0)%*                       (66)
                                                            ---------

                   NET ASSETS -- 100.0%.......              $ 244,564
                                                            =========


-------
See Notes to Schedules of Investments on page 77 and Notes to Financial Statements.

                                    [GRAPHIC]


(dollars in thousands) -- December 31, 2009

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $5,810; $1,480; $34,345 and $8,545 or 2.63%, 0.08%, 10.15% and 3.49% of the
   net assets of the Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)Coupon amount represents effective yield.

(e)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i)Variable or floating rate security. The stated rate represents the rate at December 31, 2009.

(j)Step coupon bond. Security becomes interest bearing at a future date.

(k)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(l)Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m)Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n)The security is insured by AMBAC, MBIA, FSA or FGIC. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of December 31, 2009 (as a percentage of net assets) as follows:

                                  AMBAC 9.14%
                                  FSA   9.02%

(o)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds-GE Money Market Fund.

(q)Illiquid Securities. At December 31, 2009, these securities amounted to $1,658 and $188 or 0.49% and 0.09% of net assets for the Elfun Income and Elfun Diversified Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(r)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

                                    [GRAPHIC]


(dollars in thousands) -- December 31, 2009


+ Percentages are based on net assets as of December 31, 2009.
* Less than 0.1%
**Amount is less than $500

ABBREVIATIONS:

              ADR     --  American Depositary Receipt
              AMBAC   --  AMBAC Indemnity Corporation
              FGIC    --  Financial Guaranty Insurance
                          Corporation
              FSA     --  Financial Security Assurance
              GDR     --  Global Depositary Receipt
              MBIA    --  Municipal Bond Investors Assurance
                          Corporation
              Regd    --  Registered
              REIT    --  Real Estate Investment Trust
              REMIC   --  Real Estate Mortgage Investment
                          Conduit
              SPDR    --  Standard & Poor's Depository Receipts
              STRIPS  --  Separate Trading of Registered Interest
                          and Principal of Security
              TBA     --  To be announced

                                    [GRAPHIC]



Selected data based on a unit outstanding during the years indicated

ELFUN INTERNATIONAL EQUITY FUND                             2009             2008        2007        2006        2005
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --               --          --      1/1/88
Net asset value, beginning of year.............     $14.65           $28.32           $25.69      $21.82      $18.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income........................       0.43             0.77             0.63        0.51        0.42
  Net realized and unrealized
    gains (losses) on investments..............       3.63           (13.26)            5.45        5.16        3.24
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS.       4.06           (12.49)            6.08        5.67        3.66
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       0.44             0.74             0.61        0.52        0.41
  Net realized gains...........................       0.03             0.44             2.84        1.28          --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............................       0.47             1.18             3.45        1.80        0.41
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $18.24           $14.65           $28.32      $25.69      $21.82
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.............................      27.69%         (44.15)%           23.78%      26.03%      19.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).......   $301,332         $248,781         $483,850    $385,518    $287,527
  Ratios to average net assets:
    Net investment income......................       2.66%            3.10%            2.23%       2.11%       2.16%
    Net expenses...............................       0.27%/(c)/       0.44%/(c)/       0.20%       0.18%       0.23%
    Gross expenses.............................       0.28%            0.45%            0.20%       0.18%       0.23%
  Portfolio turnover rate......................         45%              41%              31%         30%         42%
---------------------------------------------------------------------------------------------------------------------
ELFUN TRUSTS                                                2009             2008        2007        2006        2005
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --               --          --     5/27/35
Net asset value, beginning of year.............     $30.23           $48.73           $51.58      $50.74      $55.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income........................       0.35             0.49             0.61        0.69        0.62
  Net realized and unrealized
    gains (losses) on investments..............       9.83           (17.35)            2.01        5.97       (0.14)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS.      10.18           (16.86)            2.62        6.66        0.48
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       0.37             0.49             0.61        0.70        0.64
  Return of Capital............................       0.03             0.02               --          --          --
  Net realized gains...........................       1.51             1.13             4.86        5.12        4.23
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............................       1.91             1.64             5.47        5.82        4.87
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $38.50           $30.23           $48.73      $51.58      $50.74
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.............................      33.62%         (34.53)%            5.05%      13.10%       0.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)....... $1,639,896       $1,314,686       $2,199,017  $2,302,024  $2,273,709
  Ratios to average net assets:
    Net investment income......................       1.05%            1.10%            1.10%       1.29%       1.12%
    Net expenses...............................       0.23%/(c)/       0.21%/(c)/       0.12%       0.13%       0.11%
    Gross expenses.............................       0.24%            0.22%            0.12%       0.13%       0.11%
  Portfolio turnover rate......................          8%              20%              12%         14%         13%

-------
See Notes to Financial Highlights and Notes to Financial Statements.

                                    [GRAPHIC]



Selected data based on a unit outstanding during the years indicated

ELFUN DIVERSIFIED FUND                                      2009             2008             2007        2006        2005
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --               --               --      1/1/88
Net asset value, beginning of year.............     $13.41           $19.80           $20.15           $18.74      $19.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income........................       0.29             0.42             0.50             0.50        0.44
  Net realized and unrealized
    gains (losses) on investments..............       2.68           (6.41)             1.26             2.24        0.35
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS.       2.97           (5.99)             1.76             2.74        0.79
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       0.30             0.40             0.49             0.50        0.44
  Net realized gains...........................       0.00*              --             1.62             0.83        1.04
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............................       0.30             0.40             2.11             1.33        1.48
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $16.08           $13.41           $19.80           $20.15      $18.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.............................      22.13%         (30.23)%            8.74%/(B)/      14.60%       4.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).......   $220,654         $191,347         $292,224         $283,069    $259,930
  Ratios to average net assets:
    Net investment income......................       1.98%            2.35%            2.31%            2.45%       2.21%
    Net expenses...............................       0.43%/(c)/       0.31%/(c)/       0.20%            0.20%       0.22%
    Gross expenses.............................       0.47%            0.33%            0.20%            0.20%       0.22%
  Portfolio turnover rate......................        142%             180%             171%             119%        118%
--------------------------------------------------------------------------------------------------------------------------
ELFUN TAX-EXEMPT INCOME FUND                                2009             2008             2007        2006        2005
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --               --               --      1/1/80
Net asset value, beginning of year.............     $10.73           $11.54           $11.74           $11.75      $11.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income........................       0.53             0.53             0.54             0.54        0.54
  Net realized and unrealized
    gains (losses) on investments..............       0.91           (0.81)           (0.20)             0.01      (0.12)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS........       1.44           (0.28)             0.34             0.55        0.42
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       0.53             0.53             0.54             0.54        0.54
  Net realized gains...........................         --               --             0.00*            0.02        0.04
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............................       0.53             0.53             0.54             0.56        0.58
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $11.64           $10.73           $11.54           $11.74      $11.75
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/.............................      13.64%          (2.51)%            2.96%            4.83%       3.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)....... $1,776,803       $1,623,597       $1,757,490       $1,771,290  $1,741,535
  Ratios to average net assets:
    Net investment income......................       4.66%            4.72%            4.63%            4.64%       4.56%
    Net expenses...............................       0.18%            0.12%            0.12%            0.12%       0.13%
    Gross expenses.............................       0.18%            0.12%            0.12%            0.12%       0.13%
  Portfolio turnover rate......................         33%              37%              39%              36%         32%

-------
See Notes to Financial Highlights and Notes to Financial Statements.

                                    [GRAPHIC]



Selected data based on a unit outstanding during the years indicated

ELFUN INCOME FUND                                    2009           2008      2007      2006      2005
------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --             --             --        --  12/31/84
Net asset value, beginning of year........   $10.35         $11.09         $11.05    $11.14    $11.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income...................     0.43           0.52           0.61      0.59      0.54
  Net realized and unrealized
    gains (losses) on investments.........     0.38         (0.74)           0.05    (0.09)    (0.25)
------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS...     0.80         (0.22)           0.66      0.50      0.29
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................     0.43           0.52           0.62      0.59      0.53
  Net realized gains......................       --             --           0.00*       --      0.04
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.......................     0.43           0.52           0.62      0.59      0.57
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............   $10.73         $10.35         $11.09    $11.05    $11.14
------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/........................     8.04%        (2.01)%          6.16%     4.69%     2.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).. $338,481       $328,913       $363,695  $363,142  $385,076
  Ratios to average net assets:
    Net investment income.................     4.15%          4.88%          5.58%     5.41%     4.74%
    Net expenses..........................     0.24%/(c)/     0.16%/(c)/     0.20%     0.19%     0.21%
    Gross expenses........................     0.27%          0.20%          0.20%     0.19%     0.21%
  Portfolio turnover rate.................      320%           451%           432%      328%      317%
------------------------------------------------------------------------------------------------------
ELFUN MONEY MARKET FUND                              2009           2008      2007      2006      2005
------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --             --             --        --   6/13/90
Net asset value, beginning of year........    $1.00          $1.00          $1.00     $1.00     $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     0.00*          0.03           0.05      0.05      0.03
------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS...     0.00           0.03           0.05      0.05      0.03
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................     0.00*          0.03           0.05      0.05      0.03
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.......................     0.00           0.03           0.05      0.05      0.03
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............    $1.00          $1.00          $1.00     $1.00     $1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN /(A)/........................     0.42%          2.57%          5.24%     4.93%     3.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands).. $244,564       $285,389       $327,766  $306,582  $313,641
  Ratios to average net assets:
    Net investment income.................     0.43%          2.57%          5.12%     4.87%     3.06%
    Net expenses..........................     0.24%          0.19%          0.18%     0.18%     0.19%
    Gross expenses........................     0.24%          0.19%          0.18%     0.18%     0.19%

-------
NOTES TO FINANCIAL HIGHLIGHTS
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge.
(b)The total return includes .03% related to the purchase and sales of initial public offerings.
(c)Reflects GEAM's waiver of a portion of the Fund's management expenses in an amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds - GE Money Market Fund.
* Less than 0.005 per share.

-------
See Notes to Financial Statements.


 STATEMENTS OF ASSETS                                                       ELFUN
 AND LIABILITIES DECEMBER 31, 2009                                      INTERNATIONAL   ELFUN
 (AMOUNTS IN THOUSANDS)                                                  EQUITY FUND    TRUSTS

ASSETS
  Investments in securities, at market (cost $280,131; $1,343,555;
    $180,383; $1,691,366; $320,184 and $0 respectively)................   $298,066    $1,615,184
  Investments in affiliated securities, at market (at cost $131; $603;
    $271; $370; $1,370 and $0 respectively)............................        100           458
  Short-term Investments (at amortized cost)...........................         --            --
  Short-term affiliated investments (at amortized cost)................      2,143        24,213
  Foreign currency (cost $43; $0; $9; $0; $0; and $0, respectively)....         42            --
  Receivable for investments sold......................................         --            --
  Income receivables...................................................        499         1,344
  Receivable for fund shares sold......................................        261           444
  Variation margin receivable..........................................         --            --
  Receivable from GEAM.................................................         --            --
  Other assets.........................................................        399            --
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS.......................................................    301,510     1,641,643
-------------------------------------------------------------------------------------------------
LIABILITIES
  Distribution payable to unitholders..................................         --            --
  Payable for investments purchased....................................         --            --
  Payable for fund units redeemed......................................         77           606
  Payable to GEAM......................................................         28           886
  Accrued other expenses...............................................         67           255
  Variation margin payable.............................................          6            --
  Payable to custodian.................................................         --            --
-------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES..................................................        178         1,747
-------------------------------------------------------------------------------------------------
NET ASSETS.............................................................   $301,332    $1,639,896
-------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital paid in......................................................    326,264     1,368,706
  Undistributed (distribution in excess of) net investment income......        159            --
  Accumulated net realized gain (loss).................................    (43,021)         (294)
  Net unrealized appreciation/(depreciation) on:
    Investments........................................................     17,905       271,484
    Futures............................................................         11            --
    Foreign currency related transactions..............................         14            --
-------------------------------------------------------------------------------------------------
NET ASSETS.............................................................   $301,332    $1,639,896
-------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10; and $1,
  respectively; unlimited shares authorized)...........................     16,521        42,596
Net asset value, offering and redemption price per unit................     $18.24        $38.50

-------
See Notes to Financial Statements.


                 ELFUN         ELFUN                   ELFUN
               DIVERSIFIED  TAX-EXEMPT     ELFUN    MONEY MARKET
                  FUND      INCOME FUND INCOME FUND     FUND


                $184,341    $1,766,366   $315,267     $     --

                     206           281      1,041           --
                      --            --         --      244,630
                  35,925         7,806     37,406           --
                       9            --         --           --
                      --        12,262         --           --
                     604        25,143      2,908          168
                      35           118        327          416
                      11            --         28           --
                     502            --          9           --
                   1,527            --         66            2
               -------------------------------------------------
                 223,160     1,811,976    357,052      245,216
               -------------------------------------------------
                      --         2,162        386            4
                   1,878        31,808     18,172           --
                      61           147         13          415
                      --           618         --          233
                     344           438         --            0
                     202            --         --           --
                      21            --         --           --
               -------------------------------------------------
                   2,506        35,173     18,571          652
               -------------------------------------------------
                $220,654    $1,776,803   $338,481     $244,564
               -------------------------------------------------
                 236,935     1,713,681    361,379      244,765
                       2            --        732            1
                (20,552)       (11,789)   (18,662)        (202)
                   3,894        74,911     (5,246)          --
                     374            --        278           --
                       1            --         --           --
               -------------------------------------------------
                $220,654    $1,776,803   $338,481     $244,564
               -------------------------------------------------

                  13,724       152,662     31,533      244,778
                  $16.08        $11.64     $10.73        $1.00


 STATEMENTS OF OPERATIONS                                                ELFUN
 FOR THE YEAR ENDED DECEMBER 31 , 2009                               INTERNATIONAL  ELFUN
 (AMOUNTS IN THOUSANDS)                                               EQUITY FUND   TRUSTS

INVESTMENT INCOME
  INCOME:
    Dividends.......................................................   $  8,306    $ 17,701
    Interest........................................................         37         716
    Interest from affiliated investments............................         21         115
    Less: Foreign taxes withheld....................................       (810)         (2)
--------------------------------------------------------------------------------------------
  TOTAL INCOME......................................................      7,554      18,530
--------------------------------------------------------------------------------------------
  EXPENSES:
    Administration expenses.........................................        275       2,258
    Unitholder servicing agent expenses.............................         62         207
    Transfer agent expenses.........................................        185         604
    Custody and accounting expenses.................................        108          80
    Insurance expenses..............................................         30         143
    Professional fees...............................................         18          20
    Registration, filing, printing and miscellaneous expenses.......         36         118
--------------------------------------------------------------------------------------------
    TOTAL EXPENSES..................................................        714       3,430
    Less: Expenses Waived or borne by the advisor...................        (20)        (88)
--------------------------------------------------------------------------------------------
    Net expenses....................................................        694       3,342
--------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.............................................      6,860      15,188
--------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  REALIZED GAIN (LOSS) ON:
    Investments.....................................................    (38,591)     62,060
    Futures.........................................................         68          --
    Foreign currency related transactions...........................         90          --

  INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
    Investments.....................................................     96,371     347,531
    Futures.........................................................        (23)         --
    Foreign currency related transactions...........................         29          --
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments............     57,944     409,591
--------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 64,804    $424,779
--------------------------------------------------------------------------------------------

-------
See Notes to Financial Statements.


                   ELFUN       ELFUN                   ELFUN
                DIVERSIFIED TAX-EXEMPT     ELFUN    MONEY MARKET
                   FUND     INCOME FUND INCOME FUND     FUND

                 $  2,180    $     --     $    --      $   --
                    2,627      83,365      14,192       1,809
                      137           3         129          --
                     (120)         --          --          --
                ------------------------------------------------
                    4,824      83,368      14,321       1,809
                ------------------------------------------------
                      289       2,253         426         359
                       43          88          50          45
                      125         259         143         125
                      390         115         168          57
                       24         162          34          --
                       28          29          18          26
                       51         118          37          36
                ------------------------------------------------
                      950       3,024         876         648
                      (94)         --         (84)         --
                ------------------------------------------------
                      856       3,024         792         648
                ------------------------------------------------
                    3,968      80,344      13,529       1,161
                ------------------------------------------------

                  (22,118)     (5,590)     (9,116)          6
                    1,685          --         724          --
                      (35)         --          (2)         --

                   56,715     143,175      20,479          --
                      323          --        (131)         --
                        6          --          --          --
                ------------------------------------------------
                   36,576     137,585      11,954           6
                ------------------------------------------------
                 $ 40,544    $217,929     $25,483      $1,167
                ------------------------------------------------


 STATEMENTS OF CHANGES                                           ELFUN                  ELFUN
 IN NET ASSETS FOR THE YEAR ENDED                            INTERNATIONAL             TRUSTS
 DECEMBER 31, 2009 AND 2008 (AMOUNTS IN THOUSANDS)            EQUITY FUND               FUND

                                                            2009       2008       2009        2008
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income................................ $  6,860  $  12,205  $   15,188  $   20,413
    Net realized gain (loss) on investments, futures,
      written options, foreign currency related
      transactions and swaps.............................  (38,433)     6,023      62,060      45,849
    Net increase (decrease) in unrealized appreciation/
      (depreciation) on investments, futures and
      foreign currency related transactions..............   96,377   (231,564)    347,531    (795,454)
------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations..............   64,804   (213,336)    424,779    (729,192)
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO UNITHOLDERS FROM:
    Net investment income................................   (7,145)   (11,764)    (15,188)    (20,393)
    Net realized gains...................................     (430)    (7,022)    (62,071)    (47,329)
    Return of capital....................................       --         --      (1,246)       (831)
------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS....................................   (7,575)   (18,786)    (78,505)    (68,553)
------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations
    and distributions....................................   57,229   (232,122)    346,274    (797,745)
------------------------------------------------------------------------------------------------------
  UNIT TRANSACTIONS:
    Proceeds from sale of units..........................   12,009     40,614      26,015      34,480
    Value of distributions reinvested....................    6,647     16,479      59,748      51,476
    Cost of units redeemed...............................  (23,334)   (60,040)   (106,827)   (172,542)
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from unit transactions.........   (4,678)    (2,947)    (21,064)    (86,586)
------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                   52,551   (235,069)    325,210    (884,331)

NET ASSETS
  Beginning of year......................................  248,781    483,850   1,314,686   2,199,017
------------------------------------------------------------------------------------------------------
  END OF YEAR............................................ $301,332  $ 248,781  $1,639,896  $1,314,686
------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENT INCOME, END OF YEAR..................... $    159  $     352  $       --  $       --


 CHANGES IN FUND UNITS

Units sold by subscription...............................      755      1,672         775         837
Issued for distribution reinvested.......................      362      1,108       1,538       1,735

Units redeemed...........................................   (1,582)    (2,878)     (3,200)     (4,216)
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND UNITS....................     (465)       (98)       (887)     (1,644)
------------------------------------------------------------------------------------------------------

-------
See Notes to Financial Statements.


       ELFUN                  ELFUN                                      ELFUN
    DIVERSIFIED            TAX-EXEMPT               ELFUN            MONEY MARKET
        FUND               INCOME FUND           INCOME FUND             FUND

  2009       2008       2009        2008       2009      2008       2009       2008
--------------------------------------------------------------------------------------
$  3,968  $   5,897  $   80,344  $   81,973  $ 13,529  $ 17,104  $   1,161  $   8,081


 (20,468)       (68)     (5,590)     (5,111)   (8,394)   (3,844)         6       (208)


  57,044    (92,761)    143,175    (123,349)   20,348   (20,461)        --         --
--------------------------------------------------------------------------------------
  40,544    (86,932)    217,929     (46,487)   25,483    (7,201)     1,167      7,873
--------------------------------------------------------------------------------------
  (4,031)    (5,618)    (80,344)    (82,012)  (13,587)  (17,027)    (1,161)    (8,080)
      (3)        --          --          --        --        --         --         --
      --         --          --          --        --        --         --         --
--------------------------------------------------------------------------------------
  (4,034)    (5,618)    (80,344)    (82,012)  (13,587)  (17,027)    (1,161)    (8,080)
--------------------------------------------------------------------------------------

  36,510    (92,550)    137,585    (128,499)   11,896   (24,228)         6       (207)
--------------------------------------------------------------------------------------
   8,037     14,407      62,940     124,398    22,269    29,224     90,903    168,489
   3,480      4,807      55,172      56,912     9,605    11,873      1,019      7,122
 (18,720)   (27,541)   (102,491)   (186,704)  (34,202)  (51,651)  (132,753)  (217,781)
--------------------------------------------------------------------------------------
  (7,203)    (8,327)     15,621      (5,394)   (2,328)  (10,554)   (40,831)   (42,170)
--------------------------------------------------------------------------------------
  29,307   (100,877)    153,206    (133,893)    9,568   (34,782)   (40,825)   (42,377)

 191,347    292,224   1,623,597   1,757,490   328,913   363,695    285,389    327,766
--------------------------------------------------------------------------------------
$220,654  $ 191,347  $1,776,803  $1,623,597  $338,481  $328,913  $ 244,564  $ 285,389
--------------------------------------------------------------------------------------

$      2  $      74  $       --  $       --  $    732  $    793  $       1  $       1



     554        849       5,541      10,981     2,139     2,726     90,903    168,490
     215        342       4,841       5,102       920     1,110      1,019      7,122

  (1,316)    (1,681)     (9,028)    (17,077)   (3,298)   (4,863)  (132,753)  (217,781)
--------------------------------------------------------------------------------------
    (547)      (490)      1,354        (994)     (239)   (1,027)   (40,831)   (42,169)
--------------------------------------------------------------------------------------

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                                                              December 31, 2009

                                    [GRAPHIC]



1. ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated ("GEAM"), the Funds' investment adviser, is a wholly owned subsidiary of General Electric Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized costs.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would

88

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                                                              December 31, 2009

                                    [GRAPHIC]



be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date the financial statements were issued were evaluated in the preparation of Financial Statements.

FAIR VALUE MEASUREMENTS

The Funds adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1--Quoted prices for identical investments in active markets.

Level 2--Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3--Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

When available, the Funds use quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments

                                                              December 31, 2009

                                    [GRAPHIC]



are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds' financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the Funds' investments measured at fair value on a recurring basis at December 31, 2009:

    ELFUN INTERNATIONAL EQUITY FUND+
                                       LEVEL 1   LEVEL 2* LEVEL 3   TOTAL
    ------------------------------------------------------------------------
    Investments in Securities         $   24,360 $275,949 $   --  $  300,309
    Other Financial Instruments               11       --     --          11

    ELFUN TRUSTS+
                                       LEVEL 1   LEVEL 2* LEVEL 3   TOTAL
    ------------------------------------------------------------------------
    Investments in Securities         $1,639,397 $    458 $   --  $1,639,855

    ELFUN DIVERSIFIED FUND+
                                       LEVEL 1   LEVEL 2  LEVEL 3   TOTAL
    ------------------------------------------------------------------------
    Investments in Securities         $  120,222 $ 97,835 $2,415  $  220,472
    Other Financial Instruments              374       --     --         374

90

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                                                              December 31, 2009

                                    [GRAPHIC]




Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                      INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------
Balance at 12/31/08                                            $ 4,316
  Accrued discounts/premiums                                       (26)
  Realized gain (loss)                                            (395)
  Change in unrealized appreciation (depreciation)               1,796
  Net purchases (sales)                                         (3,208)
  Net transfers in and out of Level 3                              (68)
-------------------------------------------------------------------------------
Balance at 12/31/09                                            $ 2,415
-------------------------------------------------------------------------------
Change in Unrealized Gain/(Loss) relating to Level 3
  Securities Still held at December 31, 2009                   $    42

     ELFUN TAX-EXEMPT INCOME FUND+
                                     LEVEL 1  LEVEL 2   LEVEL 3   TOTAL
     ---------------------------------------------------------------------
     INVESTMENT IN SECURITIES
       Mutual Funds                  $    -- $    8,087 $    -- $    8,087
         Municipals                       --  1,766,366      --  1,766,366
     ---------------------------------------------------------------------
     TOTAL INVESTMENT IN SECURITIES  $    -- $1,774,453 $    -- $1,774,453
     ---------------------------------------------------------------------

     ELFUN INCOME FUND+
                                     LEVEL 1  LEVEL 2   LEVEL 3   TOTAL
     ---------------------------------------------------------------------
     Investments in Securities       $37,406 $  302,738 $13,570 $  353,714
     Other Financial Instruments         278         --      --        278

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value:

                                                      INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------
Balance at 12/31/08                                            $ 8,506
Accrued discounts/premiums                                         370
Realized gain (loss)                                            (2,844)
Change in unrealized appreciation (depreciation)                 2,211
Net purchases (sales)                                            8,654
Net transfers in and out of Level 3                             (3,327)
-------------------------------------------------------------------------------
Balance at 12/31/09                                            $13,570
-------------------------------------------------------------------------------
Change in Unrealized Gain/(Loss) relating to Level 3
 Securities Still held at December 31, 2009                    $   775

                                                                             91

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                                                              December 31, 2009

                                    [GRAPHIC]




          ELFUN MONEY MARKET FUND+

                                     LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
          ------------------------------------------------------------
          Investments in Securities    $--   $244,630   $--   $244,630

+ See Statement of Investments for Industry Classification.

* At December 31, 2009, the foreign securities were valued with the assistance of an independent fair value pricing service, causing securities to move from Level 1 to Level 2.

Transfers in and out of level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

92

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                                                              December 31, 2009

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REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates for securities denominated in foreign currencies from the fluctuations arising from changes in the market prices of those securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized exchange gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS

Certain Funds may invest in futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are

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                                                              December 31, 2009

                                    [GRAPHIC]



made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's

                                                              December 31, 2009

                                    [GRAPHIC]



currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts would appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES
(Dollars in Thousands)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

                                                              December 31, 2009

                                    [GRAPHIC]



At December 31, 2009, information on the tax components of capital is as follows:

                                     COST OF       GROSS TAX    GROSS TAX   NET TAX APPRECIATION/
                                   INVESTMENTS     UNREALIZED   UNREALIZED    (DEPRECIATION) ON
                                 FOR TAX PURPOSES APPRECIATION DEPRECIATION      INVESTMENTS
-------------------------------------------------------------------------------------------------
Elfun International Equity Fund     $  292,057      $ 38,407     $(30,155)        $  8,252
Elfun Trusts                         1,368,665       357,677      (86,487)         271,190
Elfun Diversified Fund                 216,640        15,160      (11,328)           3,832
Elfun Tax-Exempt Income Fund         1,699,591        93,040      (18,178)          74,862
Elfun Income Fund                      359,305         9,213      (14,804)          (5,591)
Elfun Money Market Fund                244,630            --           --               --

                                 NET TAX APPRECIATION/ UNDISTRIBUTED   UNDISTRIBUTED
                                   (DEPRECIATION) ON      INCOME/     LONG-TERM GAINS/    POST OCTOBER
                                 DERIVATIVES, CURRENCY  (ACCUMULATED    (ACCUMULATED         LOSSES
                                 AND OTHER NET ASSETS  ORDINARY LOSS)  CAPITAL LOSS)   (SEE DETAIL BELOW)
---------------------------------------------------------------------------------------------------------
Elfun International Equity Fund           $24               $158          $(33,366)         $    --
Elfun Trusts                               --                 --                --               --
Elfun Diversified Fund                      9                  1           (20,123)              --
Elfun Tax-Exempt Income Fund               --                 --            (8,798)          (2,942)
Elfun Income Fund                          --                732           (18,039)              --
Elfun Money Market Fund                    --                  1              (202)              --

As of December 31, 2009, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2009, there were no capital loss utilization.

               FUND                             AMOUNT  EXPIRES
               -------------------------------------------------
               Elfun International Equity Fund  $33,366 12/31/17
               Elfun Diversified Fund            20,123 12/31/17
               Elfun Tax-Exempt Income Fund       1,038 12/31/15
               Elfun Tax-Exempt Income Fund         990 12/31/16
               Elfun Tax-Exempt Income Fund       6,770 12/31/17
               Elfun Income Fund                  1,557 12/31/13
               Elfun Income Fund                  4,451 12/31/14
               Elfun Income Fund                    188 12/31/16
               Elfun Income Fund                 11,843 12/31/17
               Elfun Money Market Fund              202 12/31/16

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2009 as follows:

                                               CAPITAL CURRENCY
                 ----------------------------------------------
                 Elfun Tax-Exempt Income Fund  $2,492    $--

                                                              December 31, 2009

                                    [GRAPHIC]




The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008, were as follows:

                                  EXEMPT  ORDINARY   LONG-TERM
                                 INTEREST  INCOME  CAPITAL GAINS  ROC    TOTAL
-------------------------------------------------------------------------------
Elfun International Equity Fund
  2009                           $    --  $ 7,145     $   430    $   -- $ 7,575
  2008                                --   11,764       7,022        --  18,786
Elfun Trusts
  2009                                --   19,519      57,740     1,246  78,505
  2008                                --   21,873      45,849       831  68,553
Elfun Diversified Fund
  2009                                --    4,031           3        --   4,034
  2008                                --    5,618          --        --   5,618
Elfun Tax-Exempt Income Fund
  2009                            78,192    2,152          --        --  80,344
  2008                            79,398    2,614          --        --  82,012
Elfun Income Fund
  2009                                --   13,587          --        --  13,587
  2008                                --   17,027          --        --  17,027
Elfun Money Market Fund
  2009                                --    1,161          --        --   1,161
  2008                                --    8,080          --        --   8,080

DISTRIBUTIONS TO SHAREHOLDERS
(Dollars in Thousands)

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts, futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                                    UNDISTRIBUTED
                                    NET INVESTMENT    ACCUMULATED    PAID IN
                                        INCOME     NET REALIZED LOSS CAPITAL
   --------------------------------------------------------------------------
   Elfun International Equity Fund      $   90           $(90)       $    --
   Elfun Trusts                          1,246             11         (1,257)
   Elfun Diversified Fund                   (9)            35            (26)
   Elfun Tax-Exempt Income Fund             --             --             --
   Elfun Income Fund                        (2)             2             --
   Elfun Money Market Fund                  --             --             --

                                                              December 31, 2009

                                    [GRAPHIC]




INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis, including accreting of discounts and amortizing of premiums on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

DERIVATIVES DISCLOSURE

The Funds are subject to equity price risk, interest rate risk, credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an intitial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Funds bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Shown below are the derivative contracts entered into by the Funds, summarized by primary risk exposure.

                                 ASSET DERIVATIVES DECEMBER 31, 2009       LIABILITY DERIVATIVES DECEMBER 31, 2009
                            ---------------------------------------------  ----------------------------------------
                                                          NOTIONAL                             NOTIONAL
                                                           VALUE/                               VALUE/
DERIVATIVES NOT ACCOUNTED                                  NO. OF                               NO. OF
FOR AS HEDGING INSTRUMENTS        BALANCE SHEET          CONTRACTS   FAIR  BALANCE SHEET      CONTRACTS      FAIR
UNDER FASB ASC 815                   LOCATION           LONG/(SHORT) VALUE   LOCATION        LONG/(SHORT)    VALUE
--------------------------------------------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY FUND
  Equity Rate Contracts     Receivables, Net Assets --     708/12     11*
                            Unrealized Appreciation/
                            (Depreciation) on Futures

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and equity section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables Statement of Assets and Liabilities.

                                                              December 31, 2009

                                    [GRAPHIC]




Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                               TOTAL NUMBER   REALIZED GAIN
                                                               OF FUTURES/    OR (LOSS) ON     CHANGE IN UNREALIZED
DERIVATIVES NOT ACCOUNTED                                        OPTIONS       DERIVATIVES  APPRECIATION/(DEPRECIATION)
FOR AS HEDGING INSTRUMENTS          LOCATION IN THE             CONTRACTS      RECOGNIZED         ON DERIVATIVES
UNDER FASB ASC 815             STATEMENTS OF OPERATIONS      PURCHASED/(SOLD)   IN INCOME      RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY FUND
 Interest Rate Contracts    Net realized gain/(loss) on            425/(484)       68                   (23)
                            futures, Increase/(decrease) in
                            unrealized appreciation/
                            (depreciation) on futures

                                 ASSET DERIVATIVES DECEMBER 31, 2009       LIABILITY DERIVATIVES DECEMBER 31, 2009
                            ---------------------------------------------  ----------------------------------------
                                                          NOTIONAL                             NOTIONAL
                                                           VALUE/                               VALUE/
DERIVATIVES NOT ACCOUNTED                                  NO. OF                               NO. OF
FOR AS HEDGING INSTRUMENTS        BALANCE SHEET          CONTRACTS   FAIR  BALANCE SHEET      CONTRACTS      FAIR
UNDER FASB ASC 815                   LOCATION           LONG/(SHORT) VALUE   LOCATION        LONG/(SHORT)    VALUE
--------------------------------------------------------------------------------------------------------------------
ELFUN DIVERSIFIED FUND
 Equity Contracts           Receivables, Net Assets --   19,682/345   299*
                              Unrealized Appreciation/
                             (Depreciation) on Futures
 Interest Rate Contracts    Receivables, Net Assets --   (3,764)/30    75
                              Unrealized Appreciation/
                             (Depreciation) on Futures

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and equity section of the statement of assets and liabilities. Only the current day's variation margin is reported within the receivables and/or payables Statement of Assets and Liabilities.


Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                            TOTAL NUMBER   REALIZED GAIN
                                                            OF FUTURES/    OR (LOSS) ON     CHANGE IN UNREALIZED
DERIVATIVES NOT ACCOUNTED                                     OPTIONS       DERIVATIVES  APPRECIATION/(DEPRECIATION)
FOR AS HEDGING INSTRUMENTS        LOCATION IN THE            CONTRACTS      RECOGNIZED         ON DERIVATIVES
UNDER FASB ASC 815            STATEMENTS OF OPERATIONS    PURCHASED/(SOLD)   IN INCOME      RECOGNIZED IN INCOME
--------------------------------------------------------------------------------------------------------------------
ELFUN DIVERSIFIED FUND
 Equity Contracts           Net realized gain/(loss) on         992/(658)      1,748                 248
                            futures, Increase/(decrease)
 Interest Rate Contracts    Net realized gain/(loss) on         666/(720)        (63)                 75
                            futures, Increase/(decrease)

                                                              December 31, 2009

                                    [GRAPHIC]




                                ASSET DERIVATIVES DECEMBER 31, 2009          LIABILITY DERIVATIVES DECEMBER 31, 2009
                          -----------------------------------------------  ---------------------------------------------
                                                         NOTIONAL                                       NOTIONAL
DERIVATIVES NOT                                           VALUE/                                         VALUE/
ACCOUNTED FOR AS HEDGING                                  NO. OF                                         NO. OF
INSTRUMENTS UNDER FASB          BALANCE SHEET           CONTRACTS    FAIR        BALANCE SHEET         CONTRACTS   FAIR
ASC 815                            LOCATION            LONG/(SHORT)  VALUE         LOCATION           LONG/(SHORT) VALUE
------------------------------------------------------------------------------------------------------------------------
ELFUN INCOME FUND
Interest Rate Contracts   Receivables, Net Assets --  (13,046)/(113)  347* Payables, Net Assets --     16,599/89   (69)
                          Unrealized Appreciation/                         Unrealized Appreciation/
                          (Depreciation) on Futures                        (Depreciation) on Futures

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and equity section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                            TOTAL NUMBER   REALIZED GAIN
                                                            OF FUTURES/    OR (LOSS) ON     CHANGE IN UNREALIZED
DERIVATIVES NOT ACCOUNTED                                     OPTIONS       DERIVATIVES  APPRECIATION/(DEPRECIATION)
FOR AS HEDGING INSTRUMENTS        LOCATION IN THE            CONTRACTS      RECOGNIZED         ON DERIVATIVES
UNDER FASB ASC 815            STATEMENTS OF OPERATIONS    PURCHASED/(SOLD)   IN INCOME      RECOGNIZED IN INCOME
--------------------------------------------------------------------------------------------------------------------
ELFUN INCOME FUND
 Interest Rate Contracts    Net realized gain/(loss) on    3,665/(3,795)        724                 (131)
                            futures, Increase/(decrease)

3. LINE OF CREDIT

The Funds share a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Funds have a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Funds during the period ended December 31, 2009.

4. AMOUNTS PAID TO AFFILIATES

During 2009, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administration expenses and unitholder servicing agent expenses in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2009, $79 (dollars in thousands) was charged to the Funds and was allocated pro rata across Funds based upon relative net assets. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

                                                              December 31, 2009

                                    [GRAPHIC]




5. INVESTMENT TRANSACTIONS
(Dollars in Thousands)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2009, were as follows:

                               U.S. GOVERNMENT SECURITIES             OTHER SECURITIES
                               --------------------------            ------------------
                               PURCHASES      SALES                  PURCHASES  SALES
   ------------------------------------------------------------------------------------
   Elfun International Equity
    Fund                       $     --      $     --                $114,797  $112,480
   Elfun Trusts Fund                 --            --                 108,342   189,395
   Elfun Diversified Fund       129,066       149,723                 107,692    98,091
   Elfun Tax-Exempt Fund             --            --                 632,293   562,130
   Elfun Income Fund            771,423       878,139                 275,457   194,333

OPTIONS

During the year ended December 31, 2009 there were no written option contracts.

SECURITY LENDING

At December 31, 2009, the Funds did not participate in securities lending.

6. MONEY MARKET FUND GUARANTEE PROGRAM

The ElFun Money Market Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009, the day the Program expired. Under the Program, if the fund's market value per share dropped below $0.995 on any day while the Program was in effect and the fund was subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 would have been eligible to receive a payment from the U.S. Department of Treasury. No such guarantee event occurred during the term of the Program. The ElFun Money Market Fund shareholders incurred $183,195 which increased the operating expenses by 0.06% for participation in the Program.

                                    [GRAPHIC]




[LOGO]

THE UNITHOLDERS AND BOARD OF TRUSTEES
ELFUN FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, each a series of Elfun Funds (collectively, the "Funds"), as of December 31, 2009 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund as of December 31, 2009, the results of their operations, changes in their net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Boston, Massachusetts
February 25, 2010

                                    [GRAPHIC]


For the year ended December 31, 2009

SUMMARY

For the fiscal year ended December 31, 2009 certain dividends paid by the Fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

           FUND NAME                        QUALIFIED DIVIDEND INCOME
           ----------------------------------------------------------
           Elfun International Equity Fund            99.40%
           Elfun Diversified Fund                     48.41%
           Elfun Trusts                               90.67%

Of the dividends paid from net investment income by the Elfun Tax Exempt Fund during the calendar year ended December 31, 2009, 97.32% represent exempt interest dividends for Federal income tax purposes.

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

              FUND NAME               DIVIDENDS RECEIVED DEDUCTION
              ----------------------------------------------------
              Elfun Diversified Fund             20.94%
              Elfun Trusts                       86.38%

For the year ended December 31, 2009, the Fund hereby designates as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income.

                 FUND NAME                        GROSS AMOUNT
                 ---------------------------------------------
                 Elfun International Equity Fund  $   430,016
                 Elfun Trusts                     $57,739,536
                 Elfun Diversified Fund           $     2,805

The following Fund intends to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended December 31, 2009, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Fund follows:

                                        TOTOL GROSS FOREIGN TOTAL FOREIGN
       FUND NAME                           SOURCE INCOME     TAXES PAID
       ------------------------------------------------------------------
       Elfun International Equity Fund      $8,306,461        $813,322

                                    [GRAPHIC]



The Board of Trustees of the Elfun Funds/1/ (the "Board") considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at a meeting held on December 17, 2009.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund's investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members discussed the personnel changes made during the past year by GEAM. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

-------------
/1/ The Elfun Funds include the Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Money Market Fund (each, a "Fund" and collectively, the "Funds").

                                    [GRAPHIC]




In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUNDS

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board members discussed GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board members concluded that the Funds' performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES PROVIDED TO THE FUNDS

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. ("GEID"), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds' arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable for each area of GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED FOR THE BENEFIT OF FUND SHAREHOLDERS AS THE FUNDS GROW

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

                                    [GRAPHIC]




COMPARISON OF SERVICES TO BE RENDERED AND COSTS TO BE INCURRED

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

CONCLUSION

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

                                    [GRAPHIC]



INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JAMES W. IRELAND III

--------------------------------------------------------------------------------

ADDRESS c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE 54

POSITION HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of the Norman Rockwell Museum since September 1997 and Treasurer of the Norman Rockwell Museum Board of Trustees since September 1998; Member of the Board of Directors of the Damon Runyon Cancer Research Foundation since October 2008; Trustee and Vice Chair of the Campaign Steering Committee of St. Lawrence University since July 2001; Trustee of GE Savings & Security Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
DANIEL O. COLAO

--------------------------------------------------------------------------------

ADDRESS c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE 43

POSITION HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President and Chief Financial Officer of GEAM since July 2008; Global Chief Financial Officer of Lehman Brothers Investment Management Division from March 2008 to July 2008; Managing Director and Global Chief Financial Officer of Lehman Brothers Bank and Mortgage Capital Division from March 2007 to March 2008; Chief Financial Officer of GE Aviation Services from August 2005 to March 2007; Chief Financial Officer of GE Vendor Financial Services from August 2004 to August 2005; GE Corporate Financial Planning and Analysis (FP&A) manager from June 2004 to August 2004; Chief Financial Officer of GE Fleet Services from January 2001 to June 2004.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun GE Savings & Security Funds and General Electric Pension Trust since July 2008; Director of GE Asset Management Limited (GEAML) since August 2008.

--------------------------------------------------------------------------------
PAUL M. COLONNA

--------------------------------------------------------------------------------

ADDRESS c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE 41

POSITION HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President - Fixed Income at GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President-Structured Products at GEAM from March 2002 to March 2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since February 2007; Director of GE Asset Management Limited (GEAML) since December 2007.

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 22 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

                                    [GRAPHIC]




NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003, Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

--------------------------------------------------------------------------------
AMIEL GOLDBERG
--------------------------------------------------------------------------------

ADDRESS c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE 46

POSITION HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less then one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Risk Officer since June 2009; Executive Director and Investment Banker - Financial Institutions Solutions Group of UBS Investment Bank from April 2007 to May 2008; Senior Vice President
- Enterprise Wide Finance and Divisional Finance Officer - Commercial Banking Group of WaMu from January 2007 to April 2007; Senior Vice President - Enterprise Wide Finance and Treasury Integration and Methods Executive of WaMu from July 2005 to December 2006; Vice President/Director and Head of Asset-Liability Management of CoBank, ACB from January of 2000 to June 2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since June 2009.

--------------------------------------------------------------------------------
RALPH R. LAYMAN

--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 54

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 18 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President - International Equity Investments of GEAM since March 2007; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President - International Equity Investments at GEAM from 1993 to March 2007; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE 48

POSITION HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds and GE Institutional Funds since July 2007. Director of GE Investments Funds, Inc. since July 2007; Trustee of GE Savings & Security Funds and General Electric Pension Trust since July 2007.

                                    [GRAPHIC]




--------------------------------------------------------------------------------
JUDITH A. STUDER

--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Market Strategist at GEAM; President - U.S. Equities at GEAM from June 2007 to July 2009; Executive Vice President of GEAM from 2006 to June 2007; Executive Vice President - Investment Strategies from July 2006 to June 2007; Senior Vice President - International Equities of GEAM from 1995-2006; Senior Vice President - Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 2004.

--------------------------------------------------------------------------------
DONALD W. TOREY

--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 52

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President - Alternative Investments at GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President - Alternative Investments from 1997 to March 2007; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager -Mergers and Acquisitions Finance for GE from 1989-1993; Vice President - Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
JOHN J. WALKER

--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 56

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President and Chief Operating Officer of Geam since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1999; Director of GE Asset Management Limited (GEAML) since July 1995.

--------------------------------------------------------------------------------
DAVID WIEDERECHT
--------------------------------------------------------------------------------

ADDRESS c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE 53

POSITION HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - One year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President - Investment Strategies since February 2008; Managing Director - Alternative Investments from 2004 to 2008; Vice President - Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of Edmunds Holding Company since 1999; Director of The Ritten-house Hotel and Condominium since 1992; Director of Ross-Simons, Inc. since 2001.




The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

                                    [GRAPHIC]




PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

ADAM W. ACKERMAN is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since June 2009. Since joining GE Asset Management in 2005, Mr. Ackerman served in various positions including manager of the global fixed income trading operations and became an assistant portfolio manager in June 2009.

DAVID B. CARLSON is the Chief Investment Officer - U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management . Mr. Carlson is the portfolio manager for ELFUN TRUSTS and has served in this capacity since 1988. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the ELFUN TAX-EXEMPT INCOME FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is the President and Chief Investment Officer - Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the ELFUN INCOME FUND and has been responsible for the fixed income portion of the ELFUN DIVERSIFIED FUND. Mr. Colonna became President - Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an assistant portfolio manager of GE Asset Management. He has served on the portfolio management team for the ELFUN MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the ELFUN INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the ELFUN INTERNATIONAL EQUITY FUND since joining GE Asset Management in October 1996. Prior to joining GE Asset Management,
Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the ELFUN INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

RALPH R. LAYMAN is the President and Chief Investment Officer - Public Equities and a Director at GE Asset Management. He manages the overall public equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the ELFUN INTERNATIONAL EQUITY FUND since 1991 and has been responsible for the international equity portion for the ELFUN DIVERSIFIED FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992 and President -International Equities in March 2007.

THOMAS R. LINCOLN is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the ELFUN DIVERSIFIED FUND since

                                    [GRAPHIC]



PORTFOLIOMANAGER BIOGRAPHIES (continued)

May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

MICHAEL E. MARTINI is a portfolio manager at GE Asset Management. He has served on the portfolio management team for the ELFUN MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management,
Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the ELFUN INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the ELFUN INCOME FUND since March 2005. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

MICHAEL J. SOLECKI is the Chief Investment Officer - International Equities at GE Asset Management. He has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the ELFUN DIVERSIFIED FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GEAM including Senior Vice President - U.S. Equities from 1991 to 1995, 1991 Senior Vice President - International Equities from 1995 to 2006, President - Investment Strategies from July 2006 to June 2007 and President - U.S. Equities from June 2007 to July 2009.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. Ms. Wehner has been responsible for the mid-cap equity portion of the ELFUN DIVERSIFIED FUND since May 2008. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

                                    [GRAPHIC]




PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
Judith A. Studer
Thomas R. Lincoln
Ralph R. Layman
Paul M. Colonna
Diane M. Wehner

ELFUN TAX-EXEMPT INCOME FUND
Michael Caufield

ELFUN INCOME FUND
Team led by Paul M. Colonna

ELFUN MONEY MARKET FUND
Team led by Michael E. Martini

INVESTMENT ADVISER
GE Asset Management Incorporated

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

CUSTODIAN
State Street Bank & Trust Company

UNITHOLDER SERVICING AGENT
Address all inquiries to:
GE Funds
c/o PNC Global Investment Servicing
P.O. Box 9838
Providence, RI 02940

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated

Cheryl H. Beacock, Senior Vice President, Human Resources

Dan Colao, Trustee, EVP, Chief Financial Officer

Michael J. Cosgrove, Trustee, President and Chief Executive Officer - Mutual Funds and Intermediary Business

Paul M. Colonna, Trustee, President and Chief Investment Officer - Fixed Income Investments

Amiel Goldberg, Trustee, Senior Vice President, Chief Risk Officer

Ralph R. Layman, Trustee, President and Chief Investment Officer - Public Equity Investments

Matthew J. Simpson, Trustee, EVP, General Counsel and Secretary

Judith A. Studer, Trustee, Chief Market Strategist (since July 2009)

Donald W. Torey, Trustee, President - Alternative Investments and Real Estate

John J. Walker, Trustee, EVP, Chief Operating Officer

David Wiederecht, Trustee, President and Chief Investment Officer - Investment Strategies

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)

                                    [GRAPHIC]



NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

View account balance and transaction history   View and order tax forms
Make exchanges                                 View quarterly statements
Redeem shares                                  Change address
Purchase shares                                Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

NEW EXTENDED TELEPHONE SERVICE

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

GE Funds
c/o PNC Global Investment Servicing
P.O. Box 9838
Providence, RI 02940

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

                                    [GRAPHIC]



                            MORNINGSTAR RATINGS(TM)
                           THROUGH DECEMBER 31, 2009

-----------------------------------------------------------------------------------------------------------------------
   FUND                          NUMBER OF                                STAR
(CATEGORY)                    FUNDS IN CATEGORY                          RATING
-----------------------------------------------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY -- (Foreign Large Blend)
-----------------------------------------------------------------------------------------------------------------------
                Overall              635                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                3 year               635                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                5 year               462                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                10 year              249                                                  [GRAPHIC]


-------------------------------------------------------------------------------------------------------
ELFUN TRUSTS -- (Large Growth)
-----------------------------------------------------------------------------------------------------------------------
                Overall             1548                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                3 year              1548                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                5 year              1276                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                10 year              698                                                  [GRAPHIC]


-------------------------------------------------------------------------------------------------------
ELFUN DIVERSIFIED -- (Moderate Allocation)
-----------------------------------------------------------------------------------------------------------------------
                Overall              953                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                3 year               953                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                5 year               786                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                10 year              441                                                  [GRAPHIC]


-------------------------------------------------------------------------------------------------------
ELFUN TAX-EXEMPT INCOME -- (Muni National Long)
-----------------------------------------------------------------------------------------------------------------------
                Overall              255                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                3 year               255                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                5 year               232                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                10 year              203                                                  [GRAPHIC]


-------------------------------------------------------------------------------------------------------
ELFUN INCOME -- (Intermediate-Term Bond)
-----------------------------------------------------------------------------------------------------------------------
                Overall              978                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                3 year               978                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                5 year               866                                                  [GRAPHIC]


         ----------------------------------------------------------------------------------------------
                10 year              496                                                  [GRAPHIC]


-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

ELFUN FUNDS
3001 Summer Street
Stamford, CT 06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
Member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900
www.gefunds.com/elfun


-------------------------------------------------------------------------------

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge
(i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at http://www.geam.com; and (ii) on the Commission's website at
http://www.sec.gov.
-------------------------------------------------------------------------------

                          [LOGO]      ELF 1 (2/10)
                          ----------------------------

                                   PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Permit No. 1793
                                 Lancaster, PA

ITEM 2.   CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Daniel O. Colao, Amiel H. Goldberg (effective March 2010), and John J. Walker are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Trustees that Messr. Colao qualifies as an audit committee financial expert. Each audit committee member is deemed to be an interested person of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $15,300 in 2008 and $15,300 in 2009.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)       (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the "Funds") Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.        Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including:
(i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits. The Audit Committee shall review the Auditor's specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and
(3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph
(c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;

(k) to report on the Fund's qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

          If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2008 or 2009 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)       Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2008 and $0 in 2009.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates that were not pre-approved.

ITEM 5.   Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are:
Daniel O. Colao, Amiel H. Goldberg (effective March 2010) and
John J. Walker.

ITEM 6.   Schedule of Investments.

                           Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Applicable only to Closed-End Management Investment Companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Applicable only to Closed-End Management Investment Companies.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

          No material changes.

ITEM 11.  CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)  Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of James W. Ireland and Eunice Tsang as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun Diversified Fund


By:   /S/JAMES W. IRELAND
      --------------------------------------
      James W. Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date: September 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/JAMES W. IRELAND
      --------------------------------------
      James W. Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date: September 21, 2010


By:   /S/EUNICE TSANG
      ----------------------
      Eunice Tsang
      TREASURER, ELFUN FUNDS

Date: September 21, 2010

EXHIBIT INDEX

     (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

     (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.